This combined prospectus sets forth concisely the information a prospective investor should know before investing in the following funds: Scudder Tax Free Money Fund; Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund, each a series of Scudder Tax Free Trust; Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund, each a series of Scudder Municipal Trust. All three Trusts are open-end management investment companies. Please retain this prospectus for future reference.

Shares of the Funds are not insured or guaranteed by the U.S. Government. Scudder Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

If you require more detailed information, the Funds' Statement of Additional Information dated March 1, 1996, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Scudder Tax Free
Money Fund

Scudder Limited Term
Tax Free Fund

Scudder Medium Term
Tax Free Fund

Scudder Managed
Municipal Bonds

Scudder High Yield
Tax Free Fund

-------------------------------------

March 1, 1996

Prospectus

Five pure no-load(TM) (no sales charges) mutual funds seeking tax-free income through different investment objectives.

  Expense information

 How to compare a Scudder pure no-load(TM) fund


This information is designed to help you understand the various costs and expenses of investing in Scudder Tax Free
Money Fund and Scudder Medium Term Tax Free Fund. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)   Shareholder transaction expenses: Expenses charged directly to your individual account in either Fund for various transactions.

                                                                       Scudder Tax Free               Scudder Medium
                                                                           Money Fund               Term Tax Free Fund
                                                                           ----------               ------------------
     Sales commissions to purchase shares (sales load)                          NONE                      NONE
     Commissions to reinvest dividends                                          NONE                      NONE
     Redemption fees                                                            NONE*                     NONE*
     Fees to exchange shares                                                    NONE                      NONE

 2)  Annual Fund  operating  expenses:  Expenses paid by either Fund before it distributes  its net investment  income, expressed as a percentage of its average daily net assets for the year ended December 31, 1994.

     Investment management fees                                                0.50%                     0.56%**
     12b-1 fees                                                                 NONE                      NONE
     Other expenses                                                            0.27%                     0.15%
                                                                               -----                     -----
     Total Fund operating expenses                                             0.77%                     0.71%**
                                                                               =====                     =====

 Example

Based on the levels of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted
above, the Funds have no redemption fees of any kind.)

     One year                                                                $   8                     $   7
     Three years                                                                25                        23
     Five years                                                                 43                        40
     Ten years                                                                  95                        88

See "Fund organization--Investment adviser" for further information about the investment management fees. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

*    You may redeem by writing or calling the Funds or by Write-A-Check. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

**   The Adviser waived a portion of its fee so that the Fund's total operating expenses did not exceed: 0.25% of average daily net assets on January 1, 1994, 0.50% from January 2, 1994 to April 30, 1994, and 0.70% from May 1,
     1994 to October 31, 1995. The above table shows what the fees and expenses would have been if the Adviser had not agreed to waive a portion of its fee. Actual expenses charged for the fiscal year ended December 31, 1994, after waiver, equaled 0.63% of average daily net assets.


                                                           2

Expense information

 How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Managed
Municipal Bonds and Scudder High Yield Tax Free Fund. By reviewing this table and those in other mutual funds'
prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM)
funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)   Shareholder transaction expenses: Expenses charged directly to your individual account in either Fund for various transactions.

                                                                        Scudder Managed          Scudder High Yield
                                                                        Municipal Bonds            Tax Free Fund
                                                                        ---------------            -------------

     Sales commissions to purchase shares (sales load)                          NONE                      NONE
     Commissions to reinvest dividends                                          NONE                      NONE
     Redemption fees                                                            NONE*                     NONE*
     Fees to exchange shares                                                    NONE                      NONE

2)   Annual Fund operating expenses: Expenses paid by either Fund before it distributes its net investment income, expressed as a percentage of its average daily net assets for the year ended December 31, 1994.

     Investment management fees (after waiver)                                 0.51%                      0.52%
     12b-1 fees                                                                 NONE                      NONE
     Other expenses                                                            0.12%                      0.28%
                                                                               -----                      -----
     Total Fund operating expenses                                             0.63%                      0.80%**
                                                                               =====                      =====

 Example

Based on the levels of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted
above, the Funds have no redemption fees of any kind.)

     One year                                                                $   6                     $   8
     Three years                                                                20                        26
     Five years                                                                 35                        44
     Ten years                                                                  79                        99

See "Fund organization--Investment adviser" for further information about the investment management fees. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

*    You may redeem by writing or calling the Funds. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."


**   For the fiscal year ended December 31, 1994 the Adviser waived a portion of its management fee so that the Fund's total operating expenses did not exceed 0.80% of average daily net assets. If the Adviser had not agreed to waive a portion of its fee, the total annualized expenses would have been: investment management fee 0.69%, other expenses
     0.28% and total operating expenses 0.97% for the fiscal year ended December 31, 1994. The Adviser has agreed to waive a portion of its fee so that the Fund's total operating expenses do not exceed 0.80% of average daily net assets until April 30, 1996. To the extent that expenses fall below 0.80% during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts reimbursed or waived during the period, but only to the extent that the Fund's expenses do not exceed 0.80%.



Expense information

 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder Limited Term Tax Free Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

                                                          Scudder Limited Term
                                                              Tax Free Fund
                                                              -------------

     Sales commissions to purchase shares (sales load)            NONE
     Commissions to reinvest dividends                            NONE
     Redemption fees                                              NONE*
     Fees to exchange shares                                      NONE


 2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended October 31, 1995.


     Investment management fee (after waiver)                     0.25%**
     12b-1 fees                                                   NONE
     Other expenses (after reimbursement)                         0.25%**
                                                                  ----
     Total Fund operating expenses                                0.50%**
                                                                  ====


 Example

 Based on the level of Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)


            1 Year         3 Years          5 Years       10 Years
            ------         -------          -------       --------
             $5              $16              $28           $63


 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund or by Write-A-Check. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."


** Until April 30, 1996, the Adviser has agreed to reimburse Fund operating expenses and waive a portion of its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.50% of average daily net assets. If the Adviser had not agreed to reimburse operating expenses and waive a portion of its fee so that the total annualized expenses of the Fund did not exceed 0% for the period November 1, 1994 to February 28, 1995, and 0.25% for the period March 1, 1995 to August 31, 1995, Fund expenses would have been: investment management fee 0.60%, other expenses 0.25% and total operating expenses 0.85% for the fiscal year ended October 31, 1995. To the extent that expenses fall below 0.50% during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts reimbursed or waived during the period, but only to the extent that the Fund's expenses do not exceed 0.50%.

Financial highlights
Scudder Tax Free Money Fund


-----------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                        Six Months
                           Ended                                Years Ended December 31,
                       June 30, 1995    ------------------------------------------------------------------------------
                        (Unaudited)      1994    1993    1992    1991    1990    1989    1988    1987    1986    1985
                       -------------    ------------------------------------------------------------------------------
Net asset value,
 beginning of
  period............      $1.000        $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                          ------        ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net investment
  income............        .016          .022    .018    .025    .041    .053    .057    .046    .040    .041    .045
Less distributions
  from net
  investment
  income............       (.016)        (.022)  (.018)  (.025)  (.041)  (.053)  (.057)  (.046)  (.040)  (.041)  (.045)
                          ------        ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
  end of period.....      $1.000        $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                          ======        ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%)....        1.61**        2.26    1.86    2.54    4.20    5.44    5.83    4.73    4.03    4.19    4.62
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period
  ($ millions)......         233           257     222     267     279     303     279     358     390     383     265
Ratio of operating
  expenses to
  average daily
  net assets (%)....         .77*          .77     .75     .73     .70     .72     .70     .67     .66     .63     .63
Ratio of net
  investment
  income to
  average daily
  net assets (%)....        3.22*         2.24    1.84    2.53    4.12    5.30    5.67    4.61    4.03    4.01    4.54

  * Annualized
 ** Not annualized

Financial highlights
Scudder Medium Term Tax Free Fund

-----------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                               Six Months Ended
                                   June 30,                            Years Ended December 31,
                                     1995     -------------------------------------------------------------------------------
                                 (Unaudited)   1994     1993    1992    1991    1990    1989    1988    1987    1986    1985
                                 -----------  -------------------------------------------------------------------------------

Net asset value, beginning
  of period......................   $10.39    $11.36   $10.86  $10.62  $10.11  $10.04  $10.02  $10.07  $10.34  $10.03  $ 9.67
                                    ------    ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
  operations:
    Net investment income (a)....      .27       .53      .60     .65     .67     .54     .56     .54     .54     .62     .68
    Net realized and
      unrealized gain (loss)
      on investments.............      .56      (.92)     .56     .27     .52     .07     .02    (.05)   (.22)    .41      36
                                    ------    ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from investment operations.      .83      (.39)    1.16     .92    1.19     .61     .58     .49     .32    1.03    1.04
                                    ------    ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions from:
  From net investment income.....     (.27)     (.53)    (.60)   (.65)   (.67)   (.54)   (.56)   (.54)   (.54)   (.62)   (.68)
  From net realized
    gains on investments.........       --      (.05)    (.06)   (.03)   (.01)     --      --      --    (.05)   (.10)     --
                                    ------    ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total distributions............     (.27)     (.58)    (.66)   (.68)   (.68)   (.54)   (.56)   (.54)   (.59)   (.72)   (.68)
                                    ------    ------   ------  ------  ------  ------  ------  ------  ------  ------  ------
  Net asset value, end of period.   $10.95    $10.39   $11.36  $10.86  $10.62  $10.11  $10.04  $10.02  $10.07  $10.34  $10.03
                                    ======    ======   ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%) (B).............     8.10**   (3.50)   10.94    8.93   12.13    6.29    6.00    4.92    3.23   10.54   11.02
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions)...................      712       701    1,017     661     268      27      54      99     125     104      59
Ratio of operating expenses
  net, to average daily net
  assets (%) (a).................      .70*      .63      .14      --      --     .97     .91     .79     .80     .82     .85
Ratio of net investment income
  to average net assets (%)......     5.12*     4.94     5.35    6.07    6.44    5.37    5.62    5.05    5.37    6.00    6.76
Portfolio turnover rate (%)......     34.3*     33.8     37.3    22.4    14.0   116.9    15.7    31.2    32.6    44.3   132.2

(a) Portion of expenses
     reimbursed by
     the Adviser.................   $   --    $   --   $ .005  $ .014  $ .020  $ .001  $   --  $   --  $   --  $   --  $   --

    Management fee and
     other fees not imposed......   $ .002    $  .01   $ .063  $ .064  $ .062  $ .002  $   --  $   --  $   --  $   --  $ .001

    Annualized ratio of operating expenses, including expenses reimbursed, management fee and other expenses not imposed, to average daily net assets aggregated 0.74%, 0.71%, 0.75%, 0.80%, 0.88% and 1.00% for the six months ended June 30, 1995 and for the years ended December 31, 1994, 1993, 1992, 1991 and 1990, respectively.

(b) Total returns may have been higher due to maintenance of the Fund's expenses.

    On November 1, 1990, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the 1990
    Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax--free income and current liquidity.
    Financial information for each of the six years in the period ended December 31, 1990 should not be considered representative of the present Fund.

  * Annualized

 ** Not annualized

Financial highlights
Scudder Managed Municipal Bonds

-------------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                          SIX MONTHS ENDED                              YEARS ENDED DECEMBER 31,
                           JUNE 30, 1995   ------------------------------------------------------------------------------------
                            (UNAUDITED)     1994         1993     1992   1991    1990    1989    1988    1987    1986    1985
                           -------------   ------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period.................       $8.07      $ 9.09       $ 8.72   $8.80  $ 8.45  $8.54   $ 8.60  $ 8.24  $8.93   $ 8.40  $ 7.69
                                -----      ------       ------   -----  ------  -----   ------  ------  -----   ------  ------
Income from
  investment
  operations:
  Net investment
    income.................       .25         .46          .47     .51     .53    .55      .59     .60    .61      .61     .59
  Net realized
    and unrealized
    gain (loss) on
    investment
    transactions...........       .45       (1.00)         .66     .25     .47     --      .33     .38   (.58)     .77     .71
                                -----      ------       ------   -----  ------  -----   ------  ------  -----   ------  ------
Total from
  investment
  operations...............       .70        (.54)        1.13     .76    1.00    .55      .92     .98    .03     1.38    1.30
                                -----      ------       ------   -----  ------  -----   ------  ------  -----   ------  ------
Less distributions:
  From net
    investment
    income.................      (.25)       (.46)        (.47)   (.51)   (.53)  (.55)    (.59)   (.60)  (.61)    (.61)   (.59)
  From net realized
    gains on
    investment
    transactions...........        --          --         (.29)   (.33)   (.12)  (.09)    (.39)   (.02)  (.11)    (.24)     --
  In excess of net
    realized gains.........        --        (.02)          --       --     --     --       --       --    --       --      --
                                -----      ------       ------   -----  ------  -----   ------  ------  -----   ------  ------
  Total distributions......      (.25)       (.48)        (.76)   (.84)   (.65)  (.64)    (.98)   (.62)  (.72)    (.85)   (.59)
                                -----      ------       ------   -----  ------  -----   ------  ------  -----   ------  ------
Net asset value,
  end of period............     $8.52      $ 8.07       $ 9.09   $8.72  $ 8.80  $8.45   $ 8.54  $ 8.60  $8.24   $ 8.93  $ 8.40
                                =====      ======       ======   =====  ======  =====   ======  ======  =====   ======  ======
TOTAL RETURN (%)...........      8.76**     (6.04)       13.32    8.98   12.23   6.77    11.19   12.27    .34    16.84   17.37
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions)......       743         709          910     830     796    719      691     635    592      663     574
Ratio of operating
  expenses to average
  daily net assets (%).....       .64*        .63          .63     .63     .64    .61      .62     .61    .63      .58     .58
Ratio of net investment
  income to average
  daily net assets (%).....      6.01*       5.41         5.21    5.76    6.16   6.61     6.78    7.13   7.20     6.88    7.27
Portfolio turnover
  rate (%).................      18.6*       33.7         52.8    59.6    32.4   72.1     89.8    75.5   73.5     78.0    98.2

  *  Annualized
 **  Not annualized

Financial highlights

Scudder High Yield Tax Free Fund
-----------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                                                                                                                     FOR THE PERIOD
                                SIX MONTHS                                                                          JANUARY 22, 1987
                                  ENDED                                                                              (COMMENCEMENT
                                 JUNE 30,                            YEARS ENDED DECEMBER 31,                       OF OPERATIONS TO
                                  1995        ---------------------------------------------------------------------    DECEMBER 31,
                               (UNAUDITED)    1994       1993       1992       1991       1990      1989       1988       1987
                               -----------    --------------------------------------------------------------------- ----------------
Net asset value, beginning
 of period . . . . . . . . . . .  $10.86     $12.55     $11.90     $11.67     $11.19     $11.35    $11.06     $10.52      $12.00
                                  ------     ------     ------     ------     ------     ------    ------     ------      ------
Income from investment
 operations:
 Net investment income (a) . . .     .33        .70        .67        .72        .76        .77       .76        .83         .78
 Net realized and unrealized
  gain (loss) on investments . .     .89      (1.73)       .93        .50        .69       (.11)      .35        .54       (1.48)
                                  ------     ------     ------     ------     ------     ------    ------     ------      ------
Total from investment
 operations  . . . . . . . . . .    1.22      (1.03)      1.60       1.22       1.45        .66      1.11       1.37        (.70)
                                  ------     ------     ------     ------     ------     ------    ------     ------      ------
Less distributions:
 From net investment income  . .    (.37)      (.66)      (.67)      (.72)      (.76)      (.77)     (.76)      (.83)       (.78)
 From net realized gains on
  investment transactions  . . .      --         --       (.21)      (.27)      (.21)      (.05)     (.06)        --          --
 In excess of net realized gains
  on investment transactions . .      --         --       (.07)        --         --         --        --         --          --
                                  ------     ------     ------     ------     ------     ------    ------     ------      ------
Total Distributions  . . . . . .    (.37)      (.66)      (.95)      (.99)      (.97)      (.82)     (.82)      (.83)       (.78)
                                  ------     ------     ------     ------     ------     ------    ------     ------      ------
Net asset value, end of period .  $11.71     $10.86     $12.55     $11.90     $11.67     $11.19    $11.35     $11.06      $10.52
                                  ======     ======     ======     ======     ======     ======    ======     ======      ======
Total Return (%)                   11.35**    (8.38)     13.85      10.88      13.36       6.02     10.32      13.48       (5.81)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) . . . . . .     284        260        317        204        160        129       114         74          36
Ratio of operating expenses net,
 to average daily net assets
 (%) (a) . . . . . . . . . . . .     .80*       .80        .92        .98       1.00       1.00      1.00        .67         .40*
Ratio of net investment income
 to average daily net assets (%)    5.83*      6.01       5.38       6.10       6.65       6.88      6.72       7.65        8.45*
Portfolio turnover rate (%). . .    20.4*      34.3       56.4       56.6       45.5       33.4      75.8       36.7       131.8*
(a)  Reflects a per share
      amount of expenses,
      exclusive of management
      fees, reimbursed by the
      Adviser of . . . . . . . .  $   --     $   --     $   --     $   --     $   --     $   --    $   --     $ .010      $ .066
     Reflects a per share amount
      of management fee not
      imposed by the Adviser of.  $  .01     $  .02     $  .01     $   --     $   --     $  .01    $  .01     $  .05      $  .06
     Operating expense ratio,
      including expenses
      reimbursed, management
      fee and other expenses
      not imposed (%). . . . . .      98*       .97        .98        .99       1.04       1.09      1.15       1.25        1.80*

 *  Annualized
**  Not annualized

Financial highlights

Scudder Limited Term Tax Free Fund
-----------------------------------------------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout the period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the
Fund's Annual Report dated October 31, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.
                                                                                         For the Period
                                                                                        February 15, 1994
                                                                         Year Ended     (commencement
                                                                         October 31,   of operations) to
                                                                            1995        October 31, 1994
                                                                         -----------   ------------------
Net asset value, beginning of period..................................   $  11.67            $   12.00
                                                                         --------            ---------
Income from investment operations:

  Net investment income (a)...........................................        .56                  .38

  Net realized and unrealized gain (loss) on investments..............        .34                 (.33)
                                                                         --------             --------
Total from investment operations......................................        .90                  .05
                                                                         --------             --------

Less distributions from net investment income.........................       (.56)                (.38)
                                                                         --------             --------

Net asset value, end of period........................................    $ 12.01             $  11.67
                                                                         --------             --------
                                                                         --------             --------

TOTAL RETURN (%) (b)..................................................       7.94                  .44**

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ($ millions)................................        122                   68

Ratio of operating expenses, net to average daily net assets (%) (a)..        .23                   --

Ratio of net investment income to average daily net assets (%)........       4.78                 4.84*

Portfolio turnover rate (%)...........................................       37.5                 36.3*
(a)   Reflects a per share amount of expenses, exclusive of
        management fees, reimbursed by the Adviser of.................    $   .01             $    .04


      Reflects a per share amount of management fee and other
        fees not imposed by the Adviser of............................    $   .07             $    .06

      Operating expense ratio including expenses
        reimbursed, management fee and other expenses
        not imposed (%)...............................................        .85                 1.29*

(b)   Total returns are higher due to maintenance of the Fund's expenses.

  * Annualized
* * Not annualized

A message from Scudder's chairman

Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                                  /s/Daniel Pierce

Scudder tax free funds

Five pure no-load(TM) (no sales charges) mutual funds seeking tax-free income through different investment objectives:

*    Scudder Tax Free Money Fund

*    Scudder Limited Term Tax Free Fund

*    Scudder Medium Term Tax Free Fund

*    Scudder Managed Municipal Bonds

*    Scudder High Yield Tax Free Fund

Contents

Investment characteristics                            11
Scudder Tax Free Money Fund                           12
Scudder Limited Term Tax Free Fund                    13
Scudder Medium Term Tax Free Fund                     15
Scudder Managed Municipal Bonds                       16
Scudder High Yield Tax Free Fund                      17
Selecting among the Funds                             19
Purchases                                             20
Exchanges and redemptions                             21
Additional information about policies
   and investments                                    22
Distribution and performance information              26
Fund organization                                     27
Summary of important features                         28
Transaction information                               29
Shareholder benefits                                  33
Trustees and Officers                                 36
Investment products and services                      37
How to contact Scudder                                38

Investment characteristics

Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund (the "Funds") are tax-free income funds advised by Scudder, Stevens & Clark, Inc. (the "Adviser"). The five Funds' prospectuses are presented together so you can understand their important differences and decide which Fund or combination of Funds is most suitable for your investment needs.

Tax-free income

The five Funds have different investment objectives and characteristics, yet they all seek to provide income that is, in the opinion of bond counsel, free from regular federal income tax, by investing in municipal securities. Municipal securities include notes and bonds issued by states, cities and towns to raise revenue for various public purposes.

Depending on your tax bracket, your return from these Funds may be substantially higher than the after-tax return you would earn from comparable taxable investments. The chart below shows what an investor would have to earn from a comparable taxable investment to equal the tax-free yield provided by the Funds for the period ended December 31, 1995.

Maturity of investments

A significant difference among these five Scudder tax-free funds is the average maturity of their investments.

Scudder Tax Free Money Fund invests primarily in short-term municipal notes and maintains a dollar-weighted average portfolio maturity of 90 days or less. Scudder Limited Term Tax Free Fund invests primarily in shorter-term, high-grade municipal debt securities and maintains a dollar-weighted average effective maturity of between one and five years. Scudder Medium Term Tax Free Fund invests primarily in high-grade intermediate-term municipal bonds. Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund each have flexible investment policies regarding maturity, but both normally invest in long-term municipal securities (i.e., more than 10 years). The yield and the potential for price fluctuation are generally greater, the longer the maturity of the municipal security.

 ---------------------------------------------------------------------------------------------------------------------
                                TAX-FREE YIELDS and CORRESPONDING TAXABLE EQUIVALENTS

                                               Tax-Free Yield                           Taxable
                                           for the 30-day period                  Equivalent Yield**
                                                   ended            28% Tax      31% Tax      36% Tax     39.6% Tax
                                             December 31, 1995      Bracket      Bracket      Bracket      Bracket
                                             -----------------      -------      -------      -------     ---------

 Scudder Tax Free Money Fund*                      4.01%             5.57%        5.81%        6.27%        6.64%
 Scudder Limited Term Tax Free Fund                4.03%             5.60%        5.84%        6.30%        6.67%
 Scudder Medium Term Tax Free Fund                 4.22%             5.86%        6.12%        6.59%        6.99%
 Scudder Managed Municipal Bonds                   4.71%             6.54%        6.83%        7.36%        7.80%
 Scudder High Yield Tax Free Fund                  5.47%             7.60%        7.93%        8.55%        9.06%

 *   The tax-free yield for Scudder Tax Free Money Fund is for the seven-day period ended December 31, 1995.

 **  Based on federal income tax rates in effect for the 1996 taxable year.

     The yield levels of tax-free and taxable investments continuously change. Before investing in a Scudder tax-free fund, you may want to compare its yield to the after-tax yield of an investment paying taxable income.

     For up-to-date yield information on these Scudder tax-free funds, shareholders can call SAIL, Scudder Automated Information Line, toll-free, at any time: 1-800-343-2890.

 ---------------------------------------------------------------------------------------------------------------------

Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund have historically had the highest yields of the five Funds since these Funds usually have the longest average maturities. Scudder Tax Free Money Fund, which seeks to maintain a share price of $1.00 and invests in shorter-term securities, offers the greatest capital protection of these five Funds.

Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund are designed to offer, on average, more income than Scudder Tax Free Money Fund. Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund offer greater price stability but lower yield potential than Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund. This price stability reduces the impact of interest rate changes on the Fund's share price, but does not eliminate credit risk.

Other factors in addition to maturity affect the yield and price fluctuation of each Fund, including the absolute level of interest rates, the relationship among short-, medium- and long-term interest rates, the quality of the Fund's investments and the Fund's expenses. The share prices of Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund tend to rise as interest rates decline and decline as interest rates rise.

Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in a Fund's objective. If there is a change in investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that each Fund's objectives will be met.


Scudder Tax Free Money Fund

Investment objectives and policies

Scudder Tax Free Money Fund, a diversified open-end management investment company, seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. All of the Fund's investments are high quality, have a remaining maturity of 397 calendar days or less and have minimal credit risk as determined by the Adviser. The dollar-weighted average maturity of the Fund's portfolio is 90 days or less.

The Fund seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes.

Investments

All of the Fund's municipal securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality rating categories of two or more of the following rating agencies: Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa, MIG 1 and MIG 2, and P1), Standard & Poor's ("S&P") (AAA and AA, SP1+ and SP1, A1+ and A1) and Fitch Investors Service, Inc. ("Fitch") (AAA and AA, F1 and F2). Where only one rating agency has rated a security (or its issuer), the Fund generally may purchase that security as long as the rating falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the Adviser, it is comparable in quality to securities described above. All of the securities in which the Fund may invest are dollar-denominated and must meet credit standards applied by the Adviser pursuant to procedures established by the Trustees. Should an issue of municipal securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Adviser will dispose of any such security unless the Trustees of the Fund determine that such disposal would not be in the best interests of the Fund.

Municipal securities in which the Fund may invest include municipal notes, short-term municipal bonds, variable rate demand instruments and tax-exempt commercial paper. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and construction loan notes. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise tax or other source. Examples of taxable investments in which the Fund may invest include obligations of corporate issuers, U.S. Treasury obligations, U.S. Government obligations, money market instruments and repurchase agreements.

The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's current intention not to invest in municipal securities whose investment income is taxable or subject to the alternative minimum tax ("AMT" bonds). For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's assets will normally be invested in short-term municipal securities.

Under normal market conditions the Fund expects to invest 100% of its portfolio securities in municipal securities. The Fund may, on a temporary basis, hold and invest up to 20% of its assets in cash and cash equivalents and in temporary investments of taxable securities with remaining maturities of 397 calendar days or less. For temporary defensive purposes the Fund may invest more than 20% in such investments. In 1994, all of the Fund's investments were 100% federally tax-exempt. The Fund may also invest in stand-by commitments and other puts, repurchase agreements, reverse repurchase agreements, participation interests and when-issued or forward delivery securities. See "Additional information about policies and investments" for more information about these investment techniques.


Scudder Limited Term Tax Free Fund

Investment objectives and policies

Scudder Limited Term Tax Free Fund, a diversified series of Scudder Tax Free Trust, seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability. In pursuing this goal, the Fund maintains a diversified portfolio of shorter-term, high-grade municipal debt securities with a dollar-weighted average effective maturity of between one and five years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 10 years at the time of purchase or issuance, whichever is later. To the extent the Fund invests in higher-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments.

The Fund's price and yield can fluctuate daily in response to changing bond market conditions.

Investments

The Fund invests in municipal securities that are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. These securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, revenue bonds, industrial development and other private activity bonds.

The Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term.

For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax. However, the Fund has no current intention of investing in municipal securities whose interest income is taxable or AMT bonds.

Normally at least 80% of the Fund's net assets are invested in municipal securities which are rated within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser to be of comparable quality, at the time of purchase. The Fund may invest in a debt security so rated by one rating agency although the security may be rated lower by one or more of the other agencies. However, the Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser.

Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's total assets will normally be invested in municipal securities and, under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes.

The Fund may also invest in third party puts, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.


Scudder Medium Term Tax Free Fund

Investment objectives and policies

Scudder Medium Term Tax Free Fund, a diversified series of Scudder Tax Free Trust, seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund is designed for investors seeking a higher level of federally tax-free income than normally provided by tax-free money market or other short-term investments, and more price stability than investments in long-term municipal bonds.

The Fund will invest primarily in high-grade, intermediate-term municipal bonds. The dollar-weighted average effective maturity of the Fund's portfolio will range between five and 10 years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 15 years. To the extent the Fund invests in high-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments.

Investments

The municipal securities in which the Fund may invest are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, revenue bonds, prerefunded bonds, industrial development and other private activity bonds. The Fund may also invest in variable rate demand instruments.

The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Normally at least 80% of the Fund's net assets are invested in municipal bonds which are rated within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser to be of comparable quality, at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser. The Fund may invest in a debt security so rated by one rating agency although the security may be rated lower by one or more of the other agencies. Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded, the

Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

At least 80% of the Fund's total assets will normally be invested in municipal bonds and, under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes.

The Fund may also invest in stand-by commitments and other puts, repurchase agreements, reverse repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.


Scudder Managed Municipal Bonds

Investment objectives and policies

Scudder Managed Municipal Bonds, a diversified series of Scudder Municipal Trust, seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

The Fund attempts to take advantage of opportunities in the market caused by such factors as temporary yield disparities among individual issues or classes of securities in an effort to achieve better capital performance than that of an unmanaged portfolio of municipal bonds.

A small portion of its income may be subject to regular federal, alternative minimum, state and local income taxes.

Investments

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal bonds. Under normal market conditions, the Fund expects to invest 100% of its portfolio in municipal securities. The Fund has the flexibility to invest in municipal securities with short-, medium- and long-term maturities. During recent years, its portfolio has been invested primarily in long-term municipal bonds.

The municipal securities in which the Fund may invest are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. The interest on these securities is exempt from regular federal income tax. These municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued.

Municipal bonds include: general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; revenue bonds; prerefunded bonds; industrial development and pollution control bonds. The Fund may also invest in other municipal securities such as variable rate demand instruments.

The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Under normal market conditions, 100% of the Fund's investments in municipal securities will consist of municipal securities rated at the time of purchase within the four highest quality rating categories of Moody's (Aaa, Aa, A and Baa), S&P or Fitch (AAA, AA, A and BBB) or their equivalents. Additionally, at least 75% of the Fund's total assets will be invested in municipal securities rated at the time of purchase by any of these rating services within the three highest quality rating categories or their equivalents. Unrated obligations will be purchased only if they are considered to be of a quality comparable to obligations rated within the four highest ratings described above and are readily marketable. Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

If defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may invest more than 20% of its assets in taxable securities to meet temporary liquidity requirements.

The Fund may also invest in stand-by commitments and other puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.


Scudder High Yield Tax Free Fund

Investment objectives and policies

Scudder High Yield Tax Free Fund, a diversified series of Scudder Municipal Trust, seeks to provide a high level of income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

The Fund will invest at least 65% of its assets at the time of purchase in municipal bonds rated within the four highest quality rating categories of Moody's (Aaa, Aa, A or Baa), S&P or Fitch (AAA, AA, A or BBB), or their equivalents as determined by the Adviser. The Fund may invest, however, up to 35% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody's, S&P or Fitch, or their equivalent. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

High quality bonds, those within the two highest quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. Lower-grade bonds (so-called "junk bonds"), those rated below Baa by Moody's or BBB by S&P or Fitch, involve greater price variability and a higher degree of speculation with respect to the payment of principal and interest. Although some have produced higher yields in the past than the investment-grade bonds in which the Fund primarily invests, lower-grade bonds are considered to be predominantly speculative and, therefore, carry greater risk.

The Fund expects to invest primarily in medium-grade bonds. During periods which, in the Adviser's opinion, require defensive investing, the Fund may temporarily invest up to 100% of its assets in high-quality municipal securities and high-quality short-term tax-exempt or taxable instruments.

Investments

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal securities. Under normal market conditions, the Fund expects to invest 100% of its portfolio assets in municipal securities, the interest income from which is, in the opinion of bond counsel, free from regular federal income tax. These municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs, and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes and construction loan notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, revenue bonds, prerefunded bonds, industrial development and pollution control bonds. General obligation bonds and notes are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue bonds and notes are generally paid from the revenues of a particular facility or a specific excise tax or other revenue source. The Fund may also invest in other municipal securities such as variable rate demand instruments. The Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in AMT bonds and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Under normal market conditions, the Fund expects to invest principally in municipal securities with long-term maturities (i.e., more than 10 years). The Fund has the flexibility, however, to invest in municipal securities with short- and medium-term maturities as well. The Fund may invest more than 20% of its total assets in taxable securities to meet temporary liquidity requirements.


The Fund may also invest in stand-by commitments and other puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities and may also engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.


The Fund's distributions from interest on certain municipal securities may be subject to the alternative minimum tax depending upon investors' particular situations. However, no more than 20% of the Fund's net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual alternative minimum tax. In addition, state and local taxes may apply, depending on your state tax laws.


Selecting among the Funds

The five tax-free Funds discussed in this prospectus have been presented in the order of their place on the risk/return spectrum--from the least-risk Scudder Tax Free Money Fund to Scudder High Yield Tax Free Fund, which has the highest risk but also the highest return potential of the five. Investors should choose the Fund or Funds that best match their own tolerance for risk and requirements for tax-free income.

Scudder Tax Free Money Fund can be appropriate for investors looking for income at today's tax-free money market rates while enjoying stability of principal. For many investors what is most appealing about this Fund is that it seeks to maintain its share price at a constant net asset value of $1.00 per share. And since it pays income that is normally 100% free from regular federal income tax, investors normally retain the value of their initial investment, tax-free earnings on that investment, plus earnings on those earnings, if dividends are reinvested.

Scudder Limited Term Tax Free Fund is designed for investors seeking high tax-free income consistent with a high degree of price stability. While price and yield can fluctuate, the Fund may be appropriate for investors needing a secondary cash reserve, monthly income or a long-term savings vehicle.

Investors may choose this Fund as an alternative to a tax-free money market fund. While a tax-free money fund is managed for total price stability, it generally offers lower and less stable yields than a short-term municipal bond fund. Further, the Fund may appeal to investors concerned about market volatility or the possibility of rising interest rates, who are willing to accept somewhat lower yields than normally provided by a longer-term bond fund in exchange for greater price stability.

Scudder Medium Term Tax Free Fund is designed for individual and institutional investors who are looking for higher after-tax income than comparable taxable investments can provide. The Fund seeks a higher level of income than tax-free money market instruments normally offer, and greater price stability than is generally available from longer-term municipal bonds. Over time, the Fund's share price will fluctuate with changing market conditions. When interest rates rise, the value of the securities held by this Fund will generally decline. A fall in interest rates will usually lead to an increase in the value of those securities. A fund with a maturity longer than Scudder Medium Term Tax Free Fund will tend to have a higher yield but will exhibit greater share price volatility; a fund with a shorter maturity will have a lower yield but offers more price stability.

Scudder Medium Term Tax Free Fund's emphasis on high-grade securities is also expected to limit share price volatility. The Fund's professional managers will attempt to take advantage of market opportunities to achieve a higher total return than would be available from an unmanaged portfolio of intermediate-term municipal bonds.

Scudder Managed Municipal Bonds provides income exempt from regular federal income tax so investors will normally be able to keep 100% of their investment income. Investors also benefit from ongoing analysis and professional management by Scudder, Stevens & Clark, Inc. Again, the Fund's professional managers attempt to take advantage of market opportunities to achieve a higher total return than unmanaged portfolios of municipal bonds. Typically, the Fund expects to have a higher yield than the

(Continued on page 22)


Purchases
 Opening             Minimum initial investment: $1,000; IRAs $500
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail       Send your completed and signed application
 payable to "The                      and check
 Scudder Funds."
                                      by regular mail to:   or    by express, registered,
                                                                  or certified mail to:

                                      The Scudder Funds           Scudder Shareholder Services
                                      P.O. Box 2291               Center
                                      Boston, MA                  42 Longwater Drive
                                      02107-2291                  Norwell, MA 02061-1612

                     o  By Wire       Please see Transaction information--Purchasing shares--By
                                      wire following these tables for details, including the ABA wire transfer number. Then call 1-800-225-5163 for instructions.

                     o  In Person     Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                      Shareholder benefits.

 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail       Send a check with a Scudder investment slip, or with a letter of
 payable to "The                      instruction including your account number and the complete Fund name, to
 Scudder Funds."                      the appropriate address listed above.

                     o  By Wire       Please see Transaction information--Purchasing shares--By wire following these tables for details, including the ABA wire transfer number.

                     o  In Person     Visit one of our Funds Centers to make an additional investment in your Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                     o  By Telephone  Please see Transaction information--Purchasing shares--By AutoBuy or By telephone order for more details.

                     o  By Automatic  You may arrange to make investments on a regular basis through automatic
                        Investment    deductions from your bank checking account. Please call 1-800-225-5163 for more information
                        Plan ($50     and an enrollment form.
                        minimum)

                                       20

Exchanges and redemptions

Exchanging          Minimum investments: $1,000 to establish a new account; $100 to exchange among existing accounts shares


                    o By Telephone    To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                    o By Mail         Print or type your instructions and include:
                      or Fax            -   the name of the Fund and the account number you are exchanging from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to exchange;
                                        -   the name of the Fund you are exchanging into; and
                                        -   your signature(s) as it appears on your account and a daytime telephone number.

                                      Send your instructions
                                      by regular mail to:    or     by express, registered,        or  by fax to:
                                                                    or certified mail to:
                                      The Scudder Funds             Scudder Shareholder Services   1-800-821-6234
                                      P.O. Box 2291                 Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612

 Redeeming
  shares            o By Telephone    To speak with a service representative, call 1-800-225-5163 from 8 a.m. to 8 p.m.
                                      eastern time or to access SAIL(TM), Scudder's Automated Information Line, call
                                      1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $50,000 sent to your address of record.

                    o By "Write-      For Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund and Scudder
                      A-Check"        Medium Term Tax Free Fund, you may redeem shares by writing checks against your account balance as often as you like for at least $100, but not more than
                                      $5,000,000.

                    o By Mail         Send your instructions for redemption to the appropriate address or fax number
                      or Fax          above and include:

                                        - the name of the Fund and account number you are redeeming from;
                                        - your name(s) and address as they appear on your account;
                                        - the dollar amount or number of shares you wish to redeem; and
                                        - your signature(s) as it appears on your account and a daytime telephone number.

                                      A signature guarantee is required for redemptions over $50,000. See Transaction information--Redeeming shares following these tables.

                   o By Automatic     You may arrange to receive automatic cash payments periodically. Call 1-800-225-5163
                     Withdrawal Plan  for more information and an enrollment form.

(Continued from page 19)

three tax-free funds described above because its portfolio is usually invested in securities with longer maturities.

With its emphasis on investment-grade bonds, Scudder High Yield Tax Free Fund offers a sensible approach to high tax-free yields. It is designed for investors seeking the opportunity for yields higher than those normally offered by a fund emphasizing investment in only highest-quality bonds, but unwilling to assume the risk often associated with a fund emphasizing investment primarily in non-investment-grade bonds. Depending on your tax bracket, you may earn a substantially higher after-tax return from this Fund than from comparable investments whose income is subject to federal taxes. For example, if you are a high income taxpayer with a top federal income tax rate of 39.6% in 1994, you would need to earn a taxable yield of 10.79% to receive after-tax income equal to the 6.52% tax-free yield provided by Scudder High Yield Tax Free Fund for the 30-day period ended December 31, 1994.

The yield levels of tax-free and taxable investments continually change. Before investing in any of these Funds, you should compare their yields to the after-tax yields you would receive from comparable investments paying taxable income.


The Adviser maintains a large fixed-income research staff, has a long tradition of independent municipal bond credit analysis and has over $11 billion in municipal bond assets under management. In addition, each Fund offers all the benefits of the Scudder Family of Funds including free checkwriting for Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.



Additional information about policies and investments

Investment restrictions

Each of the Funds has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Funds' investment risk.

Each of the Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes. Each of the Funds, with the exception of Scudder Medium Term Tax Free Fund, may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements. Scudder Medium Term Tax Free Fund may not make loans except through the purchase of debt securities or through repurchase agreements.

In addition, each Fund has adopted the following nonfundamental policies: each Fund may not invest more than 10% of its net assets in securities which are not readily marketable, restricted securities and repurchase agreements maturing in more than seven days. Scudder Limited Term Tax Free Fund may not make loans if the market value of securities loaned exceeds 30% of the value of the Fund's total assets.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Funds' Statement of Additional Information.

When-issued securities

Each of the Funds may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Repurchase agreements

As a means of earning taxable income for periods as short as overnight, each of the Funds, with the exception of Scudder Limited Term Tax Free Fund, may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price. Income from repurchase agreements will be taxable when distributed to shareholders. See "Risk factors."

Municipal lease obligations

Each of the Funds, with the exception of Scudder Tax Free Money Fund, may invest in municipal lease obligations and participation interests in such obligations. These obligations, which may take the form of a lease, an installment purchase contract or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly, but will purchase a certificate of participation or other participation interest in a municipal obligation from a bank or other financial intermediary. A participation interest gives each Fund a proportionate interest in the underlying obligation.

Stand-by commitments and other puts

To facilitate liquidity, each of the Funds, with the exception of Scudder Limited Term Tax Free Fund, may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no cost, and any costs would be, in any event, limited to no more than 0.5% of the value of the assets of each Fund. Any such costs may, however, reduce yield.

Third party puts

Each of the Funds may purchase long-term fixed-rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of Scudder Tax Free Money Fund) to tender (or "put") its bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. See "Risk factors."

Variable rate demand instruments

Each of the Funds may also invest in variable rate demand instruments. Variable rate demand instruments are securities with long-stated maturities but demand features that allow the holder to demand 100% of the principal plus interest within one to seven days. The coupon varies daily, weekly or monthly with the market. The price remains at par and this provides a great deal of stability to the portfolio at market yields.

Strategic Transactions and derivatives

Each of the Funds, with the exception of Scudder Tax Free Money Fund, may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit (except to the extent that 80% of a Fund's net assets are required to be invested in tax-exempt municipal securities, and as limited by its other investment restrictions) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that certain Funds may use from time to time.

Debt securities. Securities rated Baa by Moody's or BBB by S&P or Fitch are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than high-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

Securities rated below Baa by Moody's or BBB by S&P or Fitch involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest. These securities involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for those securities is generally less liquid than for higher-rated securities and a Fund may have difficulty disposing of these securities at the time it may wish to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.

Third party puts. In connection with third party puts, the financial institution granting the option does not provide credit enhancement, and typically if there is a default on or significant downgrading of the bond or a loss of its tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding a long-term bond and, in the case of Scudder Tax Free Money Fund, the weighted average maturity of the Fund's portfolio would be adversely affected.

Municipal lease obligations. Municipal lease obligations and participation interests in such obligations frequently have risks distinct from those associated with general obligation or revenue bonds. Municipal lease obligations are not secured by the governmental issuer's credit, and if funds are not appropriated for lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Funds. Although "non-appropriation" obligations are secured by the leased property, disposition of that property in the event of foreclosure might prove difficult, time consuming and costly. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. In evaluating the credit quality of a municipal lease obligation that is unrated, the Adviser will consider a number of factors including the likelihood that the governmental issuer will discontinue appropriating funding for the leased property. For more information please refer to the Funds' Statement of Additional Information.

Illiquid investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time- consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that a Fund may use and some of their risks are described more fully in the Funds' Statement of Additional Information.


Distribution and performance information

Dividends and capital gains distributions

The Funds' dividends from net investment income are declared daily and distributed monthly. The Funds intend to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if required. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund.

Distributions of tax-exempt income are not subject to federal income taxes, except for the possible applicability of the alternative minimum tax. However, distributions may be subject to state and local income taxes. A portion of each Fund's income, including income from repurchase agreements, gains from options, and market discount bonds, may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

Each Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the following year.

Performance information

From time to time, quotations of the Funds' performance may be included in advertisements, sales literature, or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance.

The "SEC yield" of Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund is an annualized expression of the net income generated by the Fund over a specified 30-day (one month) period, as a percentage of a Fund's share price on the last day of that period. This yield is calculated according to methods required by the Securities and Exchange Commission (the "SEC"), and therefore may not equate to the level of income paid to shareholders. "Total return" is the change in value of an investment in a Fund for a specified period. The "average annual total return" of a Fund is the average annual compound rate of return of an investment in a Fund assuming the investment has been held for one year, five years and ten years as of a stated ending date. (If the Fund has not been in operation for at least ten years, the life of the Fund will be used where applicable.) "Cumulative total return" represents the cumulative change in value of an investment in any of the Funds for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Funds. Each Fund's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder. Yields for all five Funds are expressed as annualized percentages. The "effective SEC yield" of Scudder Tax Free Money Fund is expressed similarly but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested and will reflect the effects of compounding. The yield of Scudder Tax Free Money Fund refers to the income generated by an investment in the Fund over a specified seven-day period.

Performance for any of the Funds will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses.


Fund organization

Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder Municipal Trust (the "Trusts") are open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). The Trusts were organized as Massachusetts business trusts in October 1979, December 1982 and September 1976, respectively. Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund are diversified series of Scudder Tax Free Trust. Scudder High Yield Tax Free Fund and Scudder Managed Municipal Bonds are diversified series of Scudder Municipal Trust.

The activities of the Funds are supervised by their respective Boards of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trusts are not required and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

The prospectuses of each of the five Funds are combined in this prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement or omission regarding another Fund. The Trustees of each Trust have considered this and approved the use of a combined prospectus.

Investment adviser

The Funds retain the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Funds' daily investment and business affairs subject to the policies established by their respective Boards of Trustees. The Trustees have overall responsibility for the management of their respective funds under Massachusetts law.


The management fee for Scudder Limited Term Tax Free Fund is 0.60% of the Fund's average daily net assets on an annual basis.


The management fees for Scudder Tax Free Money Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund are graduated so that increases in a Fund's net assets may result in a lower fee and decreases in a Fund's net assets may result in a higher fee.

The management fees are payable monthly, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


Until April 30, 1996, the Adviser has agreed not to impose all or a portion of its investment management fee and to take other action, to the extent necessary, to maintain the annualized expenses of Scudder Limited Term Tax Free


Summary of important features
------------------------------------------------------------------------------------------------------------------------

                                             Scudder            Scudder             Scudder             Scudder
                        Scudder           Limited Term        Medium Term      Managed Municipal       High Yield
                  Tax Free Money Fund     Tax Free Fund      Tax Free Fund           Bonds           Tax Free Fund
                  -------------------    ---------------    -------------     -----------------     --------------
 Investment       o  money market     o  higher and more  o  higher          o  income exempt    o  high tax-free
 characteristics     fund income         stable level of     tax-free           from regular        income
                     exempt from         federally           income than        federal income
                     regular federal     tax-free income     generally          tax
                     income tax          than normally       available from
                                         provided by         tax-free money
                                         tax-free money      market funds
                                         market
                                         investments

                  o  stability of     o  more price       o  more price      o  net asset value  o  potentially
                     principal           stability than      stability than     fluctuates with     greater price
                                         investments in      investments in     level of            variability
                                         long-term           long-term          interest rates
                                         municipal bonds     municipal bonds

 Investments      o  short-term       o  shorter-term,    o  intermediate-   o  primarily        o  primarily
                     municipal           high-grade          term municipal     long-term           long-term
                     securities          municipal           securities         municipal           municipal
                                         securities                             securities          securities

                  o  dollar-weighted  o  dollar-weighted  o  dollar-weighted
                     average             average             average
                     maturity of 90      effective           effective
                     days or less        maturity of         maturity of
                                         between one and     between five
                                         five years          and ten years


 Quality          o  100% of          o  normally at      o  normally at     o  at least 75% of  o  at least 65% of
                     investments         least 80% of        least 80% of       investments         investments
                     rated within        investments         investments        rated within        rated within top
                     top two quality     rated within        rated within       top three           four quality
                     rating              top three           top three          quality rating      rating
                     categories, or      quality rating      quality rating     categories, or      categories, or
                     judged to be of     categories, or      categories, or     equivalent          equivalent
                     comparable          equivalent          equivalent
                     quality
                                                                             o  100% of
                                                                                municipal
                                                                                securities
                                                                                rated within
                                                                                top four
                                                                                quality rating
                                                                                categories, or
                                                                                equivalent

 Dividends           Dividends for all five funds are declared daily and paid monthly. Shareholders may choose to reinvest their dividends or receive them in cash.
 ----------------------------------------------------------------------------------------------------------------------------------

Fund at 0.50% of the Fund's average daily net assets and for Scudder High Yield Tax Free Fund at 0.80% of the Fund's average daily net assets.


For the fiscal year ended December 31, 1994, the Adviser received investment management fees of 0.50%, 0.51%, 0.47% and 0.52% of the average daily net assets on an annualized basis of Scudder Tax Free Money Fund, Scudder Managed Municipal Bonds, Scudder Medium Term Tax Free Fund and Scudder High Yield Tax Free Fund, respectively.


For the fiscal year ended October 31, 1995, the Adviser received an investment management fee of 0.07% of the average daily net assets on an annualized basis from Scudder Limited Term Tax Free Fund.


All of a Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc. is located at
Two International Place, Boston, Massachusetts.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Funds.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the custodian for the Funds.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.


Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone, or by "Write-A-Check" in the case of Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund, prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $50,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Funds allow you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By "Write-A-Check." You may redeem shares of Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund by writing checks against your account balance for at least $100. Your Fund investments will continue to earn dividends until your check is presented to the Fund for payment.

Checks will be returned by the Fund's transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check, because the exact balance at the time the check clears will not be known when the check is written.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (Each Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $50,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. For each of the Funds, Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange on each day the Exchange is open for trading. For Scudder Tax Free Money Fund, Scudder Fund Accounting

Corporation also determines net asset value per share as of noon, eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated for purchases and redemptions by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding. In calculating the net asset value per share, each Fund uses the current market value of the securities, except that Scudder Tax Free Money Fund uses the amortized cost value.

Processing time

For Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund all purchase and redemption requests must be received in good order by the Funds' transfer agent. Requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of trading that day. Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day. Purchases made by federal funds wire before noon eastern time will begin earning income that day; all other purchases received before the close of regular trading on the Exchange will begin earning income the next business day. Redeemed shares will earn income on the day on which the redemption request is executed.

If you wish to make a purchase of $500,000 or more you should notify the Funds' transfer agent of such a purchase by calling 1-800-225-5163.

For Scudder Tax Free Money Fund, purchases made by wire and received by the Fund's transfer agent before noon on any business day are executed at noon on that day and begin earning income the same day. Those made by wire between noon and the close of regular trading on the Exchange on any business day are executed at the close of trading the same day and begin earning income the next business day. Purchases made by check are executed on the day the check is received in good order by the Fund's transfer agent and begin earning income on the next business day. Redemption requests received in good order by the Fund's transfer agent between noon and the close of regular trading on the Exchange are executed at the net asset value calculated at the close of regular trading on that day and will earn a dividend on the redeemed shares that day. If a redemption request is received by noon, proceeds will normally be wired that day, if requested by the shareholder, but no dividend will be earned on the redeemed shares on that day.

The Trusts will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Short-term trading

Purchases and sales should be made for long-term investment purposes only. Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds, Scudder High Yield Tax Free Fund and Scudder Investor Services, Inc. each reserves the right to restrict purchases of a Fund's shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in a Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes (although no gain or loss will be realized in the case of a redemption or exchange of shares of Scudder Tax Free Money Fund if it maintains a constant net asset value per share).

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires these Funds to withhold 31% of taxable dividends, capital gains distributions and, except in the case of Scudder Tax Free Money Fund, redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Funds reserve the right to reject new account applications without a certified Social Security or tax identification number. The Funds also reserve the right, following 30 days' notice to shareholders, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $1,000, which amount may be changed by the Board of Trustees of each Trust. The Funds reserve the right, following 60 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. The Funds will mail the proceeds of the redeemed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.


Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Each of the Funds is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Donald C. Carleton is Lead Portfolio Manager for Scudder Medium Term Tax Free Fund and Scudder Managed Municipal Bonds and also serves as Portfolio Manager for Scudder Tax Free Money Fund, Scudder High Yield Tax Free Fund and Scudder Limited Term Tax Free Fund. Mr. Carleton has been a portfolio manager at Scudder since he joined the firm in 1983.

M. Ashton Patton, Lead Portfolio Manager for Scudder Limited Term Tax Free Fund, has overseen the Fund's investment strategy and daily operations since the Fund was introduced in 1994. Ms. Patton, who joined Scudder in 1986 and has been a portfolio manager since 1990, is also a Portfolio Manager for the Scudder Medium Term Tax Free Fund.

Philip Condon, Lead Portfolio Manager for Scudder High Yield Tax Free Fund, has had responsibility for the Fund's daily operation since its inception in 1987. Mr. Condon joined Scudder in 1983 and also serves as Portfolio Manager for Scudder Managed Municipal Bonds.

K. Sue Cote, Lead Portfolio Manager for Scudder Tax Free Money Fund, joined Scudder in 1983 as a research assistant and assumed responsibility for the Fund's investment strategy and operations in 1986.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

   *  Scudder No-Fee IRA
   *  Keogh Plans
   *  401(k) Plans
   *  Profit Sharing and Money Purchase Pension Plans
   *  403(b) Plans
   *  SEP-IRA
   *  Scudder Horizon Plan (a variable annuity)

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Trustees and Officers

David S. Lee*
    President and Trustee

Juris Padegs*
    Vice President (2) and Trustee

Daniel Pierce*
    Vice President and Trustee (1)

Henry P. Becton, Jr.
    Trustee (1); President and General Manager, WGBH Educational Foundation

E. Michael Brown*
    Trustee (2)

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Dudley H. Ladd*
    Trustee (1)

George M. Lovejoy, Jr.
    Trustee (1,2); President, Fifty Associates

Wesley W. Marple, Jr.
    Trustee (1,3); Professor of Business
    Administration, Northeastern University
    College of Business Administration

Jean C. Tempel
    Trustee (2,3); General Partner, TL Ventures

Donald C. Carleton*
    Vice President

Philip G. Condon*
    Vice President (1)

K. Sue Cote*
    Vice President (2)

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

M. Ashton Patton*
    Vice President (3)

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

    (1) Scudder Municipal Trust
    (2) Scudder Tax Free Money Fund
    (3) Scudder Tax Free Trust
    All funds unless otherwise indicated.

* Scudder, Stevens & Clark, Inc.

Investment products and services

    The Scudder Family of Funds                                     Income
    Money market                                                      Scudder Emerging Markets Income Fund
      Scudder Cash Investment Trust                                   Scudder Global Bond Fund
      Scudder U.S. Treasury Money Fund                                Scudder GNMA Fund
    Tax free money market+                                            Scudder Income Fund
      Scudder Tax Free Money Fund                                     Scudder International Bond Fund
      Scudder California Tax Free Money Fund*                         Scudder Short Term Bond Fund
      Scudder New York Tax Free Money Fund*                           Scudder Zero Coupon 2000 Fund
    Tax free+                                                       Growth
      Scudder California Tax Free Fund*                               Scudder Capital Growth Fund
      Scudder High Yield Tax Free Fund                                Scudder Development Fund
      Scudder Limited Term Tax Free Fund                              Scudder Global Fund
      Scudder Managed Municipal Bonds                                 Scudder Global Small Company Fund
      Scudder Massachusetts Limited Term Tax Free Fund*               Scudder Gold Fund
      Scudder Massachusetts Tax Free Fund*                            Scudder Greater Europe Growth Fund
      Scudder Medium Term Tax Free Fund                               Scudder International Fund
      Scudder New York Tax Free Fund*                                 Scudder Latin America Fund
      Scudder Ohio Tax Free Fund*                                     Scudder Pacific Opportunities Fund
      Scudder Pennsylvania Tax Free Fund*                             Scudder Quality Growth Fund
    Growth and Income                                                 Scudder Small Company Value Fund
      Scudder Balanced Fund                                           Scudder Value Fund
      Scudder Growth and Income Fund                                  The Japan Fund

    Retirement Plans and Tax-Advantaged Investments
      IRAs                                                            403(b) Plans
      Keogh Plans                                                     SEP-IRAs
      Scudder Horizon Plan*+++ (a variable annuity)                   Profit Sharing and
      401(k) Plans                                                      Money Purchase Pension Plans

    Closed-end Funds#
      The Argentina Fund, Inc.                                        Scudder New Europe Fund, Inc.
      The Brazil Fund, Inc.                                           Scudder World Income Opportunities Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.                                          Institutional Cash Management
      The Latin America Dollar Income Fund, Inc.                      Scudder Institutional Fund, Inc.
      Montgomery Street Income Securities, Inc.                       Scudder Fund, Inc.
      Scudder New Asia Fund, Inc.                                     Scudder Treasurers Trust(TM)++

 For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust(TM), an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call:
 1-800-541-7703.


How to contact Scudder
 Account Service and Information:                             Please address all correspondence to:
 For existing account service     Scudder Investor Relations  The Scudder Funds
 and transactions                 1-800-225-5163              P.O. Box 2291
                                                              Boston, Massachusetts
                                                              02107-2291


 For personalized information    Scudder Automated
 about your Scudder accounts;    Information Line (SAIL)
 exchanges and redemptions; or   1-800-343-2890
 information on any Scudder
 fund

 Investment Information:                                     Or Stop by a Scudder Funds Center:
                                 Scudder Investor Relations
 To receive information about    1-800-225-2470              Many  shareholders   enjoy  the  personal,   one-on-one
 the Scudder funds, for                                      service  of the  Scudder  Funds  Centers.  Check  for a
 additional applications and                                 Funds  Center  near   you--they  can  be  found  in  the
 prospectuses, or for                                        following cities:
 investment questions

 For establishing 401(k) and     Scudder Defined             Boca Raton                   New York
 403(b) plans                    Contribution Services       Boston                       Portland, OR
                                 1-800-323-6105              Chicago                      San Diego
                                                             Cincinnati                   San Francisco
                                                             Los Angeles                  Scottsdale

 For information on Scudder Treasurers Trust(TM), an         For information on Scudder Institutional Funds*,
 institutional cash management service for                   funds designed to meet the broad investment management and
 corporations,  non-profit organizations and trusts          service needs of banks and other institutions, call:
 which utilizes certain  portfolios  of Scudder  Fund,       1-800-854-8525.
 Inc.*  ($100,000 minimum), call: 1-800-541-7703.

 Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                           SCUDDER TAX FREE MONEY FUND

         (A Pure No-Load(TM) Diversified Investment Company Specializing in the Management of a Portfolio of High-Quality, Short-Term Securities
            Exempt from Federal Income Taxes Which Seeks to Maintain
                 a Constant Net Asset Value of $1.00 Per Share)

                                       and

                       SCUDDER LIMITED TERM TAX FREE FUND

          A Pure No-Load(TM) (No Sales Charges) Diversified Mutual Fund
             Which Seeks to Provide as High a Level of Income Exempt
                From Regular Federal Income Tax as is Consistent
                    With a High Degree of Principal Stability

                                       and

                        SCUDDER MEDIUM TERM TAX FREE FUND

         (A Pure No-Load(TM) Diversified Investment Company Specializing
            in the Management of a Portfolio Primarily of High-Grade,
                  Intermediate-Term Municipal Securities Exempt
                 From Federal Income Taxes, with an Emphasis on

                         Limited Principal Fluctuation)

                                       and

                         SCUDDER MANAGED MUNICIPAL BONDS

         (A Series of a Pure No-Load(TM) Diversified Investment Company
                Specializing in the Management of a Portfolio of
                         Primarily High-Grade, Long-Term
                              Municipal Securities)

                                       and

                        SCUDDER HIGH YIELD TAX FREE FUND

         (A Series of a Pure No-Load(TM) Diversified Investment Company
               Specializing in the Management of a Municipal Bond

                       Portfolio of Primarily Investment-
                           Grade Municipal Securities)

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1996

--------------------------------------------------------------------------------

         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder Tax Free Money Fund, Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund, dated March 1, 1996, as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                        TABLE OF CONTENTS

                                                                                                                    Page


THE FUNDS AND THEIR OBJECTIVES........................................................................................1
         General Investment Objectives and Policies of Scudder Tax Free Money Fund....................................1
         General Investment Objective and Policies of Scudder Limited Term Tax Free Fund..............................3
         General Investment Objectives and Policies of Scudder Medium Term Tax Free Fund..............................5
         General Investment Objective and Policies of Scudder Managed Municipal Bonds.................................6
         General Investment Objective and Policies of Scudder High Yield Tax Free Fund................................8
         Investments and Investment Techniques Common to the Funds...................................................11
         Trustees' Power to Change Objectives and Policies...........................................................22
         Investment Restrictions.....................................................................................22

PURCHASES............................................................................................................31
         Additional Information About Opening an Account.............................................................31
         Checks......................................................................................................31
         Wire Transfer of Federal Funds..............................................................................31
         Additional Information About Making Subsequent Investments by AutoBuy.......................................31
         Share Price.................................................................................................32
         Share Certificates..........................................................................................32
         Other Information...........................................................................................32

EXCHANGES AND REDEMPTIONS............................................................................................33
         Exchanges...................................................................................................33
         Redemption by Telephone.....................................................................................33
         Redemption By AutoSell......................................................................................34
         Redemption by Mail or Fax...................................................................................35
         Redemption by Write-A-Check.................................................................................35
         Other Information...........................................................................................35


FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................36
         The Pure No-Load(TM) Concept................................................................................36
         Dividend and Capital Gain Distribution Options..............................................................37
         Scudder Funds Centers.......................................................................................37
         Reports to Shareholders.....................................................................................37
         Diversification.............................................................................................38
         Transaction Summaries.......................................................................................38


THE SCUDDER FAMILY OF FUNDS..........................................................................................38

SPECIAL PLAN ACCOUNTS................................................................................................41
         Automatic Withdrawal Plan...................................................................................41
         Cash Management System - Group Sub-Accounting Plan for......................................................42
         Automatic Investment Plan...................................................................................42
         Uniform Transfers/Gifts to Minors Act.......................................................................42


DIVIDENDS............................................................................................................42
         Scudder Tax Free Money Fund.................................................................................42
         Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund,......................................43
         Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund........................................43


PERFORMANCE INFORMATION..............................................................................................44
         Scudder Tax Free Money Fund.................................................................................44
         Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund,......................................45
         Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund........................................45
         Tax-Exempt Income vs. Taxable Income........................................................................48
         Comparison of Portfolio Performance.........................................................................49

                                      i

                                  TABLE OF CONTENTS (continued)
                                                                                                                   Page

ORGANIZATION OF THE FUNDS............................................................................................52

INVESTMENT ADVISER...................................................................................................54
         Personal Investments by Employees of the Adviser............................................................58

TRUSTEES AND OFFICERS................................................................................................58

REMUNERATION.........................................................................................................61

DISTRIBUTOR..........................................................................................................62

TAXES................................................................................................................63

PORTFOLIO TRANSACTIONS...............................................................................................66
         Brokerage...................................................................................................66
         Portfolio Turnover..........................................................................................67

NET ASSET VALUE......................................................................................................68
         Scudder Tax Free Money Fund.................................................................................68
         Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund,......................................68
         Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund........................................68

ADDITIONAL INFORMATION...............................................................................................69
         Experts.....................................................................................................69
         Shareholder Indemnification.................................................................................69
         Ratings of Municipal Obligations............................................................................69
         Commercial Paper Ratings....................................................................................70
         Glossary....................................................................................................71

FINANCIAL STATEMENTS.................................................................................................74
         Scudder Tax Free Money Fund.................................................................................74
         Scudder Limited Term Tax Free Fund..........................................................................74
         Scudder Medium Term Tax Free Fund...........................................................................74
         Scudder Managed Municipal Bonds.............................................................................74
         Scudder High Yield Tax Free Fund............................................................................74

                                       ii

                         THE FUNDS AND THEIR OBJECTIVES

                      (See "Scudder Tax Free Money Fund --
             Investment objectives and policies" and "Investments,"

                     "Scudder Limited Term Tax Free Fund --
             Investment objectives and policies," and "Investments"

                      "Scudder Medium Term Tax Free Fund --
             Investment objectives and policies," and "Investments,"

                       "Scudder Managed Municipal Bonds --
             Investment objectives and policies" and "Investments,"

                      "Scudder High Yield Tax Free Fund --
             Investment objectives and policies" and "Investments,"

                           and "Additional information
                         about policies and investments"
                           in the Funds' prospectus.)

         Scudder Tax Free Money Fund sometimes is referred to herein as "STFMF." Scudder Tax Free Trust, the Massachusetts business trust of which Scudder Limited Term Tax Free Fund and Scudder Medium Term Tax Free Fund are series, is referred to herein as "STFT." Scudder Limited Term Tax Free Fund, a series of STFT, sometimes is referred to herein as "SLTTFF." Scudder Medium Term Tax Free Fund, a series of STFT, sometimes is referred to herein as "SMTTFF." Scudder Municipal Trust, the Massachusetts business trust of which Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund are series, is referred to herein as "SMT." Scudder Managed Municipal Bonds, a series of SMT, sometimes is referred to herein as "SMMB." Scudder High Yield Tax Free Fund, a series of SMT, is sometimes referred to herein as "SHYTFF." STFMF, SLTTFF, SMTTFF, SMMB and SHYTFF sometimes are referred to individually as a "Fund" and jointly as "the Funds."

General Investment Objectives and Policies of Scudder Tax Free Money Fund

         Scudder Tax Free Money Fund is a pure no-load(TM) open-end diversified investment company. The investment objectives of STFMF are to provide to its shareholders income exempt from regular federal income tax while seeking stability of principal. STFMF pursues these objectives through the professional management of a high quality portfolio consisting primarily of municipal securities (as defined below under "Investments and Investment Techniques Common to the Funds--Municipal Securities") having remaining maturities of 397 days or less with a dollar-weighted average portfolio maturity of 90 days or less. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible. Unless otherwise specified, the investment objectives and policies of STFMF can be changed by the Trustees without a vote of a majority of the Fund's outstanding voting securities. There can be no assurance that STFMF's objectives will be achieved or that income to shareholders which is exempt from federal income tax will be exempt from state and local taxes. No more than 20% of STFMF's net assets will normally be invested in municipal securities whose interest income is subject to the individual alternative minimum tax.

STFMF's Investments. All of STFMF's assets will consist of municipal securities, temporary investments in taxable securities as described below, and cash. STFMF will invest in municipal securities which are rated at the time of purchase by Moody's Investors Service, Inc. ("Moody's") within its two highest ratings for municipal obligations--Aaa and Aa, or within Moody's short-term municipal obligations top ratings of MIG 1 and MIG 2, are rated at the time of purchase by Standard & Poor's ("S&P") within S&P's two highest ratings for municipal obligations--AAA/AA and SP-1+/SP-1--or are rated at the time of purchase by Fitch Investors Service, Inc. ("Fitch") within Fitch's two highest ratings for municipal obligations-AAA/AA or within Fitch's highest short term rating of F-1 and F-2, all in such proportions as management will determine. The Fund also may invest in securities rated within the two highest ratings by only one of those rating agencies if no other rating agency has rated the security. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. For a description of ratings for municipal and corporate obligations, see "ADDITIONAL INFORMATION--Ratings of Municipal and Corporate Bonds, Commercial Paper Ratings." In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if the issuer, or other equal or junior municipal securities of the same issuer, has a rating within the foregoing ratings of Moody's, S&P or Fitch. STFMF may also invest in municipal securities which are unrated if, in the opinion of Scudder, Stevens & Clark, Inc. (the "Adviser"), such securities possess creditworthiness comparable to those rated securities in which STFMF may invest.

         Subsequent to its purchase by STFMF, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum required for purchase by STFMF. The Adviser will dispose of any such security unless the Board of Trustees of the Fund determines that such disposal would not be in the best interests of the Fund. To the extent that the ratings accorded by Moody's, S&P or Fitch for municipal securities may change as a result of changes in these rating systems, STFMF will attempt to use comparable ratings as standards for its investment in municipal securities in accordance with the investment policies contained herein.

         From time to time on a temporary basis or for defensive purposes, STFMF may, subject to its investment restrictions, hold cash and invest temporarily in taxable investments which mature in one year or less at the time of purchase, consisting of (1) other obligations issued by or on behalf of municipal or corporate issuers; (2) U.S. Treasury notes, bills and bonds; (3) obligations of agencies and instrumentalities of the U.S. Government; (4) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances; and (5) repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price) with respect to any of the obligations which the Fund is permitted to purchase. STFMF will not invest in instruments issued by banks or savings and loan associations unless at the time of investment such issuers have total assets in excess of $1 billion (as of the date of their most recently published annual financial statements). Commercial paper investments will be limited to commercial paper rated A1+ and A1 by S&P, Prime 1 by Moody's or F-1 by Fitch. STFMF may hold cash or invest temporarily in taxable investments due, for example, to market conditions or pending investment of proceeds of subscriptions for shares of STFMF or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, STFMF expects to invest such proceeds in municipal securities as soon as practicable. Interest income from temporary investments may be taxable to shareholders as ordinary income.

         STFMF may acquire other types of securities, such as common and preferred stocks and corporate bonds, in connection with the merger or consolidation with, or acquisition of the assets of, another investment company or personal holding company. In no case will STFMF acquire them if more than 20% of the Fund's total assets would consist of such securities, cash and temporary taxable investments. STFMF would issue its shares at net asset value in connection with such a merger, consolidation or acquisition.

Maintenance of Constant Net Asset Value. Pursuant to a Rule of the Securities and Exchange Commission (the "SEC") STFMF uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is used to value all of STFMF's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         Consistent with the provisions of the Rule, STFMF maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only instruments having remaining maturities of 397 days or less, and invests only in securities determined by or under the direction of the Trustees to be of high quality with minimal credit risks.

         The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, STFMF's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of STFMF's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review may be obtained from an independent pricing service approved by the Trustees.

         The extent of deviation between STFMF's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or in other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro-rata basis, and (2) to offset each shareholder's pro-rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. STFMF may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on STFMF's shares.

Special Considerations. Yields on municipal securities depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their Municipal securities may be materially affected. Shares of STFMF are not insured by any agency of the U.S. Government. The Fund also practices other investment strategies that may involve additional risk. (See "Investments and Investment Techniques Common to the Funds.")

General Investment Objective and Policies of Scudder Limited Term Tax Free Fund

         Scudder Limited Term Tax Free Fund, a series of Scudder Tax Free Trust, is a pure no-load,(TM) open-end diversified mutual fund designed for investors seeking a higher level of federally tax-free income than normally provided by tax-free money market investments; and more price stability than investments in long-term municipal bonds.

         The Fund's investment objective is to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability. In pursuing this goal, the Fund maintains a diversified portfolio of shorter-term high-grade municipal debt securities with a dollar-weighted average effective maturity of between one and five years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 10 years at the time of purchase or issuance, whichever is later. To the extent the Fund invests in higher-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments. Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a shareholder vote. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

         In computing the dollar-weighted average effective maturity of its portfolio, the Fund will have to estimate the effective maturity of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. In some cases the Adviser will determine the effective maturity of debt securities. For purposes of the Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.

SLTTFF's Investments. The Fund may invest in municipal securities that are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel, is exempt from regular federal income tax. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

         The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, revenue bonds, pre-refunded bonds, industrial development and other private activity bonds. The Fund may not invest more than 25% of its assets in pollution control and industrial revenue bonds or taxable investments of private sector companies in the same industry. The Fund may also invest in variable rate demand instruments. Variable rate demand instruments are securities with long stated maturities but demand features that allow the holder to demand 100% of the principal plus interest within one to seven days. The coupon varies daily, weekly or monthly with the market. The price remains at par and this provides stability to the portfolio at market yields.

         For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax ("AMT"). However, the Fund has no current intention of investing in municipal securities whose interest income is taxable or AMT bonds.

         Normally at least 80% of the Fund's net assets are invested in municipal bonds which are rated within the three highest quality ratings of Moody's (Aaa, Aa and A), S&P (Aaa, Aa and A) or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by the Adviser, to be of comparable quality, at the time of purchase. The Fund may invest in a debt security so rated by one rating agency although the security may be rated lower by one or more of the other agencies. However, the Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser. Securities must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security. (See "ADDITIONAL INFORMATION--Ratings of Municipal Obligations.")

         At least 80% of the Fund's total assets will normally be invested in municipal bonds and, under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes.

         The Fund may also invest in third-party puts, and when-issued or forward delivery securities, and may purchase warrants to purchase debt securities, and may also utilize various other strategic transactions.

Management Strategies. In pursuit of its investment objective, the Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield, and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages the Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. The primary strategies employed in the management of the Fund's portfolio are:

Emphasis on Credit Analysis. The Fund's portfolio is invested in municipal obligations rated within, or judged by the Fund's Adviser to be of a quality comparable to, the four highest rating categories of Moody's, S&P or Fitch, or in U.S. Government obligations. The ratings assigned by Moody's, S&P or Fitch represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and are not absolute standards of quality. Furthermore, even within this segment of the municipal obligation market, relative credit standing and market perceptions thereof may shift.

         The Adviser has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Adviser attempts to discern variations in credit ratings of the published services and to anticipate changes in credit ratings.

Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal obligations of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Adviser's expectations of changes therein. To the extent that the Fund invests in short-term maturities, capital volatility will generally be reduced.

Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal obligations of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These disparities in yield relationships may afford opportunities to implement a flexible policy of trading the Fund's holdings in order to invest in more attractive market sectors or specific issues.

Market Trading Opportunities. In pursuit of the above the Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Adviser believes that such transactions, net of costs, would further the attainment of the Fund's objective. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them. The Fund intends to limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Internal Revenue Code.

Income Level and Credit Risk. Because the Fund holds high quality municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the Fund's quality standards are designed to reduce the credit risk of investing in the Fund, that risk cannot be entirely eliminated.

General Investment Objectives and Policies of Scudder Medium Term Tax Free Fund

         Scudder Medium Term Tax Free Fund, a series of Scudder Tax Free Trust, is a pure no-load(TM), open-end diversified mutual fund designed for investors seeking a higher level of federally tax-free income than normally provided by tax-free money market investments or other short-term investments, and more price stability than investments in long-term municipal bonds.

         The Fund's objectives are to provide a high level of income free from regular federal income tax and to limit principal fluctuation. The Fund will invest primarily in high-grade intermediate-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio will range between five and ten years. Within this limitation, the Fund may purchase individual securities with effective maturities no greater than fifteen years. There can be no assurance that the Fund's objectives will be met.

         In computing the dollar-weighted average effective maturity of its portfolio, the Fund will have to estimate the effective maturity of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. In some cases the Adviser will determine the effective maturity of debt securities. For purposes of the Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts or demand features) or a variable rate of interest which, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Investment Considerations. The municipal securities in which the Fund invests are debt obligations issued by or on behalf of the District of Columbia, states, territories, and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs, and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in municipal bonds which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, revenue bonds, prerefunded bonds, industrial development and other private activity bonds.

         Municipal securities purchased may include the foregoing as well as variable rate demand instruments. Variable rate demand instruments are securities with long stated maturities but demand features that allow the holder to demand 100% of the principal plus interest within 1 to 7 days. The coupon varies daily, weekly or monthly with the market and the price remains at par; this provides a great deal of stability to the Fund at market yields. The value of the underlying variable rate demand instrument may change with changes in interest rates.

         At least 80% of the Fund's net assets will normally be invested in municipal bonds. Normally 80% of the Fund's net assets will be invested in municipal bonds which (a) are rated at the time of purchase within the three highest grades assigned by Moody's, S&P or Fitch or their equivalents, or (b) if not rated, are judged at the time of purchase by the Adviser to be of a quality comparable to the three highest ratings of Moody's, S&P or Fitch. Securities must also meet the credit standards of the Adviser. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch, or of equivalent quality as determined by the Adviser. The Fund may invest in a debt security so rated by one rating agency although the security may be rated lower by one or more of the other agencies. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         Under normal market  conditions  the Fund expects to invest 100% of its portfolio securities in municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities make it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and taxable money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position.

Management Strategies and Portfolio Turnover. SMTTFF may engage in short-term trading (selling securities held for brief periods of time, usually less than 3 months) if the Advisor believes that such transactions, net costs including taxes, if any, would improve the overall return of its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that SMTTFF will be able to take advantage of them. SMTTFF will limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Internal Revenue Code. (See "TAXES.")

         It is anticipated that the portfolio turnover rate will vary considerably from period to period depending on market developments, but will not be expected to exceed 100 percent. Higher levels of portfolio activity result in high transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders.

Special Considerations. Because SMTTFF holds high quality municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although SMTTFF quality standards are designed to minimize the credit risk of investing in the Fund, that risk cannot be entirely eliminated. The Fund also practices other investment strategies that may involve additional risk. (See "Investments and Investment Techniques Common to the Funds.")

General Investment Objective and Policies of Scudder Managed Municipal Bonds

         Scudder Managed Municipal Bonds, a series of SMT, is a pure no-load(TM) open-end diversified management investment company (or mutual fund). The investment objective of SMMB is to provide to investors income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities (as defined below under "Investments and Investment Techniques Common to the Funds--Municipal Securities"). In contrast to simply holding a fixed portfolio of municipal securities, SMMB will attempt to take advantage of opportunities in the market to achieve a higher total return, i.e., the combination of income and capital performance over the long term. There can be no assurance that the objective of SMMB will be achieved or that income to shareholders which is exempt from federal income tax will be exempt from state or local taxes. In addition, the market prices of municipal securities, like those of taxable debt securities, vary inversely with interest rate changes. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than the purchase price for shares they redeem.

         It is a fundamental policy which may not be changed without the approval of a majority of the outstanding voting securities of SMMB (as defined under "Investment Restrictions") that at least 80% of SMMB's net assets will be invested in municipal bonds except as stated in the last sentence of this paragraph. Subject to this policy and as a matter of nonfundamental policy, at least 75% of SMMB's net assets will be invested in municipal securities which are rated at the time of purchase within the three highest ratings assigned by Moody's, S&P or Fitch, or of equivalent quality, and 100% of SMMB's investments in municipal securities will consist of municipal securities which are rated at the time of purchase within the four highest ratings assigned by such services, or their equivalents. SMMB will purchase unrated municipal securities only if at the time of purchase they are judged by the Adviser to be of comparable quality to the four highest ratings of Moody's, S&P and Fitch and to be readily marketable. Securities must also meet credit standards applied by the Adviser. When, in the opinion of management, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable municipal securities make it advisable to do so, up to 20% of SMMB's net assets may be held in cash or invested in short-term taxable investments such as (1) U.S. Treasury notes, bills and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances; and (4) repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the security at an agreed time and price) with respect to any of the obligations which the Fund is permitted to purchase. Notwithstanding the foregoing, for temporary defensive purposes, SMMB may invest more than 20% of its net assets in securities the interest income from which may be subject to federal income tax to meet temporary liquidity requirements.

         At December 31, 1994, approximately 51% of the bonds in the Fund's portfolio were rated AAA, 22% were rated AA, 20% were rated A and 6% were rated BBB by Moody's, S&P or Fitch, or of equivalent quality. 1% of the bonds in the Fund's portfolio were not rated.

Management Strategies and Portfolio Turnover. In pursuit of its investment objective, SMMB purchases municipal securities that it believes are attractive and competitive values in terms of quality and yield. However, recognizing the dynamics of municipal bond prices in response to changes in general economic and political conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various bond issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages SMMB's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. The primary strategies employed in the management of SMMB's portfolio are:

         1. Emphasis on Quality. As indicated above, at least 75% of SMMB's net assets will be invested in municipal securities which, at the time of purchase, have a rating within the three highest ratings assigned by Moody's, S&P or Fitch, or their equivalents, and 100% of the Fund's investments in municipal securities will be securities which at the time of purchase have a rating within the four highest ratings as assigned by Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB) or Fitch (AAA, AA, A, BBB), or securities of comparable quality as determined by the Adviser. The ratings assigned by Moody's, S&P and Fitch represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are relative and are not absolute standards of quality. Furthermore, even within the high quality segment of the municipal bond market, relative credit standing and market perceptions thereof may shift. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         The Adviser has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Adviser attempts to discern variations in credit rankings of the published services, and to anticipate changes in credit ranking. The Adviser's Bond Research Group covers the broad spectrum of senior securities and the Adviser is responsible, among investments other than SMMB's portfolio, for the management of more than $10 billion in market value of municipal securities.

         2. Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal securities of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Adviser's expectations of changes therein.

         3. Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal securities of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These disparities in yield relationships may afford opportunities to implement a flexible policy of trading portfolio holdings in order to invest in more attractive market sectors or specific issues.

         4. Market Trading Opportunities. In addition to the above, SMMB may engage in short-term trading (selling securities held for brief periods of time, usually less than 3 months) if the Adviser believes that such transactions, net of costs including taxes, if any, would improve the overall return of its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that SMMB will be able to take advantage of them. SMMB will limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Internal Revenue Code. (See "TAXES.")

         5. Portfolio Turnover Rate. It is anticipated that the portfolio turnover rate will vary considerably from period to period depending on market developments, but would not be expected to exceed 100 percent. Higher levels of portfolio activity result in high transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders.

Special Considerations. Because SMMB holds high quality municipal securities, the income earned on shares of the Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although SMMB's quality standards are designed to minimize the credit risk of investing in the Fund, that risk cannot be entirely eliminated. The Fund also practices other investment strategies that may involve additional risk. (See "Investments and Investment Techniques Common to the Funds.")

General Investment Objective and Policies of Scudder High Yield Tax Free Fund

         Scudder High Yield Tax Free Fund is a series of SMT. The investment objective of SHYTFF is to provide a high level of interest income that is exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities. SHYTFF will not invest in municipal securities, the income from which is subject to regular federal income tax. From time to time, a portion of SHYTFF's distributions may be taxable as long-term capital gain or, if made from short-term capital gains realized by SHYTFF, as ordinary income. SHYTFF's income may be subject to the alternative minimum tax depending upon investors' particular situations. However, no more than 20% of SHYTFF's net assets will normally be invested in municipal securities whose interest income is subject to the individual alternative minimum tax. There can be no assurance that this objective will be achieved or that income to shareholders which is exempt from federal income tax will be exempt from state or local taxes. In addition, the market prices of municipal securities, like those of taxable debt securities, vary inversely with interest rate changes. Thus, SHYTFF's net asset value per share can be expected to fluctuate and shareholders may receive more or less than the purchase price for shares they redeem.

         As a nonfundamental policy, SHYTFF expects under normal market conditions to invest 100% of its portfolio securities in municipal securities. In addition, SHYTFF has adopted a nonfundamental policy that at least 80% of its net assets will normally be invested in municipal bonds, the interest on which is not a tax preference item under the individual alternative minimum tax. However, it is a fundamental policy which may not be changed without the approval of majority of SHYTFF's outstanding voting securities that at least 80% of SHYTFF's assets will, under normal market conditions, be invested in municipal bonds. SHYTFF, as a matter of fundamental policy, will not invest more than 20% of its total assets in taxable securities, except that for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities to meet temporary liquidity requirements. When, in the Adviser's opinion, temporary defensive investing is advisable, up to 100% of SHYTFF's assets may be invested in high quality municipal bonds. Bonds of high quality are rated in the top two rating categories by Moody's, S&P and Fitch or, if unrated, judged by the Adviser to be of equivalent quality.

         Most of the Municipal Bonds in which SHYTFF invests will be investment-grade municipal bonds. Investment-grade bonds are those which are rated at the time of purchase within the four highest rating categories by Moody's (Aaa, Aa, A or Baa), S&P (AAA, AA, A or BBB) or Fitch (AAA, AA, A or
BBB), or which, if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 35% of its total assets in bonds rated below Baa by Moody's, BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody's, S&P or Fitch, or their equivalent. SHYTFF expects to invest primarily in medium-grade municipal bonds rated, at the time of purchase, A or Baa by Moody's, A or BBB by S&P or Fitch or, if unrated, determined to be of equivalent quality by the Adviser. These medium-grade bonds ordinarily are higher yielding than high quality bonds (rated within the two highest rating categories by Moody's, S&P or Fitch). However, medium-grade bonds also involve greater credit risk and are subject to greater price volatility than high quality bonds. In addition, medium-grade bonds may be lower yielding than below investment-grade bonds. See "Additional Information--Ratings of Municipal and Corporate Bonds".

         Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

         It is expected that a significant portion of the junk bonds acquired by SHYTFF will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances SHYTFF may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

         Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely SHYTFF's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

         At December 31, 1994, approximately 18% of the bonds in the Fund's portfolio were rated AAA, 12% were rated AA, 13% were rated A and 40% were rated BBB by Moody's, S&P or Fitch, or of equivalent quality. 17% of the bonds in the Fund's portfolio were not rated.

         Under normal market conditions, SHYTFF expects to invest principally in municipal securities with long-term maturities (i.e., more than 10 years). SHYTFF has the flexibility, however, to invest in municipal securities with short- and medium-term maturities as well.

Management Strategies and Portfolio Turnover. In pursuit of its investment objective, SHYTFF purchases municipal bonds that it believes are attractive and competitive values in terms of quality and yield. However, recognizing the dynamics of municipal bond prices in response to changes in general economic and political conditions, fiscal and monetary policies, interest levels and market forces such as supply and demand for various bond issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages SHYTFF's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. The primary strategies employed in the management of SHYTFF's portfolio are:

         1. Emphasis on High Income. As indicated above, SHYTFF expects to invest primarily in medium-grade municipal bonds rated A or Baa by Moody's, A or BBB by S&P or A or BBB by Fitch or, if unrated, of equivalent quality as determined by the Adviser. However, municipal bonds rated within the same rating category may vary in terms of the creditworthiness of their issuers and market perceptions of creditworthiness. Therefore, the Adviser reviews continuously the quality of municipal bonds in which SHYTFF invests. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         The Adviser has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Adviser attempts to discern variations in credit rankings of the published services, and to anticipate changes in credit ranking.

         The Adviser's Bond Research Group covers the broad spectrum of senior securities and the Adviser is responsible, among investments other than SHYTFF's portfolio, for the management of more than $10 billion in market value of municipal bonds.

         2. Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal bonds of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Adviser's expectations of changes therein.

         3. Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal bonds of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These disparities in yield relationships may afford opportunities to implement a flexible policy of trading portfolio holdings in order to invest in more attractive market sectors or specific issues.

         4. Market Trading Opportunities. In addition to the above, SHYTFF may engage in short-term trading (selling securities held for brief periods of time, usually less than 3 months) if the Adviser believes that such transactions, net of costs including taxes, if any, would improve the overall return of its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that SHYTFF will be able to take advantage of them. SHYTFF will limit its voluntary short-term trading to the extent such limitation is necessary to qualify as a "regulated investment company" under the Internal Revenue Code. (See "TAXES.")

         5. Portfolio Turnover Rate. It is anticipated that the portfolio turnover rate will vary considerably from period to period depending on market developments, but would not be expected to exceed 100 percent. Higher levels of portfolio activity result in high transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders.

         Special Considerations. Because under normal market conditions SHYTFF holds medium-grade municipal bonds, the income earned on shares of the Fund will tend to be higher than it might be on a portfolio emphasizing higher quality securities. However, the credit risk of holding medium-grade municipal bonds is greater than that pertaining to higher quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. The Fund also practices other investment strategies that may involve additional risk. (See "Investments and Investment Techniques Common to the Funds.")

Investments and Investment Techniques Common to the Funds

         As discussed below, the following description of investments and investment techniques is applicable to more than one of the Funds.

Municipal Securities. Municipal Securities are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors, except for the possible applicability of the alternative minimum tax. The two principal classifications of municipal securities are "Notes" and "Bonds."

         1. Municipal Notes. Municipal Notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

         2. Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

         Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although

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previously-issued  bonds of these types and certain refundings of such bonds are not affected. Each Fund, with the exception of SLTTFF, may invest more than 25% of its assets in industrial development or other private activity bonds, subject to each Fund's fundamental investment policies, and also subject to each Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds, or in the case of SHYTFF, subject to the Fund's 20% limitation on investing in AMT bonds. For the purposes of each Fund's investment
limitation   regarding   concentration  of  investments  in  any  one  industry,
industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

         3. Municipal Lease Obligations and Participation Interests. A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

         Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

         Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Adviser to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace in which the security trades. In addition, the Adviser will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

         The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. The Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and state income tax, if applicable.

         4. Other Municipal Securities. There is, in addition, a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

         The Funds may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of

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credit or guarantee issued with respect to such instrument.  The Funds intend to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high quality investment portfolio or (4) to maximize the Fund's yield. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The variable rate demand instruments that a Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Funds will determine the variable rate demand instruments that they will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of a Fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet the Fund's quality criteria.

         The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The Funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

         The maturity of the variable rate demand instruments held by the Funds will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

         5. General Considerations. An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal securities which were not publicly offered initially.

         Securities purchased for the Funds are subject to the limitations on holdings of securities which are not readily marketable contained in each Fund's investment restrictions. The Adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Fund's investments enhance marketability. In addition, Stand-by Commitments and demand obligations also enhance marketability.

         For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not General Obligation Bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         Each Fund expects that it will not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and

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

universities. Each Fund may invest more than 25% of its total assets in municipal securities of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal securities of a similar type. However, the Funds believe that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.

When-Issued or Forward Delivery Securities. The Funds may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, that Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase securities on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or forward delivery basis. Each Fund will establish with its custodian a segregated account in which it will maintain cash, U.S. Government securities and other high grade debt obligations equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Stand-by Commitments. Each Fund, with the exception of SLTTFF, may engage in Stand-by Commitments. STFMF has received an order from the SEC which will enable it to improve its portfolio liquidity by making available same-day settlements on portfolio sales (and thus facilitate the same-day payments of redemption proceeds in federal funds) through the acquisition of "Stand-by Commitments." SMTTFF, SMMB and SHYTFF may engage in such transactions subject to the limitations in the rules under the Investment Company Act of 1940 (the "1940 Act"). A Stand-by Commitment is a right acquired by a Fund, when it purchases a municipal security from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that Fund's option, at a specified price. Stand-by Commitments are also known as "puts." STFMF's, SMMB's and SHYTFF's investment policies permit the acquisition of Stand-by Commitments solely to facilitate portfolio liquidity. The acquisition of or the power to exercise a Stand-by Commitment will not affect the valuation or maturity of STFMF's underlying portfolio, which will be valued in accordance with the order of the SEC. The exercise by a Fund of a Stand-by Commitment is subject to the ability of the other party to fulfill its contractual commitment.

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

         Stand-by Commitments acquired by the Funds will have the following features: (1) they will be in writing and will be physically held by a Fund's custodian; (2) a Fund's rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although Stand-by Commitments will not be transferable, municipal securities purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Fund's acquisition cost (excluding the cost, if any, of the Stand-by Commitment) of the municipal securities which are subject to the commitment (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date. Since STFMF will value municipal securities on an amortized cost basis, the amount receivable upon exercise of a Stand-by Commitment will be substantially the same as the value assigned by that Fund to the underlying securities. Moreover, while there is little risk of an event occurring which would make amortized cost valuation of its portfolio securities inappropriate, if such condition developed, the securities may, in the discretion of the Trustees, be valued on the basis of available market information and held to maturity. Each Fund expects to refrain from exercising a Stand-by Commitment in the event that the amount receivable upon exercise of the Stand-by Commitment is significantly greater than the then current market value of the underlying municipal securities in order to avoid imposing a loss on a seller and thus jeopardizing that Fund's business relationship with that seller.

         The Funds expect that Stand-by Commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, each Fund will pay for Stand-by Commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by a Fund in either manner for outstanding Stand-by Commitments will not exceed 1/2 of 1% of the value of total assets of that Fund calculated immediately after any Stand-by Commitment is acquired.

         It is difficult to evaluate the likelihood of use or the potential benefit of a Stand-by Commitment. Therefore, it is expected that the Funds' Trustees will determine that Stand-by Commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, in the case of SMTTFF, if the market price of the security subject to the Stand-by Commitment is less than the exercise price of the Stand-by commitment, such security will ordinarily be valued at such exercise price. When each Fund has paid for a Stand-by Commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. In addition, for purposes of complying with the condition of the SEC's amortized cost Rule that the dollar-weighted average maturity of its portfolio shall not exceed 90 days, the maturity of a portfolio security of STFMF shall not be considered shortened or otherwise affected by any Stand-by Commitment to which such security is subject.

         Management of the Funds understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Funds intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. There is no assurance that Stand-by Commitments will be available to the Funds nor has any of the Funds assumed that such commitments would continue to be available under all market conditions.

Third Party Puts. The Funds may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals (not exceeding 397 calendar days in the case of STFMF) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and, in the case of STFMF, the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.

         These bonds coupled with puts may present the same tax issues as are associated with Stand-by Commitments discussed above. As with any Stand-by Commitments acquired by a Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Funds' portfolios in a manner designed to minimize any adverse impact from these investments.

Repurchase Agreements. Each Fund, with the exception of SLTTFF, may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other issuers of obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Fitch.

         A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("obligation") and the seller agrees, at the time of sale, to repurchase the obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund (which is taxable) is unrelated to the interest rate on the obligation itself. Obligations will be physically held by the custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the obligation before repurchase of the obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the obligation. If the court characterized the transaction as a loan and a Fund has not perfected a security interest in the obligation, that Fund may be required to return the obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the obligation, in which case a Fund may incur a loss if the proceeds to that Fund from the sale to a third party are less than the repurchase price. However, if the market value of the obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. STFMF and SMTTFF may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. STFMF and SMTTFF will maintain a segregated account with its custodian
containing  cash,  U.S.   Government   securities  and  other  high  grade  debt
obligations equal in value to its obligation in connection with outstanding reverse repurchase agreements. STFMF may also acquire participation in privately negotiated loans to municipal borrowers provided that the interest received by the Fund is exempt, in the opinion of bond counsel to the municipal borrower, from federal income tax. Reverse repurchase agreements are borrowings subject to STFMF's and SMTTFF's investment restrictions applicable to that activity.

Participation Interests. STFMF may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the municipal security does not meet the quality standards of STFMF, the credit of the selling bank will. STFMF has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal security plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the municipal security. The selling bank may receive a fee from STFMF in connection with the arrangement. STFMF will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Trustees of the Fund that interest earned by the Fund on municipal obligations in which it holds participation interests is exempt from federal income tax. An opinion of counsel is not binding on the Service and there is no assurance that the Service will agree with any opinion of counsel.

Strategic Transactions and Derivatives. Each Fund, with the exception of STFMF may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit (except to the extent that 80% of the Funds' net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds' other investment restrictions) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Funds' assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Funds can realize on its investments or cause the Funds to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Funds creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Funds' position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

         A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

         A Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         A Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate liquid, high grade assets equal to the exercise price.

         OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         A Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "TAXES.")

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.


         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if such sale is made in violation of the 1933 Act or if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.


Trustees' Power to Change Objectives and Policies

         The objectives and policies of the Funds described above may be changed, unless expressly stated to the contrary, by their respective Trustees without a vote of their shareholders.

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies and may not be changed with respect to each of the Funds without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Any nonfundamental policy of a Fund may be modified by the Fund's Trustees without a vote of the Fund's shareholders.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds.

         As a matter of fundamental policy, Scudder Tax Free Money Fund may not:

          (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and except securities of other investment companies;

          (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3)  purchase or sell real estate  (except that the Fund may invest in
               (i)  securities  of  companies  which  deal  in  real  estate  or mortgages, and (ii) securities secured by real estate or interests therein); the Fund may not purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as underwriter of securities issued by others except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund;

          (7)  purchase (a) private  activity bonds or (b) securities  which are neither municipal obligations or securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents);

          (8) purchase securities other than those described in the Fund's prospectus or statement of additional information; or

          (9) purchase securities which are not municipal obligations if such purchase would cause more than 20% of the Fund's total assets to be invested in such securities, except that the Fund may invest more than 20% of its total assets in such securities prior to the time normal operating conditions have been achieved and during other than normal market conditions.

         In addition, as a matter of nonfundamental policy, Scudder Tax Free Money Fund may not:

          (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

          (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

          (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

          (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

          (e) invest more than 10% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Fund will not invest more than 10% of its total assets in restricted securities;

          (f) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

          (g) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

          (h) borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks;

          (i) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value), unless attached to other securities in which it is permitted to invest;

          (j) purchase or sell any put or call options or any combinations thereof, except that it may acquire rights to resell municipal obligations at an agreed upon price and at or within an agreed upon time ("Stand-by Commitments");

          (k)  purchase or sell real estate limited partnership interests; or

          (l) make loans unless all loans of portfolio securities are fully collateralized and marked to market daily.

         As a matter of fundamental policy, Scudder Limited Term Tax Free Fund may not:

          (1) with respect to 75% of the value of the total assets of the Fund invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. Government securities;

          (2) borrow money, except from banks or pursuant to reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (the Fund is required to maintain asset coverage [including borrowings] of 300% for all borrowings) and no purchases of securities for the Fund will be made while borrowings of the Fund exceed 5% of the Fund's assets;

          (3) purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or physical commodities or physical commodities contracts;

          (4) act as underwriter of the securities issued by others except to the extent that the purchase of securities in accordance with its investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

          (5) issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction (2) and except for shares of the separate series of the Trust, shares of each of which will be preferred in liquidation and as to dividends over all other series of the Trust with respect to assets specifically allocated to that series;

          (6) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund;

          (7) purchase from or sell to any of its officers and Trustees, its investment adviser, its principal underwriter or the officers or directors of its investment adviser or principal underwriter, portfolio securities of the Fund; or

          (8) purchase (i) pollution control and industrial development bonds or (ii) securities which are not municipal obligations if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

          (9) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans.

         In addition, as a matter of nonfundamental policy, Scudder Limited Term Tax Free Fund may not:

          (a) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily;

          (b) purchase or sell interests in oil, gas or other mineral leases, or exploration or development programs (although it may invest in municipal obligations and other permitted investments of issuers which own or invest in such interests);

          (c) purchase or retain securities of any open-end investment company or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

          (d) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), including repurchase agreements maturing in more than seven days and securities which are not readily marketable if as a result more than 10% of the Fund's total assets (valued at market at purchase) would be invested in such securities;

          (e) purchase securities if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded);

          (f) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of the value of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

          (g) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

          (h)  purchase or sell real estate limited partnership interests;

          (i) purchase securities which are not tax free obligations if such purchase would cause more than 20% of its total assets to be invested in such securities, except that for temporary defensive purposes or to meet temporary liquidity requirements, or if there is an unusual disparity between after-tax income on taxable and municipal securities, the Fund may invest more than 20% of its total assets in securities the interest income from which may be subject to federal income tax.

          (j) participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts managed by Scudder, Stevens & Clark, Inc. in the purchase or sale of debt obligations;

          (k) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

          (l) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

          (m) purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except
               (i) obligations issued or guaranteed by the U.S. Government or its agencies or (ii) municipal obligations which are rated by at least one nationally recognized municipal bond rating service, if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value;

         SLTTFF has no current intention of engaging in any borrowing, lending of portfolio securities or investing in closed-end investment companies.

         As a matter of fundamental policy, Scudder Medium Term Tax Free Fund may not:

          (1) with respect to 75% of the value of the total assets of the Fund invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. Government securities;

          (2) borrow money, except from banks or pursuant to reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (the Fund is required to maintain asset coverage [including borrowings] of 300% for all borrowings) and no purchases of securities for the Fund will be made while borrowings of the Fund exceed 5% of the Fund's assets (the payment of interest on borrowings will reduce the Fund's income);

          (3) purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or physical commodities or physical commodities contracts;

          (4) act as underwriter of the securities issued by others except to the extent that it may be deemed to be an underwriter in connection with the purchase of securities in accordance with its investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

          (5) make loans to other persons, except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies and the entry into repurchase agreements may be deemed to be loans. The purchase of all of a publicly offered issue of debt obligations or all or a portion of non-publicly offered debt obligations may be deemed the making of a loan for this purpose, but, although not a policy which may be changed only by a vote of the shareholders, management expects that such securities would seldom exceed 25% of the net assets of the Fund. These securities are not expected to comprise a major part of the Fund's investments;

          (6) issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction (2) and except for shares of the separate series of the Trust, shares of each of which will be preferred in liquidation and as to dividends over all other series of the Trust with respect to assets specifically allocated to that series;

          (7) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund (the Fund has not employed this practice within the last year nor does it have any current intention of doing so in the foreseeable future);

          (8) purchase from or sell to any of its officers and Trustees, its investment adviser, its principal underwriter or the officers, directors and partners of its investment adviser or principal underwriter, portfolio securities of the Fund; or

          (9) purchase (i) pollution control and industrial development bonds or (ii) securities which are not municipal obligations if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

          In addition, as a matter of nonfundamental policy, Scudder Medium Term Tax Free Fund may not:

          (a) enter into repurchase agreements or purchase any securities if, as a result thereof, more than 10% of the total assets of the Fund (taken at market value) would be, in the aggregate, subject to repurchase agreements maturing in more than seven days and invested in restricted securities or securities which are not readily marketable:

          (b) participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts managed by Scudder, Stevens & Clark in the purchase or sale of debt obligations;

          (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

          (d) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain the same securities in the same amount as the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts, subject to any legal requirements concerning segregation;

          (e) purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except
               (i) obligations issued or guaranteed by the U.S. Government or its agencies or (ii) municipal obligations which are rated by at least one nationally recognized municipal bond rating service, if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value;

          (f) purchase or sell interests in oil, gas or other mineral leases, or exploration or development programs (although it may invest in municipal obligations and other permitted investments of issuers which own or invest in such interests);

          (g) invest in the securities of other investment companies, except by purchase in the open market when no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made on the open market, is part of a plan of merger or consolidation;

          (h) purchase warrants, unless attached to other securities in which it is permitted to invest;

          (i) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), including repurchase agreements maturing in more than seven days and securities which are not readily marketable if as a result more than 10% of the Fund's total assets (valued at market at purchase) would be invested in such securities;

          (j) purchase securities if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded);

          (k) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of the value of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

          (l) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

          (m)  purchase or sell real estate limited partnership interests; or

          (n) purchase securities which are not tax free obligations if such purchase would cause more than 20% of its total assets to be invested in such securities, except that for temporary defensive purposes or to meet temporary liquidity requirements, the Fund may invest more than 20% of its total assets in securities the interest income from which may be subject to federal income tax.

         Additionally, the Fund has not engaged in borrowing during its last fiscal year and has no current intention of borrowing money for the foreseeable future.

         As a matter of fundamental policy, each of Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund may not:

          (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

          (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3)  purchase or sell real estate  (except that the Fund may invest in
               (i)  securities  of  companies  which  deal  in  real  estate  or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); each Fund may not purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations in accordance with its investment objectives and investment policies may be deemed to be loans;

          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Fund, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (7) purchase (a) private activity bonds, or (b) securities which are neither municipal obligations nor securities of the U.S. Government, its agencies or instrumentalities, if in either case the purchase would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are related primarily to financing the activities of their parents);

          (8) (for Scudder High Yield Tax Free Fund only) purchase securities which are not tax free obligations if such purchase would cause more than 20% of its total assets to be invested in such securities, except that for temporary defensive purposes, the Fund may invest more than 20% of its total assets in securities the interest income from which may be subject to federal income tax (i) to meet temporary liquidity requirements, and (ii) during the period between the commitment to purchase tax free securities and the settlement date of such purchases.

          (9) (for Scudder Managed Municipal Bonds only) purchase securities which are not tax free obligations if such purchase would cause more than 20% of its net assets to be invested in such securities, except that for temporary defensive purposes, the Fund may invest more than 20% of its net assets in securities the interest income from which may be subject to federal income tax
               (i) until the Fund is substantially invested in municipal securities, (ii) to meet temporary liquidity requirements, and
               (iii) during the period between the commitment to purchase municipal securities and the settlement date of such purchases.

          (10) purchase securities other than those described in the Fund's prospectus or statement of additional information.

         In addition, as a matter of nonfundamental policy, each of Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund may not:

          (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

          (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

          (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

          (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

          (e) invest more than 10% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Fund will not invest more than 10% of its total assets in restricted securities;

          (f) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

          (g) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

          (h) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

          (i) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

          (j) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) or borrow other than from banks;

          (k) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of a Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value);

          (l)  purchase or sell real estate limited partnership interests;

          (m) purchase securities which are not tax free obligations if such purchase would cause more than 20% of its total assets to be invested in such securities, except that for temporary defensive purposes or to meet temporary liquidity requirements, the Fund may invest more than 20% of its total assets in securities the interest income from which may be subject to federal income tax; or

          (n) make loans unless all loans of portfolio securities are fully collateralized and marked to market daily.

                                    PURCHASES

          (See "Purchases" and "Transaction information" in the Funds'
                                  prospectus.)

Additional Information About Opening an Account

         Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD"), and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, the amount to be wired ($1,000 minimum), the name of the bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02101 ABA Number 011000028, DDA Account Number 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly.

Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, the Trusts reserve the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by that Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, such Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         In the case of SLTTFF, SMTTFF, SMMB and SHYTFF, to purchase shares of a Fund and obtain the same day dividend, and in the case of STFMF to obtain the net asset value determined as of twelve o'clock noon, you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to twelve o'clock noon eastern time on that day. If you wish to make a purchase of $500,000 or more you should notify the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent") of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after twelve o'clock noon eastern time but both the funds and the information are made available before the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4 p.m. eastern time), on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

         For each Fund the bank sending an investor's federal funds by bank wire may charge for the service. Presently the Distributor pays a fee for receipt by State Street Bank (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Additional Information About Making Subsequent Investments by AutoBuy

         Shareholders, whose predesignated bank account of record is a Member of the Automated Clearing House Network (ACH) and have elected to participate in the AutoBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000 but not less than $250. To purchase shares by AutoBuy, shareholders should call before 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. AutoBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by AutoBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. AutoBuy transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


         In order to request purchases by AutoBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoBuy may so indicate on the application. Existing shareholders who wish to add AutoBuy to their account may do so by completing an AutoBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine. and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of a purchase order in good order. Net asset value for STFMF normally is computed twice a day, as of twelve o'clock noon and the close of regular trading on the Exchange on each day the Exchange is open for trading. Net asset value for SLTTFF, SMTTFF, SMMB and SHYTFF normally is computed as of the close of regular trading on each day the Exchange is open for trading. Orders received after such close will be filled at the net asset value per share on the following business day. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to the Transfer Agent in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Funds' management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. See "Purchases" and "Exchanges and redemptions" in the Funds' prospectus.

Other Information

         If purchases or redemptions of the Funds' shares are arranged and settlement is made at the investor's election through a member of the NASD, other than the Distributor, that member may, at its discretion, charge a fee for that service. The Board of Trustees of each Fund and the Distributor, each has the right to limit the amount of purchases and to refuse to sell to any person; and each may suspend or terminate the offering of shares of their respective Funds, including one or all series of SMT, at any time.

         The "Tax Identification Number" section of the Funds' application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt investors a certification of exempt status) will be returned to the investor.

         A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

  (See "Exchanges and redemptions" and "Transaction information" in the Funds'
                                  prospectus.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and the purchase of another Scudder fund to an existing account or newly-established account. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization, and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $1,000. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain a signature guarantee as described under "Transaction information--Redeeming shares--Signature Guarantee" in the Fund's prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder fund at current net asset value through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding (See "TAXES").

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trusts employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trusts do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Trusts and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated.

Redemption by Telephone

         In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent. The proceeds will not be mailed or wired other than to a predesignated bank account. Shareholders currently receive the right to redeem up to $50,000 to their address of record automatically, without having to elect it.

          (a) NEW INVESTORS wishing to establish telephone redemption to a designated bank account must complete the appropriate section on the application.

          (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

         Shareholders of STFMF who have elected "telephone redemption" may telephone before twelve o'clock noon and request that proceeds of their redemption be wired to the designated bank on the same day. Shareholders redeeming before noon will receive the net asset value per share determined as of twelve o'clock noon and will not receive the dividend on the day of redemption.

         Shareholders of STFMF whose redemption requests are received by the Fund's transfer agent after twelve o'clock noon eastern time and prior to 4 p.m. will receive the net asset value per share determined as of 4 p.m. and will receive that day's dividend for the day of redemption. Proceeds will normally be mailed on the next business day or wired on the next day on which State Street Bank is open for business. Redemption requests received by the Fund's Transfer Agent after 4 p.m. will receive the net asset value on the next business day.

         If a request for redemption to a shareholder's bank account is made by telephone or telegram, payment will be made by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5.00 charge for all wire redemptions.

Note:Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Trusts employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trusts do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trusts will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption By AutoSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the AutoSell program may sell shares of the Fund by telephone. To sell shares by AutoSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. AutoSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. AutoSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by AutoSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoSell may so indicate on the application. Existing shareholders who wish to add AutoSell to their account may do so by completing an AutoSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed as explained in the Funds' Prospectus.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

Redemption by Write-A-Check

         All new investors and existing shareholders of STFMF, SLTTFF and SMTTFF who apply for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on each Fund's books for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. The Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Funds, Scudder Service Corporation and State Street Bank and Trust Company each reserves the right at any time to suspend or terminate the "Write-A-Check" procedure.

         Checks will be returned by the Custodian if there are insufficient shares to meet the withdrawal amount. Potential fluctuations in the per share value of SMTTFF should be considered in determining the amount of the check. An investor should not attempt to close an account by check, because the exact balance at the time the check clears will not be known when the check is written.

Other Information

         If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than a shareholder's cost depending upon the net asset value at the time of the redemption or repurchase. None of the Funds imposes a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to a shareholder's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, and including exchanges and redemptions with STFMF, SLTTFF and SMTTFF by Write-A-Check, may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such redemptions may be subject to backup withholding (see "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefor may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted, (c) during which an emergency exists as a result of which disposal by the Fund involved of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, or (d) during which the SEC by order permits such suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

         If transactions at any time reduce a shareholder's account balance in a Fund to below $1,000 in value, such Fund may notify the shareholder that, unless the account balance is brought up to at least $1,000, that Trust will redeem all shares of that Fund, close the account balance and send the redemption proceeds to the shareholder. The shareholder has sixty days to bring the account balance up to $1,000 before any action will be taken by that Fund. No transfer from an existing account to establish a new Scudder fund account, should be for less than $1,000. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.) The Trustees of STFMF and SMT have the authority to change the minimum account size.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

             (See "Shareholder benefits" in the Funds' prospectus.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

                                Scudder                                                         No-Load Fund with
         YEARS            Pure No-Load(TM)Fund       8.50% Load Fund     Load Fund with 0.75%      0.25% 12b-1 Fee
                                                                             12b-1 Fee

          10                    $25,937                $23,733                $24,222                $25,354
          15                     41,772                 38,222                 37,698                 40,371
          20                     67,275                 61,557                 58,672                 64,282


         Investors are encouraged to review the fee tables on pages 2, 3 and 4 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.


Dividend and Capital Gain Distribution Options


         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income, or distributions from realized capital gains in additional shares of the same Fund. A change of instructions for the method of payment must be received by the Fund's transfer agent at least 5 days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the prospectus for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the transfer agent designating their option for either reinvestment or cash distributions of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the relevant Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gains distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163.

Scudder Funds Centers

         Investors may visit any of the Fund Centers maintained by the Distributor. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the Funds' prospectus.

Reports to Shareholders

         All three Trusts issue to their respective shareholders annual and semiannual financial statements (audited annually by independent accountants), including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights for that Fund, as the case may be.

Diversification

         A shareholder's investment represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect investors against the possible risks associated with concentrating in fewer securities.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

              (See "Investment products and services" in the Fund's
                                  prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $1,000 or $500 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in investment-grade municipal securities.

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high quality.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

-------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Capital Growth Fund seeks to maximize long-term growth of capital through a broad and flexible investment program emphasizing common stocks.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S. and foreign issuers. Income is an incidental consideration.

         Scudder   Global  Small  Company  Fund  seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

-------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Quality Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.

         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds; shares redeemable at net asset value at any time.

                              SPECIAL PLAN ACCOUNTS

       (See "Scudder tax-advantaged retirement plans", "Purchases--By Automatic Investment Plan" and "Exchanges and redemptions--By Automatic Withdrawal Plan" in the Funds' prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Automatic Withdrawal Plan

         Non-retirement plan shareholders who currently own or purchase $10,000 or more of shares of the Fund may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Funds' prospectus. Any such requests must be received by the Funds' transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trusts or their agents on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Cash Management System - Group Sub-Accounting Plan for
Trust Accounts, Nominees and Corporations

         To minimize record-keeping by fiduciaries and corporations, arrangements have been made with the Transfer Agent to offer a convenient group sub-accounting and dividend payment system to bank trust departments and others. Debt obligations of banks which utilize the Cash Management System are not given any preference in the acquisition of investments for a Fund or Portfolio.

         In its discretion, a Fund may accept minimum initial investments of less than $1,000 (per Portfolio) as part of a continuous group purchase plan by fiduciaries and others (e.g., brokers, bank trust departments, employee benefit plans) provided that the average single account in any one Fund or Portfolio in the group purchase plan will be $1,000 or more. A Fund may also wire all redemption proceeds where the group maintains a single designated bank account.

         Shareholders who withdraw from the group purchase plan through which they were permitted to initiate accounts under $1,000 will be subject to the minimum account restrictions described under "EXCHANGES AND REDEMPTIONS--Other Information."

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when the shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trusts reserve the right, after notice has been given to the shareholder and custodian, to terminate a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.



                                    DIVIDENDS

          (See "Distribution and performance information" in the Funds'
                                  prospectus.)

Scudder Tax Free Money Fund

         The net investment income of STFMF is determined as of the close of regular trading on the Exchange, usually 4 p.m., eastern time, on each day the Exchange is open for trading.

         All the investment income of STFMF so determined normally will be declared as a dividend to shareholders of record as of determination of the net asset value at twelve o'clock noon after the purchase and redemption of shares.

Shares purchased as of the determination of net asset value made as of the close of the Exchange will not participate in that day's dividend; in such cases dividends commence on the next business day. Checks will be mailed to shareholders electing to take dividends in cash, and confirmations will be mailed to shareholders electing to invest dividends in additional shares for the month's dividends on the fourth business day of the next month. Dividends will be invested at the net asset value per share, normally $1.00, determined as of 4 p.m. on the first business day of each month.

         Dividends are declared daily on each day on which the Exchange is open for business. The dividends for a business day immediately preceding a weekend or holiday will normally include an amount equal to the net income for the subsequent days on which dividends are not declared. However, no daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period.

         Because the net investment income of STFMF is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund (i.e., the fair value of the net assets of the Fund divided by the number of shares of the Fund outstanding) will remain at $1.00 per share immediately after each such determination and dividend declaration, unless (i) there are unusual or extended fluctuations in short-term interest rates or other factors, such as unfavorable changes in the creditworthiness of issuers affecting the value of securities in the Fund's portfolio, or (ii) net investment income is a negative amount.

         Net investment income (from the time of the immediately preceding determination thereof) consists of (i) all interest income accrued on the portfolio assets of the Fund less (ii) all actual and accrued expenses. Interest income included in the daily computation of net income is comprised of original issue discount earned on discount paper accrued ratably to the date of maturity as well as accrued interest. Expenses of STFMF, including the management fee payable to the Adviser, are accrued each day.

         Normally STFMF will have a positive net investment income at the time of each determination thereof. Net investment income may be negative if an unexpected liability must be accrued or a loss realized. If the net investment income of STFMF determined at any time is a negative amount, the net asset value per share will be reduced below $l.00 unless one or more of the following steps are taken: the Trustees have the authority (l) to reduce the number of shares in each shareholder's account, (2) to offset each shareholder's pro rata portion of negative net investment income from the shareholder's accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $l.00. STFMF may endeavor to restore the net asset value per share to $l.00 by not declaring dividends from net investment income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net investment income which is not declared as a dividend.

         Should STFMF incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense, loss or depreciation on the then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.

         Distributions of realized capital gains, if any, are paid in November or December of STFMF's taxable year although the Fund may make an additional distribution within three months of the Fund's fiscal year end of December 31. STFMF expects to follow the practice of distributing all net realized capital gains to shareholders and expects to distribute realized capital gains at least annually. However, if any realized capital gains are retained by STFMF for reinvestment and federal income taxes are paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders; as a result, shareholders would be able to claim their share of the taxes paid by the Fund on such gains as a credit against their individual federal income tax liability.

Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund

         SLTTFF, SMTTFF, SMMB and SHYTFF will follow the practice of distributing substantially all of their net investment income (defined under "ADDITIONAL INFORMATION--Glossary") and any excess of net realized short-term capital gains over net realized long-term capital losses. In the past, SMTTFF, SMMB and SHYTFF have followed the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of such Funds and the relevant shareholders, such Fund may retain all or part of such gain for reinvestment.

         Dividends on SLTTFF, SMTTFF, SMMB and SHYTFF will be declared daily and distributions of net investment income will be made monthly on the fourth Boston business day of each month for the preceding month's net income. Distributions of realized capital gains, if any, are paid in November or December, although an additional distribution may be made within three months of the Fund's fiscal year end, if necessary, and each Fund expects to continue to distribute net capital gains at least annually. Both types of distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

         Scudder, Stevens & Clark, Inc. and its affiliates may purchase shares of a Fund from time to time prior to the Fund's attainment of normal operating conditions. To the extent that such shares are redeemed before a Fund's achieving significant size, the yield on such Fund's shares may be adversely affected.

                             PERFORMANCE INFORMATION

                       (See "Distribution and performance
               information--Performance information" in the Funds'
                                  prospectus.)

Scudder Tax Free Money Fund

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures may be calculated in the following manner:

         Yield is the net annualized yield based on a specified 7-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Fund for the seven-day period ended December 31, 1995 was 4.10%.

         Effective Yield is the net annualized yield for a specified 7 calendar-day period assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

            Effective Yield = [(Base Period Return + 1)^365/7] - 1.

   The effective yield of the Fund for the seven-day period ended December 31, 1995 was 4.01%.

         Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description in A. above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Thus, taxpayers with effective federal income tax rates of 36% and 39.6% would need to earn a taxable yield of 6.27% and 6.64%, respectively, to receive after-tax income equal to the 4.01% tax-free yield of Scudder Tax Free Money Fund on December 31, 1995. Please refer to the chart beginning on page 47 for a discussion of tax-exempt income v. taxable income.

         As described above, yield, effective yield and tax-equivalent yield are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Yield, effective yield and, tax-equivalent yield will vary based on changes in market conditions and the level of the Fund's expenses.

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time, in marketing pieces and other fund literature, the Fund's yield and performance over time may be compared to the performance of broad groups of comparable mutual funds, bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit, and the deposit principal is insured by the FDIC.


Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund


         From time to time, quotation of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

         Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations) all ended on the last day of a recent calendar quarter. If a Fund has been in existence for less than ten years, the average annual total return for the life of the Fund is given. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

            Where:

                   P       =        a hypothetical initial investment of $1,000
                   T       =        average annual total return
                   n       =        number of years

                   ERV     =        ending  redeemable  value: ERV is the
                                    value,   at  the  end  of  the
                                    applicable     period,     of     a
                                    hypothetical $1,000 investment made
                                    at the beginning of the  applicable
                                    period.


         Average Annual Total Return for periods ended December 31, 1995


                                                    One               Five              Ten            Life of
                                                    Year             Years             Years             Fund


Scudder Medium Term Tax Free Fund*                  14.32%             8.37%            7.27%            --

Scudder Managed Municipal Bonds                    17.12              8.81             9.07              --

Scudder High Yield Tax Free Fund**                 19.28              9.37              --             7.82(1)



* The foregoing average annual total return includes the period prior to November 1, 1990, during which the Fund operated under the investment objective and policies of Scudder Tax Free Target Fund 1990 Portfolio. Average annual total return figures for the periods prior to November 1, 1990 should not be considered representative of the present Fund. If the Adviser had not maintained Fund expenses for the period November 1, 1990 through October 31, 1995 and had imposed a full management fee for this period, total returns would have been lower.

** If the Adviser had not maintained Fund expenses and had imposed a full management fee, total returns would have been lower.

(1)      For the period beginning January 22, 1987 (commencement of operations).

          Average Annual Total Return for period ended October 31, 1995

                                                    One               Five              Ten            Life of
                                                    Year             Years             Years             Fund

Scudder Limited Term Tax Free Fund                 7.94%              --                --             4.85%(1)

(1)    For the period beginning February 15, 1994 (commencement of operations).

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                         C = (ERV/P) - 1

                  Where:

                            C       =        Cumulative Total Return
                            P       =        a hypothetical initial investment
                                             of $1,000

                            ERV     =        ending  redeemable  value: ERV is
                                             the  value,   at  the  end  of  the
                                             applicable     period,     of     a
                                             hypothetical $1,000 investment made
                                             at the beginning of the  applicable
                                             period.


                   Cumulative Total Return for periods ended December 31, 1995


                                                    One               Five              Ten            Life of
                                                    Year             Years             Years             Fund


Scudder Medium Term Tax Free Fund*                  14.32%            49.50%           101.66%           --

Scudder Managed Municipal Bonds                    17.12             52.51            138.31             --

Scudder High Yield Tax Free Fund**                 19.28             56.52              --             95.68(2)


* The foregoing cumulative total return includes the period prior to November 1, 1990, during which the Fund operated under the investment objective and policies of Scudder Tax Free Target Fund 1990 Portfolio. Cumulative total return figures for the periods prior to November 1, 1990 should not be considered representative of the present Fund. If the Adviser had not maintained Fund expenses for the period November 1, 1990 through October 31, 1995 and had imposed a full management fee for this period, total returns would have been lower.

** If the Adviser had not maintained Fund expenses and had imposed a full management fee, total returns would have been lower.

(2)      For the period beginning January 22, 1987 (commencement of operations).

                    Cumulative Total Return for period ended October 31, 1995

                                                    One               Five              Ten            Life of
                                                    Year             Years             Years             Fund

Scudder Limited Term Tax Free Fund                 7.94%              --                --             8.42%(1)


(1)    For the period beginning February 15, 1994 (commencement of operations).

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

         Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b/cd + 1)^6 - 1]

                  Where:

                          a  =  dividends and interest earned during the period.
                          b  =  expenses accrued for the period (net of expense
                                maintenance).
                          c  =  the  average daily number of shares outstanding
                                during the period that were entitled to receive dividends.
                          d  =  the maximum offering price per share on the last
                                day of the period.


              Yields for the 30-day period ended December 31, 1995

                    Scudder Medium Term Tax Free Fund*             4.22%

                    Scudder Managed Municipal Bonds                4.71%

                    Scudder High Yield Tax Free Fund               5.47%


* The Adviser maintained Fund expenses for the period November 1, 1990 through June 30, 1993. From July 1, 1993 to January 1, 1994 the Adviser maintained Fund expenses at 0.25% of average daily net assets of the Fund. For the period January 2, 1994 to April 30, 1994 the Adviser maintained the Fund's total annualized expenses at 0.50%. For the period May 1, 1994 to October 31, 1995 the Adviser maintained the Fund's total annualized expenses at 0.70%. The yield for the 30-day period ended December 31, 1995, had the Adviser not maintained Fund expenses, would have been lower.


                       Yield for the 30-day period ended December 31, 1995

                            Scudder Limited Term Tax Free Fund 4.03%


         Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming a reinvestment of all dividends paid during such period (a method known as "semiannual compounding"). Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description in D., above) which is tax-exempt by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                          Tax-Equivalent Yields as of December 31, 1995


                                       TAXABLE EQUIVALENT*


                                                             28%               31%              36%              39.6%
FUND                                                     Tax Bracket       Tax Bracket      Tax Bracket       Tax Bracket
Scudder Medium Term Tax Free Fund                           5.86%             6.12%            6.59%             6.99%

Scudder Managed Municipal Bonds                             6.54%             6.83%            7.36%             7.80%

Scudder High Yield Tax Free Fund                            7.60%             7.93%            8.55%             9.06%


*        Based on federal income tax rates in effect for the 1996 taxable year.

                          Tax-Equivalent Yields as of December 31, 1995


                                       TAXABLE EQUIVALENT*

                                                             28%               31%              36%              39.6%
FUND                                                     Tax Bracket       Tax Bracket      Tax Bracket       Tax Bracket
Scudder Limited Term Tax Free Fund                          5.60%             5.84%            6.30%             6.67%


*        Based on federal income tax rates in effect for the 1996 taxable year.

Tax-Exempt Income vs. Taxable Income

         The following table illustrates comparative yields from taxable and tax-exempt obligations under federal income tax rates in effect for the 1995 calendar year.

            1995 Taxable                    Federal            To Equal Hypothetical Tax-Free Yields of 5%, 7% and 9%, a
          Income Brackets                  Tax Rates                    Taxable Investment Would Have To Earn**
                                           Individual
                                             Return                  5%                   7%                    9%
                                             ------                  --                   --                    --
$0 - $22,750                                 15.0%                 5.88%                 8.24%                10.59%
$22,751 - $55,100                            28.0%                 6.94%                 9.72%                12.50%
$55,101 - $115,000                           31.0%                 7.25%                10.14%                13.04%
$115,001 - $250,000                          36.0%                 7.81%                10.94%                14.06%
Over $250,000                                39.6%                 8.28%                11.59%                14.90%

                                             Joint
                                             Return
                                             ------
$0 - $38,000                                 15.0%                 5.88%                 8.24%                10.59%
$38,001 - $91,850                            28.0%                 6.94%                 9.72%                12.50%
$91,851 - $140,000                           31.0%                 7.25%                10.14%                13.04%
$140,001 - $250,000                          36.0%                 7.81%                10.94%                14.06%
Over $250,000                                39.6%                 8.28%                11.59%                14.90%

** These illustrations assume the Federal alternative minimum tax is not applicable, that an individual is not a "head of household" and claims one exemption and that taxpayers filing a joint return claim two exemptions. Note also that these federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose federal adjusted gross income exceeds $111,800 ($55,900 in the case of a married individual filing a separate return), or of (ii) the gradual phaseout of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $111,800 (for single individuals) or $167,700 (for married individuals filing jointly). The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.

         Example:*

         Based on 1995 federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $40,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.

         There is no guarantee that a fund will achieve a specific yield. While most of the income distributed to the shareholders of each Fund will be exempt from federal income taxes, portions of such distributions may be subject to federal income taxes. Distributions may also be subject to state and local taxes.

* Net amount subject to federal income tax after deductions and exemptions, exclusive of the alternative minimum tax.

         As described above, average annual total return, cumulative total return, total return, yield, and tax-equivalent yield are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Average annual total return, cumulative total return, total return, yield, and tax-equivalent yield for a Fund will vary based on changes in market conditions and the level of the Fund's expenses.

         Investors should be aware that the principal of each Fund is not insured.

Comparison of Portfolio Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Scudder's Theme: Build Create Provide Marketing and fund literature may refer to Scudder's theme: "Build Create Provide." This theme intends to encapsulate the composition of a sound investment philosophy, one through which Scudder can help provide investors appropriate avenues for pursuing dreams. Individuals recognize the need to build investment plans that are suitable and directed at achieving one's financial goals. The desired result from planning and a long-term commitment to it is the ability to build wealth over time. While there are no guarantees in the pursuit of wealth through investing, Scudder believes that a sound investment plan can enhance one's ability to achieve financial goals that are clearly defined and appropriately approached. Wealth, while a relative term, may be defined as the freedom to provide for those interests which you hold most important -- your family, future, and/or your community.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds may include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

               (See "Fund organization" in the Funds' prospectus.)

         Scudder Tax Free Money Fund is a Massachusetts business trust established under a Declaration of Trust dated October 5, 1979, as amended. Scudder Medium Term Tax Free Fund is a series of Scudder Tax Free Trust, a Massachusetts business trust established under a Declaration of Trust dated December 28, 1982, as amended. Scudder Limited Term Tax Free Fund is the other series of the Trust. The name and investment objectives of SMTTFF were changed effective November 1, 1990. Scudder Municipal Trust is a Massachusetts business trust established under a Declaration of Trust dated September 24, 1976, as amended. The Trustees of Scudder Municipal Trust have established and designated two series of the Trust: Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund. Each Fund's authorized capital consists of an unlimited number of shares of beneficial interest, $.01 par value. All shares of each Fund issued and outstanding will be fully paid and non-assessable by the Funds, and redeemable as described in this Statement of Additional Information.

         All shares of STFMF and STFT are of one class and have equal rights as to voting, dividends and liquidation. The Trustees of STFMF and STFT have the authority to issue two or more series of shares and to designate the relative rights and preferences as between the different series. The Trustees of STFMF have not yet exercised that authority. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series. All shares issued and outstanding will be fully paid and non-assessable by the Funds and redeemable as described in this Statement of Additional Information and in the Funds' prospectus.

         The shares of SMT are issued in separate series, each share of which represents an equal proportionate interest in that series with each other share of that series. The Trustees of SMT have the authority to designate additional series and to designate the relative rights and preferences as between the different series.

         The Trustees of STFMF and SMT, in their discretion, may authorize the division of shares of each of their respective Funds (or shares of a series) into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes (which under present regulations would require the Funds first to obtain an exemptive order of the SEC), nor of changing the method of distribution of shares of the Funds.

         Currently, the assets of SMT and STFT received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of SMT. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of SMT and STFT, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of SMT and STFT, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of SMT and STFT entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         Each Fund's Declaration of Trust provides that obligations of the Fund involved are not binding upon the Trustees individually but only upon the property of that Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund involved will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved. However, nothing in the Declarations of Trust protect or indemnify a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT ADVISER

           (See "Fund organization--Investment adviser" in the Funds'
                                  prospectus.)

         Each Fund has an investment advisory agreement (the "Agreement," collectively, the "Agreements") with the investment counsel firm of Scudder, Stevens & Clark, Inc. (sometimes referred to herein as the "Adviser"). This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund registered with the SEC in the U.S. investing internationally in several foreign countries. The firm reorganized from a partnership to a corporation on June 28, 1985.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $12 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.

         The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for more than one of the Funds (or more than one series of SMT and STFT) and also for other clients advised by the Adviser, in particular the other Scudder tax free funds. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Funds.

         Under the Agreements, the Adviser regularly provides the Funds with continuing investment management consistent with each Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund, and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of each Fund's Declaration of Trust and By-Laws, of the 1940 Act and the Internal Revenue Code of 1986 and to each Fund's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees of each Fund may from time to time establish. The Adviser also advises and assists the officers of each Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Funds.

         Under the Agreements, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budget; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Funds in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except expenses incurred in attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all Trustees and executive employees of each Fund affiliated with the Adviser and makes available, without expense to the Funds, the services of such trustees, officers and employees of the Adviser as may duly be elected Trustees of the Funds, subject to their individual consent to serve and to any limitations imposed by law, and provides each Fund's office space and facilities.

         For the above services STFMF pays a fee of 0.50 of 1% of the first $500 million of average daily net assets and 0.48 of 1% of such net assets over $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

         For the years ended December 31, 1992, 1993 and 1994, the investment advisory fees pursuant to its investment advisory agreement amounted to $1,326,155, $1,204,009 and $1,222,791, respectively.

         Prior to December 12, 1990, STFMF paid the Adviser in monthly installments an annual fee equal to approximately 0.50 of 1% of the first $300 million of average daily net assets of the Fund; 0.48 of 1% of the next $200 million of such assets and 0.46 of 1% of such assets over $500 million. Under the prior Agreement the Fund bore the expense of administrative services provided by the Adviser; these services are included within the current Agreement and are not charged separately.


         For the above services, SLTTFF pays the Adviser a monthly fee of 0.60% of the average daily net assets of the Fund. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance. For the year ended October 31, 1995, the Adviser did not impose a portion of its fee amounting to $577,208 and the fee imposed aggregated $70,525, all of which is unpaid at October 31, 1995. Further, due to the limitation of such Agreement, the Adviser's reimbursement payable for the year ended October 31, 1995 amounted to $69,101.

         For the period November 1, 1994 to February 28, 1995 the Adviser agreed not to impose all of its management fee and to maintain the annualized expenses of the Fund at not more than 0.00% of average daily net assets. For the period March 1, 1995 to August 31, 1995, the Adviser agreed to maintain the annualized expenses at 0.25% of average daily net assets. For the period March 1, 1995 to August 31, 1995, the Adviser agreed to maintain the annualized expenses of SLTTFF at 0.25% of the average daily net assets. Effective September 1, 1995, the Adviser agreed to maintain the annualized expenses at 0.50% of average daily net assets until April 30, 1996.

         For the above services SMTTFF pays a monthly fee of 0.60 of 1% of the first $500 million of average daily net assets and 0.50 of 1% of such assets in excess of $500 million on an annual basis.

         For the years ended December 31, 1992, 1993 and 1994, SMTTFF's fees pursuant to such Agreement amounted to $2,771,139, $484,365 and $4,150,246 respectively. The Adviser did not impose any of its fee for the year ended December 31, 1992. For the years ended December 31, 1993 and 1994, SMTTFF's aggregate fees pursuant to such Agreement amounted to $5,202,848 and $4,920,420, respectively; however, the Adviser did not impose $4,718,483 and $770,174, respectively.

         The Adviser has agreed to maintain the annualized expenses of SMTTFF at not more than 0.70% of average daily net assets of the Fund until April 30, 1995. For the period January 1, 1992 to January 1, 1993 the Adviser maintained expenses of the Fund at 0.50%. From January 1, 1993 to June 30, 1993 the Adviser maintained expenses of the Fund at 0.0% of average daily net assets. From July 1, 1993 to January 1, 1994 the Adviser maintained expenses of the Fund at 0.25% of average daily net assets. For the period January 2, 1994 to April 30, 1994 the Adviser maintained expenses at 0.50%. For the period May 1, 1994 to April 30, 1995 the Adviser maintained expenses at 0.70%. For the fiscal year ended December 31, 1992 the amount reimbursed equaled $594,314.

         For these services SMMB pays a monthly fee of 0.55 of 1% on the first $200 million of average daily net assets and 0.50 of 1% on the next $500 million and 0.475 of 1% of average daily net assets in excess of $700 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

         For the years ended December 31, 1992, 1993 and 1994, aggregate fees incurred by SMMB pursuant to its investment advisory agreement amounted to $4,135,346, $4,545,920 and $4,119,589, respectively.

         Prior to December 12, 1990 SMMB paid the Adviser in monthly installments an annual fee equal to approximately 0.60 of 1% of the first $100 million of average daily net assets of the Fund; 0.50 of 1% of such net assets between $100 million and $200 million; and 0.45 of 1% of such net assets in excess of $200 million and 0.4% of such net assets in excess of $500 million. Under the prior Agreement, the Fund bore the expense of administrative services provided by the Adviser; these services are included within the current
Agreement and are not charged separately. Under the Management Agreement in effect prior to August 10, 1993, the Fund paid the Adviser a fee equal to an annual rate of 0.55 of 1% on the first $200 million of average daily net assets and 0.50 of 1% of such assets over $200 million.

         For the above services SHYTFF pays monthly a fee of 0.70 of 1% on the first $200 million of average daily net assets and 0.65 of 1% on such net assets in excess of $200 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

         The Adviser agreed not to impose all or a portion of its investment advisory fee with respect to SHYTFF in order to maintain the annualized expenses of the Fund at not more than 0.80% of average daily net assets of the Fund until April 30, 1995. For the fiscal years ended December 31, 1992, 1993 and 1994 fees incurred by SHYTFF amounted to $1,225,773, $1,727,686 and $1,526,385, respectively. For the years ended December 31, 1992, 1993 and 1994 the Adviser did not impose a fee which would have amounted to $10,760, $161,421 and $498,322, respectively.

         Prior to December 12, 1990, SHYTFF paid the Adviser in monthly installments an annual fee equal to approximately 0.65 of 1% of average daily net assets of the Fund. Under the prior Agreement the Fund bore the expense of administrative services provided by the Adviser; these services are included within the current Agreement and are not charged separately.

         Counsel has advised the Fund that for completed fiscal periods the Adviser would have been liable for failure to comply with the terms of a publicly announced expense limitation.

         Under the Agreements, each Fund is responsible for all of its other expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates and any other expenses, including clerical expenses, of issuance, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Trustees, officers and employees of the Funds who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of such Fund. Each Fund is also responsible for expenses of shareholders' meetings and expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The custodian agreement provides that the custodian shall compute the net asset value.


         The Agreements require the Adviser to reimburse a Fund all or a portion of advances of its management fee to the extent annual expenses of such Fund (including the management fees stated above) exceed the limitations prescribed by any state in which the Fund's shares are offered for sale. Management of the Funds has been advised that, while most states have eliminated expense limitations, the lowest such limitation is currently 2 1/2% of average daily net assets up to $30 million, 2% of the next $70 million of average daily net assets and 1 1/2% of average daily net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations. The expense ratios for STFMF for the years ended December 31, 1992, 1993 and 1994 were 0.73%, 0.75% and 0.77%, respectively. The expense ratio for SLTTFF for the fiscal period February 15, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 were 0% and .23%, respectively. The expense ratios for SMTTFF for the fiscal years ended December 31, 1992, 1993 and 1994 were 0%, 0.14% and 0.63%, respectively. If expense maintenance had not been in effect, total annualized Fund operating expenses for SMTTFF for the years ended December 31, 1992, 1993 and 1994 would have been 0.80%, 0.75% and 0.71% of average daily net assets, respectively. The expense ratios of SMMB for the years ended December 31, 1992, 1993 and 1994 were 0.63%, 0.63% and 0.63%, respectively.
Since the Adviser maintained Fund expenses as described above, the expense ratios for SHYTFF were 0.98%, 0.92% and 0.80% for the fiscal years ended December 31, 1992, 1993 and 1994, respectively. If expense maintenance had not been in effect, total annualized Fund operating expenses for SHYTFF for the years ended December 31, 1992, 1993 and 1994 would have been 0.99%, 0.98% and 0.97% of average daily net assets, respectively. Any such fee advance required to be returned to a Fund will be returned as promptly as practicable after the end of the Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organizational costs is described herein under "ADDITIONAL INFORMATION--Other Information."


         The Agreement for SLTTFF is dated February 15, 1994. The Agreement will remain in effect until September 30, 1996, and will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund. The Agreement was approved by such Trustees (including a majority of the Trustees who are not such "interested persons") on December 14, 1993 and by the Fund's shareowners on December 31, 1994. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         The Agreements of STFMF and SHYTFF, dated December 12, 1990, will remain in effect as to each Fund until September 30, 1994. Those Agreements and the Agreements of SMMB and SMTTFF dated August 10, 1994, will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees of each Fund who are not parties to such Agreement or "interested persons" of the Adviser or the Fund involved cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of such Fund. The Agreements of STFMF and SHYTFF were last approved, and the Agreements of SMMB and SMTTF were initially approved, by such Trustees (including a majority of the Trustees who are not such "interested persons") on August 10, 1993. The Agreements may be terminated at any time without payment of penalty by either party or sixty days' written notice, and each automatically terminates in the even of its assignment.

         The Agreements also provide that a Fund may use any name derived from the name "Scudder, Stevens & Clark, Inc." only as long as the Agreement or any extension, renewal or amendment thereof involved remains in effect.

         In reviewing the terms of the Agreements and in discussions with Scudder, Stevens & Clark, Inc. concerning the Agreements, Trustees who are not "interested persons" of the Adviser are represented by independent counsel at each Fund's expense.

         The Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by one of the Funds in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

         None of the Trustees or Officers of a Fund may have dealings with that Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                      TRUSTEES AND OFFICERS

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
--------------                        --------------        ----------------------------       ----------------------

David S. Lee*+                        President and         Managing Director of Scudder,      President, Director and
                                      Trustee (1,2,3)       Stevens & Clark, Inc.              Assistant Treasurer

Henry P. Becton, Jr.                  Trustee (1)           President and General Manager,               --
WGBH                                                        WGBH Educational Foundation
125 Western Ave.
Boston, MA  02134

Dawn-Marie Driscoll                   Trustee (1,2,3)       Attorney and Corporate Director;              --
5760 Flamingo Drive                                         former Partner, Palmer & Dodge,
Cape Coral, FL  33904                                       law firm (1988-1990)

Peter B. Freeman                      Trustee (1,2,3)       Corporate Director and Trustee                --
100 Alumni Avenue
Providence, RI  02906

Dudley H. Ladd*+                      Trustee (1)           Managing Director of Scudder,      Senior Vice President


                                       58


                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
--------------                        --------------        ----------------------------       ----------------------
                                                            Stevens & Clark, Inc.              and Director

George M. Lovejoy, Jr.                Trustee (1,2)         Chairman Emeritus of Meredith &              --
160 Federal Street                                          Grew Incorporated, a real estate
Boston, MA  02110                                           service company

Wesley W. Marple, Jr.                 Trustee (1,3)         Professor of Business                        --
Northeastern University                                     Administration, Northeastern
413 Hayden Hall                                             University, College of Business
360 Huntington Avenue                                       Administration
Boston, MA  02115

Jean C. Tempel                        Trustee (2,3)         General Partner, TL Ventures                  --

Daniel Pierce*+                       Trustee and Vice      Chairman of the Board and          Vice President,
                                      President (1)         Managing Director of Scudder,      Director and Assistant

                                                            Stevens & Clark, Inc.              Treasurer

Juris Padegs*#                        Trustee (1,2,3) and   Managing Director of Scudder,      Vice President and
                                      Vice President (2)    Stevens & Clark, Inc.              Director

E. Michael Brown*+                    Trustee (2)           Managing Director of Scudder,      Assistant Treasurer
                                                            Stevens & Clark, Inc.

Donald C. Carleton+                   Vice President        Managing Director of Scudder,                 --
                                      (1,2,3)               Stevens & Clark, Inc.

Philip G. Condon+                     Vice President (1)    Managing Director of Scudder,      Senior Vice President
                                                            Stevens & Clark, Inc.              and Director

K. Sue Cote+                          Vice President (2)    Principal of Scudder, Stevens &              --
                                      Clark, Inc.

Jerard K. Hartman#                    Vice President        Managing Director of Scudder,                 --
                                      (1,2,3)               Stevens & Clark, Inc.

Thomas W. Joseph+                     Vice President        Principal of Scudder, Stevens &    Vice President,
                                      (1,2,3)               Clark, Inc.                        Director, Treasurer and

                                                                                               Assistant Clerk

M. Ashton Patton                      Vice President (3)    Vice President of Scudder,                   --
                                                            Stevens & Clark, Inc.

Thomas F. McDonough+                  Vice President and    Principal of Scudder, Stevens &    Clerk
                                      Secretary (1,2,3)     Clark, Inc.

Pamela A. McGrath+                    Vice President and    Managing Director of Scudder,                 --
                                      Treasurer (1,2,3)     Stevens & Clark, Inc.

Edward J. O'Connell#                  Vice President and    Principal of Scudder, Stevens &    Assistant Treasurer
                                      Assistant Treasurer   Clark, Inc.
                                      (1,2,3)

                                       59


                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
--------------                        --------------        ----------------------------       ----------------------

Coleen Downs Dinneen+                 Assistant Secretary   Vice President of Scudder,         Assistant Clerk
                                      (1,2,3)               Stevens & Clark, Inc.

(1)      SMT
(2)      STFMF
(3)      STFT

* Messrs. Lee, Ladd, Padegs, Pierce and Brown are considered by the Funds and their counsel to be Trustees who are "interested persons" of the Adviser or of the Fund, within the meaning of the 1940 Act, as amended.

** Unless otherwise stated, all Trustees and Officers have been associated with their respective companies for more than five years but not necessarily in the same capacity.

+        Address:  Two International Place, Boston, Massachusetts 02110
#        Address:  345 Park Avenue, New York, New York 10154

         Messrs. Freeman, Lee and Lovejoy are members of the Executive Committee of STFMF, Mrs. DeFriez and Messrs. Freeman, Lee and Padegs are members of the Executive Committee of STFT, and Messrs. Lee, Lovejoy, Marple and Pierce are members of the Executive Committee of SMT. Each Committee has the power to declare dividends from ordinary income and distributions of realized capital gains to the same extent as its Board is so empowered.

         As of January 31, 1996, all Trustees and officers of STFMF as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund.

         To the best of STFMF's knowledge, as of January 31, 1996, no person owned beneficially more than 5% of the Fund's outstanding shares.

         As of January 31, 1996, all Trustees and officers of STFT as a group owned beneficially (as that term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of SMTTFF.


         Certain accounts for which the Adviser acts as investment adviser owned 11,586,777 shares in the aggregate, or 18.40% of the outstanding shares of SMTTFF on January 31, 1996. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.


         To the best of STFT's knowledge, as of January 31, 1996, no person owned beneficially more than 5% of SMTTFF's outstanding shares except as stated above.

         As of January 31, 1996, all Trustees and officers of STFT as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% of SLTTFF.



         Certain accounts for which the Adviser acts as investment adviser owned 4,628,267 shares in the aggregate, or 46.40% of the outstanding shares of SLTTFF on January 31, 1996. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.


         To the best of STFT's knowledge, as of January 31, 1996, no person owned beneficially more than 5% of SLTTFF's outstanding shares except as stated above.

         As of January 31, 1996, all Trustees and officers of SMT as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of SMMB.


         Certain accounts for which the Adviser acts as investment adviser owned 12,164,823 shares in the aggregate, or 14.05% of the outstanding shares of SMMB on January 31, 1996. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial interest in such shares.

         To the best of SMT's knowledge, as of January 31, 1996, no person owned beneficially more than 5% of SMMB's outstanding shares except as stated above.

         As of January 31, 1996, all Trustees and officers of SMT as a group owned beneficially (as that term is defined under Section 13(d) of the Securities Exchange Act of 1934) less than 1% shares of SHYTFF.

         To the best of SMT's knowledge, as of January 31, 1996, no person owned beneficially more than 5% of SHYTFF's outstanding shares.

         The Trustees and officers of STFMF, STFT and SMT also serve in similar capacities with other Scudder funds.

The Compensation Table on the following page provides, in tabular form, the following data:


Column (1) All Trustees who receive compensation from the Trusts.
Column (2) Aggregate compensation received by a Trustee from all the series of a Trust - Scudder Municipal Trust, Scudder Tax Free Trust and Scudder Tax Free Money Fund.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Trusts do not pay their Directors such benefits. Column (5) Total compensation received by a Trustee from the Trusts, plus compensation received from all funds managed by the Adviser for which a Trustee serves. The total number of funds from which a Trustee receives such compensation is also provided in column (5). Generally, compensation received by a Trustee for serving on the board of a closed-end fund is greater than the compensation received by a Trustee for serving on the board of an open-end fund.



                               Compensation Table

                      for the year ended December 31, 1995

===================== ================================================================= =========== =========== ===============
        (1)                                         (2)                                    (3)         (4)           (5)
                                                                                        Pension
                                                                                        or                          Total
                                                                                        Retirement  Estimated    Compensation
                                                                                        Benefits    Annual      from the AARP
                                 (a)                    (b)                (c)          Accrued     Benefits      Trusts and
  Name of Person,              Scudder              Scudder Tax     Scudder Tax Free    as Part     Upon         Fund Complex
      Position             Municipal Trust*        Free Trust **       Money Fund       of Fund     Retirement     Paid to
                                                                                         Expenses                  Trustee
===================== =========================== ================ ==================== =========== =========== ===============
Henry P. Becton, Jr.           $16,600                  ---                ---             N/A         N/A         $82,800
Trustee                                                                                                           (15 funds)

Dawn-Marie Driscoll            $17,200                $15,900            $8,600            N/A         N/A         $92,800
Trustee                                                                                                           (16 funds)

Peter B. Freeman               $17,200                $15,900            $8,600            N/A         N/A         $126,750
Trustee                                                                                                           (31 funds)

George M. Lovejoy,             $17,200                  ---              $8,600            N/A         N/A         $112,900
Jr.                                                                                                               (12 funds)
Trustee

Wesley W. Marple,              $17,200                $15,900              ---             N/A         N/A         $93,100
Jr.                                                                                                               (15 funds)
Trustee

Jean C. Tempel                   ---                  $15,900            $8,600            N/A         N/A         $92,200
Trustee                                                                                                           (15 funds)


*    Scudder Municipal Trust consists of two Funds: Scudder Managed Municipal Bonds and Scudder
     High Yield Tax Free Fund

**   Scudder  Tax Free  Trust  consists  of two  Funds:  Scudder  Medium  Term Tax Free  Fund and
     Scudder Limited Term Tax Free Fund

                                  REMUNERATION

         Several of the officers and Trustees of each Fund also may be officers or employees of the Adviser, Scudder Investor Services, Inc., Scudder Service Corporation or Scudder Trust Company from whom they receive compensation, as a result of which they may be deemed to participate in fees paid by the Funds. The Funds pay no direct remuneration to any officer of a Fund. However, each Trustee of the Fund who is not affiliated with the Adviser will be compensated for all expenses relating to Trust business specifically including travel expenses relating to Trust business. Each of these unaffiliated Trustees receives from each Fund an annual Trustee's fee of $4,000 for STFMF and STFT, $4,000 for SMMB and SHYTFF and from each Fund a fee of $300 for attending each Trustees' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between a Fund and the Adviser or any of its affiliates. Each unaffiliated Trustee also receives $100 for attending each committee meeting, other than those set forth above. For the year ended December 31, 1995, such fees totaled $34,888 for STFMF, $34,819 for SMTTFF, $43,060 for SMMB and $43,060 for SHYTFF. For the fiscal period ended October 31, 1995, such fees totaled $34,427 for SLTTFF.


                                   DISTRIBUTOR

         Each Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a wholly-owned subsidiary of the Adviser, a Delaware corporation. The underwriting agreements of STFMF, SLTTFF, SMTTFF, SMMB and SHYTFF each dated September 10, 1985, July 15, 1985, January 12, 1987 and January 12, 1987, respectively, will remain in effect until September 30, 1996 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party and by a vote either of a majority of the Trustees or a majority of the outstanding voting securities of the relevant Fund. The underwriting agreement of each Fund was last approved by the Trustees on August 8, 1995.

         Under the underwriting agreements, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering a Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of that Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both that Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by that Fund, unless a rule 12b-1 plan is in effect which provides that the Fund shall bear some or all of such expenses.

Note: Although each Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund would also pay those fees and expenses permitted to be paid or assumed by that Fund pursuant to a 12b-1 Plan, if any, were such a plan adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers shares of each Fund and Portfolio on a continuous basis to investors in all states in which the Fund may from time to time be registered or where permitted by applicable law. Each underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of any Fund.

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

                                      TAXES

       (See "Transaction information--Tax information, Tax identification number" and "Distribution and performance information" in the Funds'
                                  prospectus.)

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in the Statement of Additional Information in light of their particular tax situation.

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such. Each of the Funds intends to continue to so qualify, in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level.

         In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets and must also derive less than 30% of its gross income in each taxable year from certain types of investments (such as securities, options and financial futures) held for less than three months. Legislation currently pending before the U.S. Congress would repeal this requirement. However, it is impossible to predict whether this legislation will become law and, if it is so enacted, what form it will eventually take.

         As a regulated investment company qualifying under Subchapter M of the Code, each Fund is required to distribute to its shareholders at least 90 percent of its taxable net investment income and net short-term capital gain in excess of net long-term capital loss and at least 90 percent of its tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually all of its taxable net investment income and net realized long-term and short-term capital gains in the manner required under the Code. Each of the Funds intends to distribute annually all taxable and tax-exempt net investment income and net realized capital gains in compliance with applicable distribution requirements and therefore do not expect to pay federal income tax.

         Each of the Funds is subject to a 4% nondeductible excise tax on amounts of taxable income required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of such Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. (Investment companies with taxable years ending on November 30 or December 31 may make an irrevocable election to measure the required capital gain distribution using their actual taxable year.) Although the Funds' distribution policies should enable them to avoid excise tax liability, each Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the best interest of such Fund and its shareholders.

         Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of a Fund. SLTTFF, STFMF, SHYTFF and SMMB intend to offset realized capital gains by using their capital loss carryforwards before distributing any capital gains. In addition, SHYTFF and SMMB intend to offset realized capital gains by using their post-October losses before distributing any capital gains. As of October 31, 1994, SLTTFF had a net capital loss carryforward of approximately $46,000, which may be applied against realized capital gains of each succeeding year until fully utilized or until October 31, 2002, the expiration date, whichever occurs first. As of December 31, 1994, STFMF had a net capital loss carryforward of approximately $170,413, which may be applied against realized capital gains of each succeeding year until fully utilized or until December 31, 1995 ($76,706), December 31, 1996 ($20,404), December 31, 2000 ($6,818), December 31, 2001
($28,852) and December 31, 2002 ($37,633), the respective expiration dates, whichever occurs first. As of December 31, 1994, SHYTFF had a net capital loss carryforward of approximately $2,144,000, which may be applied against realized capital gains of each succeeding year until fully utilized or until December 31, 2002, the expiration date, whichever occurs first. In addition, from November 1, 1994 through December 31, 1994, the fund incurred approximately $1,713,000 of net realized capital losses, which the fund intends to elect to defer and treat as having arisen in the year ended December 31, 1995, as permitted by tax regulations. As of December 31, 1994, SMMB had a net capital loss carryforward of approximately $2,638,000 which may be applied against realized capital gains of each succeeding year until fully utilized or until December 31, 2002, the expiration date, whichever occurs first. In addition, from November 1, 1994 through December 31, 1994, the fund incurred approximately $2,687,000 of net

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

realized capital losses, which the fund intends to elect to defer and treat as having arisen in the year ended December 31, 1995, as permitted by tax regulations.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by STFT, SMMB or SHYTFF for reinvestment, requiring federal income taxes to be paid thereon, the Fund involved will elect to treat such capital gains as having been distributed to its shareholders. As a result, shareholders will report such capital gains as long-term capital gains, will be able to claim their share of federal income taxes paid by that Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by the difference between a pro rata share of such gains and their individual tax credit.

         Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

         Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the Funds intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of their shareholders. Distributions to shareholders of tax-exempt interest earned by such Funds for the taxable year are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, is taxable.

         The Revenue Reconciliation Act of 1993 requires that any market discount recognized on a tax-exempt bond is taxable as ordinary income. This rule applies only for disposals of bonds purchased after April 30, 1993. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Instead, realized market discount on tax-exempt obligations was treated as capital gain. Under the new law, gain on the disposition of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount. This rule is effective only for bonds purchased after April 30, 1993.

         Since no portion of the income of each of the Funds will be comprised of dividends from domestic corporations, none of the income distributions of the Funds will be eligible for the 70% deduction for dividends received from a Fund by its corporate shareholders.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund involved have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction to corporate shareholders of the Funds. Any loss realized upon the redemption of shares of STFT, SMMB or SHYTFF within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Any short-term capital loss realized upon the redemption of shares of STFT, SMMB or SHYTFF within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares, although the six-month period may be reduced under Treasury regulations to be prescribed. Any loss realized on the redemption of shares of one of such Funds may be disallowed if shares of the same Fund are purchased (including shares purchased under the dividend investment plan of the automatic reinvestment plan) within 30 days before or after such redemption.

         Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the 20% alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the 24% alternative minimum tax.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund issues to its shareholders a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which were designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and the source of such distributions on a state-by-state basis. All distributions of taxable or tax-exempt net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and distributions declared in October, November or December to shareholders as of a record date in such a month will be deemed to have been received by shareholders in December if paid during January of the following year. Redemptions of shares, except shares of STFMF, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         Distributions by STFT, SMMB and SHYTFF, to the extent not covered by earnings and profits of each Fund, will result in a reduction in the net asset value of the shares. Should such a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above (to the extent it is made from taxable income or capital gains), even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them (to the extent that such distribution is from taxable income or gain).

         All futures contracts entered into by STFT, SMMB or SHYTFF, and all options on futures contracts written or purchased by them will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security owned by such Fund.

         Positions of STFT, SMMB or SHYTFF, which consist of at least one debt security not governed by Section 1256 and at least one futures contract or option on a futures contract governed by Section 1256 which substantially diminishes the risk of loss with respect to such debt security, will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. SMTTFF, SMMB and SHYTFF will monitor their transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent their disqualification as regulated investment companies for federal income tax purposes.

         Under the federal income tax law, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains and, in the case of SMTTFF, SMMB and SHYTFF, gross proceeds from the redemption or exchange of shares, except in the case of certain exempt shareholders. Under the "backup withholding" tax provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of shares are generally subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a regulated investment company with their taxpayer identification numbers and with their required certifications regarding their status under the federal income tax law. Under a special exception, distributions of taxable income and capital gains of each Fund will not be subject to backup withholding if each reasonably estimates that at least 95% of all such distributions will consist of tax-exempt interest dividends. However, the proceeds from the redemption or exchange of shares of SMTTFF, SMMB and SHYTFF may be subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether distributed in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of each Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

         Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon.

         It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future. Each Fund will monitor developments in this area and consider whether changes in its objectives or policies are desirable.

         Shareholders may be subject to state and local taxes on distributions from each Fund and redemptions of the shares of each Fund. Some states exempt from the state personal income tax distributions received from a regulated investment company to the extent such distributions are derived from interest on obligations issued by such state or its municipalities or political subdivisions.

         Each Fund is organized as a Massachusetts business trust or a series of such trust and is not liable for any income or franchise tax in The Commonwealth of Massachusetts provided that each qualifies as a regulated investment company under the Code.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations and applicable state and local tax laws. Certain political events, including federal elections and future amendments to federal income tax laws, may affect the desirability of investing in the Funds.

                             PORTFOLIO TRANSACTIONS

Brokerage

         To the maximum extent feasible, the Adviser places orders for portfolio transactions through the Distributor, which in turn places orders on behalf of the Fund involved with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Funds for this service. Allocation of brokerage is supervised by the Adviser.

         A Fund's purchases and sales of portfolio securities are generally placed by the Adviser with the issuer or a primary market maker for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities but only if a Fund would obtain the most favorable net results, including such fee, on a particular transaction. Purchases of underwritten issues may be made which will involve an underwriting fee paid to the underwriter. To date, no brokerage commissions have been paid.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Funds is to obtain the most favorable net results taking into account such factors as price, commission where applicable (negotiable in the case of U.S. national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.


         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting for appraisal purposes, or who supply research, market and statistical information to the Funds. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities; and the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research, market or statistical information. The Adviser will not place orders with brokers or dealers on the basis that a broker or dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders will be placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


         The Adviser may place brokerage transactions through the Custodian and a credit against the Custodian fee due to State Street Bank and Trust Company equal to one-half of the commission on any such transaction will be given. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser that such information will only supplement the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds and not all such information is used by the Adviser in connection with the Funds. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Funds.

         The Trustees of each Fund intend to review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover


         The portfolio turnover rate of SMTTFF (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less) for the fiscal years ended December 31, 1994 and 1993 were 33.8% and 37.3%, respectively. The portfolio turnover rates of SLTTFF for the period February 15, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995 were 36.3% and 37.5%, respectively. The portfolio turnover rates of SMMB for the fiscal years ended December 31, 1994 and 1993 were 33.7% and 52.8%, respectively. The portfolio turnover rates of SHYTFF for the fiscal years ended December 31, 1994 and 1993 were 34.3% and 56.4%, respectively.


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

                                 NET ASSET VALUE

Scudder Tax Free Money Fund

         The net asset value per share of STFMF is determined by STFMF's custodian, State Street Bank and Trust Company, twice daily as of twelve o'clock noon and the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading. The Exchange normally is closed on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the total assets of the Fund, less all of its liabilities, by the total number of shares of the Fund outstanding. The valuation of STFMF's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price STFMF would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of STFMF may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by STFMF resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates. Other securities and assets for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Trustees and applied on a consistent basis. For example, securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued on the basis of market quotations for securities of comparable maturity, quality and type. The Trustees review the valuation of STFMF's securities through receipt of regular reports from the Adviser at each regular Trustees' meeting. Determinations of net asset value made other than as of the close of the Exchange may employ adjustments for changes in interest rates and other market factors.

Scudder Limited Term Tax Free Fund, Scudder Medium Term Tax Free Fund, Scudder Managed Municipal Bonds and Scudder High Yield Tax Free Fund

         The net asset value of shares of SLTTFF, SMTTFF, SMMB and SHYTFF are computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are no bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at the most recent sale price. If there are no such sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If no such bid quotation is available, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

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

         Option contracts on securities, currencies, futures and other financial instruments traded on an exchange are valued at their most recent sale price on the exchange. If no sales are reported, the value is the Calculated Mean, or if the Calculated Mean is not available, the most recent bid quotation in the case of purchased options, or the most recent asked quotation in the case of written options. Option contracts traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. Futures contracts are valued at the most recent settlement price. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate.

         If a security is traded on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of an asset as determined in accordance with these procedures does not represent the fair market value of the asset, the value of the asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of the funds' other portfolio holdings is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rates on the valuation date.

                             ADDITIONAL INFORMATION

Experts


         The financial highlights of the Funds included in the prospectuses and the financial statements incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, independent accountants, and have been so included or incorporated by reference in reliance upon the accompanying reports of said firm, which reports are given upon their authority as experts in accounting and auditing.


Shareholder Indemnification

         STFMF, STFT and SMT are organizations of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declarations of Trust of each Trust contain an express disclaimer of shareholder liability in connection with the Funds' property or the acts, obligations or affairs of the Funds. The Declarations of Trust also provide for indemnification out of the Funds' property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Ratings of Municipal Obligations

         The five highest ratings of Moody's for municipal bonds are Aaa, Aa, A, Baa and Ba. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.
Together with securities rated A and Baa, they comprise investment grade securities. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment-grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

         The five highest ratings of S&P for municipal bonds are AAA (Prime), AA (High-grade), A (Good-grade), BBB (Investment grade) and BB (Below investment-grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

         S&P top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

         The five highest ratings of Fitch for municipal bonds are AAA, AA, A, BBB and BB. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'f-1+'. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Commercial Paper Ratings

         Commercial paper rated A-1 or better by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

         Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within the above categories.

         Recently comparatively short-term obligations have been introduced in the municipal market. S&P, Moody's and Fitch rate such obligations. While the factors considered in municipal credit evaluations differ somewhat from those relevant to corporate credits, the rating designations and definitions used with respect to such obligations by S&P and Moody's are the same, respectively, as those used in their corporate commercial paper ratings.

Glossary

1.       Bond

         A contract by an issuer (borrower) to repay the owner of the contract (lender) the face amount of the bond on a specified date (maturity date) and to pay a stated rate of interest until maturity. Interest is generally paid semiannually in amounts equal to one half the annual interest rate.

2.       Debt Obligation

         A  general  term  which   includes   fixed  income  and  variable  rate
         securities, obligations issued at a discount and other types of securities which evidence a debt.

3.       Discount and Premium

         (a)      Market Discount and Premium

                  A discount (premium) bond is a bond selling in the market at a price lower (higher) than its face value. The amount of the market discount (premium) is the difference between market price and face value.

         (b)      Original Issue Discount

                  An original issue discount is the discount from face value at which the bond is first offered to the public.

4.       Face Value

         The value of a bond that appears on the face of the bond, unless the value is otherwise specified by the issuing company. Face value is ordinarily the amount the issuing company promises to pay at maturity. Face value is not an indication of market value.

5.       Liquidation

         The process of converting securities or other property into cash.

6.       Maturity

         The date on which the principal amount of a debt obligation comes due by the terms of the instrument.

7.       Municipal Security

         Securities issued by or on behalf of states, territories and possessions of the United States, their political subdivisions, agencies and instrumentalities and the District of Columbia and other issuers, the interest from which is, at the time of issuance in the opinion of bond counsel for the issuers, exempt from federal income tax, except for the applicability of the alternative minimum tax.

8.       Net Asset Value Per Share

         The value of each share of each Fund for purposes of sales and redemptions.

9.       Net Investment Income

         The net investment income of a Fund is comprised of its interest income, including accretion of original issue discounts, less amortization of premiums and expenses paid or accrued computed under Generally Accepted Accounting Principles (GAAP).

10.      Par Value

         Par value of a bond is a dollar amount representing the denomination and assigned value of the bond. It signifies the dollar value on which interest on the bonds is computed and is usually the same as face value and maturity value for an individual bond. For example, most bonds are issued in $1,000 denominations and they have a face value, maturity value and par value of $1,000. Their market price can of course vary significantly from $1,000 during their life between issuance and maturity.

11.      Series

         SMT is composed of two series: SMMB and SHYTFF. Each Series is distinct from the other, although both SMMB and SHYTFF are combined in one investment company--SMT.

         STFT is composed of two series: SMTTFF and SLTTFF. Each series is distinct from the other, although both SMTTFF and SLTTFF are combined in one investment company--STFT.

Other Information

         The CUSIP number for STFMF is 811235-10-0.

         The CUSIP number for SLTTFF is 81123Q104.

         The CUSIP number for SMTTFF is 811236-20-7.

         The CUSIP number for SMMB is 811170-10-9.

         The CUSIP number for SHYTFF is 811170-20-8.

         STFMF, SMTTFF, SMMB and SHYTFF have a taxable year ending on December 31, SLTTFF has a taxable year ending October 31.

         Portfolio securities of each Fund and each series of SMT are held separately, pursuant to a custodian agreement, by the Funds' custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101.

         Costs  of  $41,258   incurred  by  SLTTFF  in   conjunction   with  its
organization had been deferred and are being amortized over five years beginning February 15, 1994.

         Costs of $33,777 incurred by SMTTFF in connection with its organization had been deferred and are being amortized for the five year period beginning November 1, 1990.

         The firm of Willkie Farr & Gallagher is counsel for each Fund.

         The name "Scudder Tax Free Money Fund" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 9, 1987, the name "Scudder Tax Free Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 8, 1987 and the name "Scudder Municipal Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 11, 1987, each as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by a Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust of each Fund is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with a Fund must look only to the assets of that Fund for the enforcement of any claims against such Fund as no other series of a Trust assumes any liabilities for obligations entered into on behalf of a Fund.

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes each Fund's net asset value. Each Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period September 27, 1994 to December 31, 1994, the amount charged to STFMF by Scudder Fund Accounting Corporation aggregated $13,449, of which $4,117 was unpaid on December 31, 1994. The fee incurred by SLTTFF to Scudder Fund Accounting Corporation for the fiscal year ended October 31, 1995 amounted to $25,972. Scudder Fund Accounting Corporation did not impose a portion of its fee amounting to $12,000.


         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of Scudder, Stevens & Clark, Inc., is the transfer and dividend-paying agent for the Funds. Service Corporation also serves as shareholder service agent for the Funds. SMTTFF, SLTTFF, SMMB and SHYTFF each pay Service Corporation an annual fee of $25.00 for each account maintained for a shareholder. STFMF pays Service Corporation an annual fee of $28.90 for each account maintained for a shareholder. $268,759 was charged to STFMF for the year ended December 31, 1994 of which $22,023 is unpaid at December 31, 1994. A total of $391,610 was charged by Service Corporation to SMMB for the calendar year ended December 31, 1994, $30,382 of which is unpaid at December 31, 1994. A total of $374,557 was charged to SHYTFF for the year ended December 31, 1994, $28,046 of which is unpaid at December 31, 1994. $554,165 was charged to SMTTFF for the year ended December 31, 1994, of which $40,709 is unpaid at December 31, 1994. For SLTTFF for the year ended October 31, 1995, Service Corporation did not impose a portion of its fee amounting to $15,288 and the fee imposed aggregated $31,712.

         Annual service fees are paid by the Funds to Scudder Trust Company, an affiliate of the Adviser, for certain retirement plan accounts.


         The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements and their amendments for further information with respect to the Funds and the securities offered hereby. The Registration Statements and their amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Scudder Tax Free Money Fund

         The financial statements, including the investment portfolio, of Scudder Tax Free Money Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1994, and are hereby deemed to be part of this Statement of Additional Information.

Scudder Limited Term Tax Free Fund

         The financial statements, including the investment portfolio of Scudder Limited Term Tax Free Fund together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated October 31, 1995, and are hereby deemed to be part of this Statement of Additional Information.

Scudder Medium Term Tax Free Fund

         The financial statements, including the investment portfolio, of Scudder Medium Term Tax Free Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1994, and are hereby deemed to be part of this Statement of Additional Information.

Scudder Managed Municipal Bonds

         The financial statements, including the investment portfolio, of Scudder Managed Municipal Bonds, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1994, and are hereby deemed to be part of this Statement of Additional Information.

Scudder High Yield Tax Free Fund

         The financial statements, including the investment portfolio, of Scudder High Yield Tax Free Fund, together with the Report of Independent
Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1994, and are hereby deemed to be part of this Statement of Additional Information.

Scudder
Tax Free
Money Fund

Annual Report
December 31, 1995

o A money market fund offering opportunities for tax-free income and stability of principal from high-quality, short-term tax-exempt securities.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

Shares of Scudder Tax Free Money Fund are not insured or guaranteed by the U.S. Government. Scudder Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

71-6-26
MIS71A

SCUDDER TAX FREE MONEY FUND

            TABLE OF CONTENTS

   3    Letter from the Fund's President

   4    Portfolio Management Discussion
        Your portfolio management team reviews the period's investing strategies, financial markets, and economic conditions

   7    Investment Portfolio
        Itemized list of portfolio holdings

  13    Financial Statements

  16    Financial Highlights

  17    Notes to Financial Statements

  20    Report of Independent Accountants

  21    Tax Information

  21    Officers and Trustees

  22    Investment Products and Services

  23    How to Contact Scudder

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         U.S. stock and bond markets surged in 1995. Stocks increased dramatically as interest rates dropped and corporate profits grew.
Bond prices rose significantly--the third-best 12-month total return on record--in response to falling interest rates and a favorable outlook for inflation.

         Money market funds generally provided attractive returns in 1995, despite falling interest rates that resulted in lower yields. Money funds consistently attracted assets, ending the year at approximately $775 billion in total assets, up from approximately $619 billion at the end of 1994, according to Money Fund Report, a service of IBC Financial Publishing.

         Continued interest in money market investments stemmed partly from the fact that investors seeking the low relative risk of money funds compared with stocks and bonds found yields that were generally more attractive than those available from bank savings accounts and certificates of deposit (although the funds are not insured or guaranteed by the U.S. government). In addition, money funds provided yields well above the rate of inflation, which now stands at about 2%. We expect this situation to continue, due to our outlook for the same or a lower rate of inflation in 1996.

         While yields will continue to fluctuate with prevailing interest rates, Scudder Tax Free Money Fund is designed to provide a relatively safe place for your short-term investment needs, with income free from federal taxes. This tax free status may translate into a higher yield than comparable taxable investments. The Fund seeks to maintain a constant $1.00 share price (although this cannot be guaranteed), and has done so since its inception in 1979. Please call a Scudder Investor Relations representative at 1-800-225-2470 if you have any questions about your Fund. Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs.

                                      Sincerely,

                                      /s/David S. Lee

                                      David S. Lee
                                      President,
                                      Scudder Tax Free Money Fund

SCUDDER TAX FREE MONEY FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     While falling interest rates typically provide a disadvantageous environment for money market funds, Scudder Tax Free Money Fund posted a competitive 4.01% 7-day net annualized federally tax free yield as of December 31, 1995. By comparison, a taxable investment would have had to provide a yield of 6.27% or 6.64% for the 36% and 39.6% tax brackets, respectively, in order to match Scudder Tax Free Money Fund's yield.

     The Fund's total return, which reflects reinvested income distributions of $0.03 per share, was 3.27% for the 12-month period. By comparison, the average tax free money fund tracked by Lipper Analytical Services returned 3.31%.

                       The Economic Year in Review

     Interest rate declines were the main concern of money fund managers in 1995. The Federal Reserve lowered short-term interest rates in July and again in December, prompting yield declines in most money funds. By contrast, Scudder Tax Free Money Fund provided a somewhat higher 7-day net annualized yield of 4.14% on December 31, 1994, with tax-equivalent yields of 6.59% and 6.99% for shareholders in the 36% and 39.6% tax brackets, respectively.*

     Money fund managers have some means of counteracting the effects of a declining interest-rate environment, including the adjustment of a fund's average maturity. Normally, longer maturities provide higher yields to reward investors for taking additional risk. Scudder Tax Free Money Fund's average maturity at the end of the 12-month period was 49 days. Earlier in the year, when interest rates at the short end of the money market spectrum were relatively high, the Fund's average maturity was as low as 30 days. The longer maturity allowed the Fund to "lock in" higher yields while still providing the Fund the flexibility to invest in shorter-term instruments should it prove advantageous. In fact, during much of the last six months of the Fund's fiscal year, intermediate-maturity instruments provided higher yields than longer-term instruments.

* For the 1-, 5-, and 10-year periods ended December 31, 1995, the Fund's average annual return was 3.27%, 2.82%, and 3.83%, respectively.

PORTFOLIO MANAGEMENT DISCUSSION

         The aftermath of Orange County's bankruptcy filing last winter negatively affected prices throughout the California municipal market during the early part of the year. Scudder Tax Free Money Fund owned no investments in the Orange County investment pool during that critical time but carefully invested in what we believed were fundamentally sound money market opportunities in Orange County and other parts of California. These investments, such as Orange County water district commercial paper, provided the Fund with some attractive yields during the early part of the fiscal year. Currently, 12.4% of Fund assets is invested in California issues. Of course, Scudder's team of analysts carefully examines any security before it is purchased by the Fund.

                       Sector and State Breakdown

         Much of the Fund--34% at the end of December--was invested in pollution control and industrial development paper during the period. These types of money market securities are issued by governmental agencies for corporate projects that promote regional economic development. The securities are repaid with the revenue that these projects generate.

         State general obligation notes comprised an additional 13% of the Fund's assets at the close of the 12-month period. General obligation notes are backed by a state's full faith and credit, including the ability to levy taxes.

         Throughout the fiscal year, Scudder Tax Free Money Fund was geographically diversified, closing the year with investments from more than 25 states. We focused on high-quality securities--those rated in the top tiers by Moody's Investors Service, Standard & Poor's, or Fitch.

SCUDDER TAX FREE MONEY FUND

                       Outlook

     Scudder Tax Free Money Fund is anticipating an economy moving at a slow pace accompanied by little or no inflation, which will prompt us to continue to lean toward longer-term money market securities where appropriate. Quality investments should continue to help provide a stable share price, with the added benefit of federally tax-free distributions. Given these characteristics, we believe Scudder Tax Free Money Fund remains an appropriate place for your short-term investment needs, and can play an important role in your investment plan.

     Please call Scudder Investor Relations at 1-800-225-2470 if you have any questions about the Fund. Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs.


Sincerely,

Your Portfolio Management Team


/s/K. Sue Cote                      /s/Donald C. Carleton

   K. Sue Cote                         Donald C. Carleton


                          Scudder Tax Free Money Fund:
                          A Team Approach to Investing

   Scudder Tax Free Money Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager K. Sue Cote, who joined Scudder in 1983, assumed responsibility for the Fund's investment strategy and operations in 1986 and has over 10 years of experience in short-term tax free investing. Donald C. Carleton, Portfolio Manager, has worked on the Fund since 1986 and has 26 years of experience in tax free investing.

                                                                         INVESTMENT PORTFOLIO  as of December 31, 1995
----------------------------------------------------------------------------------------------------------------------
                                                                                              Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------
100.0%      MUNICIPAL INVESTMENTS
            ----------------------------------------------------------------------------------------------------------
ALABAMA       Phenix City, AL, Industrial Development Bond, Mead
                Coated Board Project, Daily Demand Note, 6.1%,
                10/1/25* ..............................................             300,000        A1          300,000
ALASKA        Alaska Housing Finance Corp., General Mortgage
                Revenue, Series 1991-A, Weekly Demand Note,
                5.3%, 6/1/26* .........................................          10,000,000        A1+      10,000,000
ARIZONA       Apache County, AZ, Industrial Development Revenue
                Tuscan Electric Co. Springerville Project, 1985
                Series A, Weekly Demand Note, 5%, 12/1/20* ............           6,500,000        A1+       6,500,000
              Maricopa County, AZ, Industrial Development
                Authority, Royal Oaks Sun City Project, Weekly
                Demand Note, 5.25%, 9/1/02* ...........................             300,000        MIG1        300,000
              Pima County, AZ, Industrial Development Authority,
                Tucson Electric Power Co., 1982 Series A, Weekly
                Demand Note, 5.1%, 7/1/22* ............................           7,100,000        MIG1      7,100,000
CALIFORNIA    California Community College Finance Authority,
                Pooled Tax and Revenue Anticipation Notes,
                Series B, 5%, 8/30/96 .................................           1,000,000        SP1+      1,003,163
              California State Revenue Anticipation Warrants,
                Series C, 5.75%, 4/25/96 ..............................           5,000,000        MIG1      5,028,992
              Huntington Beach, CA, Multi-Family Housing Revenue,
                River Meadows Apartments, Series B, Weekly
                Demand Bonds, 5.23%, 10/1/05* .........................           1,700,000        SS&C      1,700,000
              Lancaster, CA, Multi-Family Housing, Willows Project,
                Green Meadows Apartments, 1985 Series A, Weekly
                Demand Bonds, 5.375%, 2/1/05* .........................           8,650,000        SS&C      8,650,000
              Los Angeles County, CA, Tax and Revenue
                Anticipation Note:
                4.5%, 7/1/96 ..........................................           3,000,000        MIG1      3,010,050
                Local Educational Agencies Pooled, 4.75%,
                  7/5/96 ..............................................           2,000,000        SP1+      2,006,339
              Orange County, CA, California Water District Public
                Facilities Corp., Tax Exempt Commercial Paper,
                3.85%, 2/27/96 ........................................           3,100,000        P1        3,100,000
              Riverside, CA, Multi-Family Housing Revenue:
                Countrywood Apartments, Series 1985-D,
                Weekly Demand Notes, 5.375%, 5/1/05* ..................           1,000,000        SS&C      1,000,000
              Polk Apartments, Weekly Demand Note, 5.625%,
                12/1/05* ..............................................           2,000,000        A1        2,000,000


The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
----------------------------------------------------------------------------------------------------------------------
                                                                                               Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------
                        South Coast Local Education Agencies, CA, Pooled
                          Tax and Revenue Anticipation Note Program, 5%,
                          8/14/96 ..........................................     2,000,000        SP1+       2,005,907
COLORADO                Colorado Housing Finance Authority , Central Park,
                          Coventry Village & Greenwood Point, Series 1985,
                          Weekly Demand Note, 5.15%, 5/1/97* ...............     1,100,000        A1         1,100,000
                        Colorado State Tax and Revenue Anticipation Notes,
                          Series A, 4.5%, 6/27/96 ..........................     5,000,000        SP1+       5,019,899
                        Colorado Student Loan Obligation Bond Authority, 1990
                          Series C, Weekly Demand Note, 5.35%, 9/1/99* .....     1,500,000        MIG1       1,500,000
DISTRICT OF COLUMBIA    District of Columbia, General Obligation:
                          General Fund Recovery, Series B, Daily
                            Demand Note, 6%, 6/1/03* .......................     3,000,000        MIG1       3,000,000
                          Refunding Bonds:
                            Series A-2, Daily Demand Note, 6%, 10/1/07* ....       300,000        MIG1         300,000
                            Series A-5, Daily Demand Note, 6%, 10/1/07* ....     4,800,000        MIG1       4,800,000
FLORIDA                 Broward County, FL, Housing Finance Authority,
                          Welleby Apartments Project, Weekly Demand
                          Note, 5.35%, 12/1/06* ............................     1,000,000        MIG1       1,000,000
                        Dade County, FL, Water and Sewer System Revenue
                          Bond, Series 1994, Weekly Demand Note,
                          4.9%, 10/5/22 (c)* ...............................     1,000,000        A1+        1,000,000
                        Putnam County, FL, Pollution Control Revenue,
                          Seminole Electric Cooperative Finance Corp., 1984
                          Series H-2, Weekly Demand Note, 4.65%, 3/15/14* ...    2,600,000        A1+        2,600,000
GEORGIA                 Burke County, GA, Pollution Control Revenue,
                          Ogelthorpe Power, Vogtle Project, Series 1994-A,
                          Weekly Demand Note, 5.05%, 1/1/19 (c)* ............    5,500,000        A1+        5,500,000
                        DeKalb Private Hospital Authority, Egleston Children's
                          Hospital at Emory University, 1994 Series B, Weekly
                          Demand Note, 5.05%, 3/1/24* .......................    5,000,000        A1+        5,000,000
                        Georgia Municipal Gas Authority, Tax Exempt
                          Commercial Paper, 3.65%, 2/26/96 ..................    4,400,000        VMIG1      4,400,000
                        Hapeville, GA, Industrial Development Bond, Hapeville
                          Hotel, Daily Demand Bond, 6%, 11/1/15* ............    1,000,000        A1+        1,000,000
ILLINOIS                Illinois Development Finance Authority, Molex Inc.
                          Project, Series 1985, Weekly Demand Note, 5.15%,
                          7/1/05* ...........................................    1,000,000        SS&C       1,000,000
                        Illinois Educational Facilities Authority, University
                          Pooled Finance Program, Weekly Demand Note,
                          5.95%, 12/1/05 (c)* ...............................    4,710,000        MIG1       4,710,000
                        Illinois Health Facilities Authority:
                          Highland Park Hospital, Revenue Bond,
                            1991 Series B, Optional Put, 4%, 10/1/12 (c) ....    3,000,000        VMIG1      3,000,000

The accompanying notes are an integral part of the financial statements.

                                                                                                  INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                                                              Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------




                St. Luke's Medical Center, Tax Exempt Commercial
                  Paper, 3.8%, 2/13/96 ......................................    1,000,000        MIG1       1,000,000
                Pekin, IL, Industrial Development Revenue Refunding
                  Bonds, BOC Group, Series 1992, Weekly Demand
                  Note, 5.15%, 9/1/12* ......................................    5,000,000        SS&C       5,000,000
                Skokie, IL, Fashion Square, Series 1984, Weekly
                  Demand Note, 5.5%, 12/1/14* ...............................    2,000,000        SS&C       2,000,000
                State of Illinois, Series 1995, Revenue Anticipation
                  Certificates, 4.5%, 6/10/96 ...............................    2,000,000        MIG1       2,010,300
INDIANA         Purdue University, Indiana Student Fee Revenue,
                  Series 1995 L, Weekly Demand Note, 5%, 7/1/20* ............    2,000,000        MIG1       2,000,000
IOWA            Iowa School Corporation Warrant Certificates, Iowa
                  School Cash Anticipation Program, Series A,
                  4.75%, 6/28/96 (c)* .......................................    2,000,000        SP1+       2,008,471
KENTUCKY        Kentucky Development Finance Authority, Healthcare
                  System, Appalachian Regional Health Care,
                  Series 1991, Weekly Demand Note, 5.25%, 9/1/06* ...........    1,200,000        MIG1       1,200,000
LOUISIANA       Louisiana Public Facilities Authority, Sisters of Charity,
                  Series 1993, Tax Exempt Commercial Paper, 3.8%,
                  1/11/96 ...................................................    1,000,000        A1+        1,000,000
MAINE           State of Maine, Tax Anticipation Notes, 4.5%, 6/28/96 .......    4,000,000        SP1+       4,014,153
MARYLAND        Anne Arundel County, MD, Baltimore Gas and Electric,
                  Tax Exempt Commercial Paper, 3.6%, 3/8/96 .................    3,420,000        MIG1       3,420,000
MINNESOTA       Cottage Grove, MN, Minnesota Mining and
                  Manufacturing, Series 1982, Weekly Demand Note,
                  5.31%, 8/1/12* ............................................    1,100,000        A1+        1,100,000
MISSOURI         Missouri State Environmental Improvement and
                  Energy Resource Authority, Union Electric Company,
                  1984 Series A, Optional Put, 4%, 6/1/14 ..................    2,000,000        A1+        2,000,000
                 Missouri State Health and Educational Facilities
                  Authority, Health Facilities Revenue, Sisters of Mercy,
                  Weekly Demand Note, 5.1%, 6/1/19* ........................    3,000,000        MIG1       3,000,000
                 St. Charles County, MO, Industrial Development
                  Authority, Multi-Family Housing, Sun River
                  Apartments, Weekly Demand Note, 5.15%,
                  12/1/07* .................................................    3,200,000        MIG1       3,200,000
NEW JERSEY       Salem County, NJ, Industrial Pollution Control
                  Financing Authority, E.I. du Pont de Nemours and
                  Co., Floating Rate Demand Note, 3.75%, 3/1/12* ...........   11,400,000        P1        11,400,000
NEW YORK         New York City, NY, Municipal Water Finance Authority,
                  Series C, Daily Demand Note, 5.9%, 6/15/23 (c)* ..........    1,400,000        VMIG1      1,400,000
                 New York City, NY, Revenue Anticipation Notes,
                  4.75%, 6/28/96 ...........................................    1,000,000        SP1        1,003,808

The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
----------------------------------------------------------------------------------------------------------------------
                                                                                              Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------
                New York City, NY, Tax Anticipation Notes, Series A,
                  4.5%, 2/15/96 ..........................................       5,000,000        SP1+      5,004,009
NORTH DAKOTA    Mercer County, ND, Pollution Control Revenue,
                  Cooperative Finance Corp., United Power, Weekly
                  Demand Note, 4.65%, 8/15/14* ...........................       3,150,000        A1        3,150,000
OHIO            Hamilton County, OH, Economic Development
                  Revenue, Cincinnati Performing Arts Center,
                  Series 1995, Weekly Demand Note, 5.2%, 6/15/05* ........         900,000        SS&C        900,000
                Montgomery, OH, Miami Valley Hospital, Series C,
                  Tax Exempt Commercial Paper, 3.7%, 3/20/96 .............       2,000,000        MIG1      2,000,000
                North Olmsted, OH, Limited Taxation, General
                  Obligation, Bond Anticipation Note, Series A, 4.67%,
                  6/20/96 ................................................       4,000,000        SS&C      4,007,516
                Stark County, OH, Sewer District Improvement Note,
                  1995 Series 1, 5%, 4/3/96 ..............................       1,000,000        SS&C      1,000,971
PENNSYLVANIA    Allegheny County, PA, Industrial Development
                  Authority, Lenmar Realty Project, Weekly Demand
                  Note, 5.25%, 1/1/98* ...................................         450,000        MIG1        450,000
                Bucks County, PA, Oxford Falls Plaza, Series 1984,
                  Weekly Demand Note, 5.23%, 10/1/14* ....................       9,100,000        MIG1      9,100,000
                Elk County , PA, Industrial Development Authority,
                  Stackpole Corporation, Series 1989, Weekly
                  Demand Note, 4.01%, 3/1/04* ............................       1,000,000        SS&C      1,000,000
                Emmaus, PA, General Authority, Local Government
                  Revenue Bond Pool Program:
                    1989 Series G, Weekly Demand Note, 5.05%,
                      3/1/24* ............................................       2,500,000        A1+       2,500,000
                    1989 Series G, Weekly Demand Note, 5.1%,
                      3/1/24* ............................................       3,700,000        A1        3,700,000
                    1989 Series G-5, Weekly Demand Note, 5.15%,
                      3/1/24* ............................................       4,000,000        A1        4,000,000
                    1989 Series H, Weekly Demand Note, 5.05%,
                      3/1/24* ............................................         800,000        A1+         800,000
                Pennsylvania Higher Education Facilities Authority,
                  Temple University, Series 1995, 5%, 5/22/96 ............       2,000,000        SP1+      2,005,205
                Philadelphia , PA, School District, Tax and Revenue
                  Anticipation Notes, 4.5%, 6/28/96 ......................       3,000,000        MIG1      3,007,780
TENNESSEE       Clarksville, TN, Public Building Authority Pooled
                  Financing, Series 1990, Weekly Demand Note,
                  5.05%, 7/1/13 (c)* .....................................       2,000,000        MIG1      2,000,000
                Franklin, TN, Industrial Development Revenue,
                  Franklin Oaks Apartments, Weekly Demand
                  Note, 4.85%, 12/1/07* ..................................       6,100,000        MIG1      6,100,000

The accompanying notes are an integral part of the financial statements.

                                                                                                  INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                                                              Unaudited
                                                                                 -------------------------------------
                                                                                 Principal       Credit      Value ($)
                                                                                 Amount ($)     Rating (b)    (Note A)
----------------------------------------------------------------------------------------------------------------------
TEXAS           Camp County, TX, Industrial Development, Pollution
                  Control Revenue, Texas Oil & Gas Corp., Floating
                  Rate Demand Bond, 5.35%, 12/1/13* ......................       2,000,000         A1        2,000,000
                San Antonio, TX, Electric and Gas City Public Services,
                  Series 1995 A, Tax Exempt Commercial Paper:
                    3.8%, 2/14/96 ........................................       2,000,000         A1+       2,000,000
                    3.45%, 3/14/96 .......................................       1,000,000         A1+       1,000,000
                San Antonio, TX, Industrial Development Authority,
                  River Center Associates Project, Weekly Demand
                  Note, 5.25%, 12/1/12* ..................................       6,500,000         SS&C      6,500,000
                State of Texas, Tax and Revenue Anticipation Notes,
                  4.75%, 8/30/96 .........................................       6,000,000         SP1+      6,026,881
UTAH            Salt Lake City, UT, Pollution Control Revenue, British
                  Petroleum Station Project, Series 1994 B, Daily
                  Demand Note, 6%, 8/1/07* ...............................         800,000         P1          800,000
                Salt Lake City, UT, Pooled Hospital Financing
                  Program, Tax Exempt Commercial Paper:
                    3.9%, 2/12/96 ........................................       1,000,000         A1        1,000,000
                    3.85%, 2/13/96 .......................................       3,600,000         A1        3,600,000
                State of Utah, General Obligation, Unlimited Tax
                  Bonds, 5.75%, 7/1/96 ...................................       1,000,000         AAA       1,009,435
VIRGINIA        Chesterfield County, VA, Virginia Electric Power
                  Company, Series 1987 B, Tax Exempt Commercial
                  Paper, 3.55%, 3/20/96 ..................................       2,000,000         A1        2,000,000
                York County, VA, Pollution Control Revenue, Virginia
                  Electric Power Company, Series 1985, Tax Exempt
                  Commercial Paper, 3.6%, 3/8/96 .........................       1,400,000         MIG1      1,400,000
WASHINGTON      Washington General Obligation, Various Purpose,
                  Series B-2, Topstar Custodial Receipts, Weekly
                  Demand Note, 5.05%, 8/1/02* ............................       5,000,000         A1+       5,000,000
                Washington State Public Power Supply System,
                  Nuclear Project #1, 1993 Series 1A-1, Weekly
                  Demand Note, 4.95%, 7/1/17* ............................       4,900,000         A1        4,900,000
WISCONSIN       Wisconsin Wausau, WI, Pollution Control Revenue, Minnesota
                  Mining and Manufacturing, Floating Rate Demand
                  Note:
                    Series 1982, 5.31%, 8/1/17* ..........................       2,300,000         A1+       2,300,000
                    Series 1983, 5.31%, 12/1/01* .........................         900,000         SS&C        900,000
                Wisconsin Health Facilities Authority, Franciscan
                  Memorial Hospital, Weekly Demand Note, 5.5%,
                  1/1/16* ................................................         900,000         A1+         900,000
                                                                                                           -----------
                TOTAL INVESTMENT PORTFOLIO - 100.0%
                  (Cost $237,452,879) (a) ................................                                 237,452,879
                                                                                                           ===========

The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    (a) The cost for federal income tax purposes was $237,870,519. At December 31, 1995, net unrealized depreciation for all securities based on tax cost was $417,640. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $417,640.

    (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

    (c) Bond is insured by one of these companies: Capital Guaranty, FGIC, or MBIA.

      * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury Bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.


   The accompanying notes are an integral part of the financial statements.

                                                                                           FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                          STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------
DECEMBER 31, 1995
-------------------------------------------------------------------------------------------
ASSETS
Investments, at value (amortized cost $237,452,879)
  (Note A) ....................................................                $237,452,879
Receivables:
  Investments sold ............................................                   3,000,000
  Fund shares sold ............................................                   2,953,578
  Interest ....................................................                   1,930,213
Other assets                                                                          6,533
                                                                               ------------
    Total assets ..............................................                 245,343,203
LIABILITIES
Payables:
  Due to custodian bank .......................................   $  894,648
  Investments purchased .......................................    4,046,073
  Fund shares redeemed  .......................................    1,052,258
  Dividends ...................................................       61,124
  Accrued management fee (Note B) .............................       98,222
  Other accrued expenses (Note B) .............................      103,118
                                                                  ----------
    Total liabilities .........................................                   6,255,443
                                                                               ------------
Net assets, at value ..........................................                $239,087,760
                                                                               ============
NET ASSETS
Net assets consist of:
  Accumulated net realized loss ...............................                $   (171,773)
  Shares of beneficial interest ...............................                   2,389,169
  Additional paid-in capital ..................................                 236,870,364
                                                                               ------------
Net assets, at value ..........................................                $239,087,760
                                                                               ============
NET ASSET VALUE, offering and redemption price per share
  ($239,087,760 [division symbol] 238,916,914 outstanding shares of beneficial interest, $.01 par value, unlimited number
  of shares authorized) .......................................                       $1.00
                                                                                      =====


   The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------
INVESTMENT INCOME
Interest .....................................                    9,496,547
Expenses:
Management fee (Note B) ......................     $1,197,027
Services to shareholders (Note B) ............        322,189
Custodian and accounting fees (Note B) .......         95,015
Trustees' fees (Note B) ......................         34,888
Auditing .....................................         51,845
State registration ...........................         40,157
Reports to shareholders ......................         34,701
Legal ........................................          8,905
Other ........................................         17,383     1,802,110
                                                   ------------------------
Net investment income ........................                    7,694,437
                                                                 ----------

NET REALIZED LOSS ON INVESTMENT TRANSACTIONS
Net realized loss from investments ...........                         (915)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...................................                   $7,693,522
                                                                 ===========

   The accompanying notes are an integral part of the financial statements.

                                                                            FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
INCREASE (DECREASE) IN NET ASSETS                        1995          1994
-------------------------------------------------------------------------------
Operations:
Net investment income ........................      $  7,694,437   $  5,477,106
Net realized loss from investment
  transactions ...............................              (915)       (13,237)
                                                    ------------   ------------
Net increase in net assets resulting from
  operations .................................         7,693,522      5,463,869
                                                    ------------   ------------
Distributions to shareholders from net
  investment income ($.032 and $.022 per
  share, respectively) .......................        (7,694,437)    (5,477,106)
                                                    ------------   ------------
Fund share transactions at net asset value of
  $1.00 per share:
Shares sold ..................................       502,020,783    664,337,035
Shares issued to shareholders in
  reinvestment of distributions ..............         6,965,743      4,888,153
Shares redeemed ..............................      (526,671,999)  (634,890,811)
                                                    ------------   ------------
Net increase (decrease) in net assets from
  Fund share transactions ....................       (17,685,473)    34,334,377
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS ............       (17,686,388)    34,321,140
Net assets at beginning of period ............       256,774,148    222,453,008
                                                    ------------   ------------
NET ASSETS AT END OF PERIOD ..................      $239,087,760   $256,774,148
                                                    ============   ============

   The accompanying notes are an integral part of the financial statements.

SCUDDER TAX FREE MONEY FUND
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                             YEARS ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------
                                   1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                                  -----------------------------------------------------------------------------
Net asset value,
 beginning of period ..........   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net investment income .........     .032    .022    .018    .025    .041    .053    .057    .046    .040    .041
Less distributions
  from net investment
  income ......................    (.032)  (.022)  (.018)  (.025)  (.041)  (.053)  (.057)  (.046)  (.040)  (.041)
                                  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value,
  end of period ...............   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%) ..............     3.27    2.26    1.86    2.54    4.20    5.44    5.83    4.73    4.03    4.19
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions) .........      239     257     222     267     279     303     279     358     390     383
Ratio of operating
expenses to
  average daily
  net assets (%) ..............      .75     .77     .75     .73     .70     .72     .70     .67     .66     .63
Ratio of net investment
  income to average daily
  net assets (%) ..............     3.21    2.24    1.84    2.53    4.12    5.30    5.67    4.61    4.03    4.01


                                                  NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
Scudder Tax Free Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

As of December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $172,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until, December 31, 1996 ($20,000), December 31, 2000 ($7,000), December 31, 2001 ($29,000),
and December 31, 2002 ($38,000), December 31, 2003 ($78,000), the respective expiration dates, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

SCUDDER TAX FREE MONEY FUND
-------------------------------------------------------------------------------

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade date basis (which in most cases is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B.  RELATED PARTIES
-------------------------------------------------------------------------------


Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31, 1995, the management fee pursuant to the Agreement aggregated $1,197,027, which was equivalent to an annual effective rate of .50% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $242,700, of which $19,217 is unpaid at December 31, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $46,012, of which $3,795 is unpaid at December 31, 1995.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses aggregated $34,888.

SCUDDER TAX FREE MONEY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF THE SCUDDER TAX FREE MONEY FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Tax Free Money Fund, including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Tax Free Money Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
January 29, 1996

TAX INFORMATION

By now shareholders should have received their year-end statement and tax information letter from the Fund.

Of the dividends paid by the Scudder Tax Free Money Fund from net investment income for the taxable year ended December 31, 1995, 100% were exempt interest dividends which are tax exempt for purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee

E. Michael Brown*
    Trustee

Dawn-Marie Driscoll
    Trustee; Attorney and
    Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates

Juris Padegs*
    Vice President and Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
    Vice President

K. Sue Cote*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds

 -----------------------------------------------------------------------------------------------------------------
               Money Market                                       Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
               Tax Free Money Market+                                  Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
               Tax Free+                                               Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*               Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
               Growth and Income                                       Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund


 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans


 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.


Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions

                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund

                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans

                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many shareholders enjoy the personal,
                                         one-on-one service of the Scudder Funds
                                         Centers. Check for a Funds Center near
                                         you--they can be found in the following
                                         cities:

                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
-------------------------------------------------------------------------------------------------------------

                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM)                 Institutional Funds,* funds
                                         an institutional cash                 designed to meet the broad
                                         management service for                investment management and
                                         corporations, non-profit              service needs of banks and
                                         organizations and trusts that uses    other institutions, call
                                         certain portfolios of Scudder         1-800-854-8525.
                                         Fund, Inc.* ($100,000 minimum), call
                                         1-800-541-7703.

  -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder Limited Term Tax Free Fund

Annual Report
October 31, 1995

o For investors seeking a high level of income, exempt from regular federal income taxes and consistent with a high degree of principal stability.

o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER LIMITED TERM TAX FREE FUND

   CONTENTS


  2 In Brief

  3 Letter from the Fund's President

  4 Performance Update

  5 Portfolio Summary

  6 Portfolio Management Discussion

  9 Investment Portfolio

 14 Financial Statements

 17 Financial Highlights

 18 Notes to Financial Statements

 21 Report of Independent Accountants

 22 Tax Information

 25 Officers and Trustees

 26 Investment Products and Services

 27 How to Contact Scudder

         IN BRIEF

* Scudder Limited Term Tax Free Fund provided shareholders with a 30-day net annualized SEC yield of 4.09% on October 31, 1995, equivalent to a 6.77% taxable yield for shareholders subject to the 39.6% maximum federal income tax rate.

(bar chart)
                      30-Day Yields as of October 31, 1995
(bar chart data)

        Scudder Limited Term    Taxable Equivalent     IBC/Donoghue's Taxable
            Tax Free Fund             Yield              Money Fund Average
            -------------             -----              ------------------
                4.09%                 6.77%                    5.22%


* The Fund returned 7.94% for the 12-month period ended October 31, 1995. By comparison, the 49 short municipal debt funds tracked by Lipper Analytical Services returned 6.35% on average.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         In our semiannual report dated April 30 we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, the Federal Reserve permitted short-term interest rates to ease downward, cutting the federal funds rate by 0.25% in July.

         Throughout 1995, investors have been anticipating an economic slowdown, but for most of the year corporate profits have remained healthy, and consumers have responded to lower short-term rates by borrowing and spending more. We believe consumers' increasingly high debt burdens will eventually force them to spend less. The current expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

         What does this mean for tax-exempt fund investors? A slower economy is generally good for bonds. Of course, it's possible that we could see some increases in interest rates over the coming months if the economy doesn't slow down sufficiently. But since the economy is extremely interest-rate sensitive it should respond quickly to any rate changes, allowing rates to move back to current levels. Importantly, the relationship between supply and demand for municipal bonds remains in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on prices.

         As always, your portfolio managers will continue to focus their efforts on fundamental economic research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative if you have questions about your Fund. Page 27 provides more information on how to contact Scudder. We are pleased you have chosen Scudder Limited Term Tax Free Fund to help meet your investment needs.
                              Sincerely,
                              /s/David S. Lee
                              David S. Lee
                              President,
                              Scudder Limited Term Tax Free Fund

SCUDDER LIMITED TERM TAX FREE FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER LIMITED TERM TAX FREE FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,794     7.94%     7.94%
Life of
  Fund*   $10,842     8.42%     4.85%

LB MUNICIPAL BOND INDEX (3 YEAR)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,801     8.01%     8.01%
Life of
  Fund*   $10,862     8.62%     5.09%

* The Fund commenced operations on February 15, 1994.
  Index comparisons begin on February 28, 1994.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Limited Term Tax Free Fund
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,965
7/94           $10,154
10/94          $10,099
1/95           $10,201
4/95           $10,465
7/95           $10,714
10/95          $10,901


Index
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
7/94           $10,070
10/94          $10,056
1/95           $10,165
4/95           $10,399
7/95           $10,695
10/95          $10,862


The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                       1994*        1995
                     ---------------------
NET ASSET VALUE...   $11.67      $12.01
INCOME DIVIDENDS..   $  .38      $  .56
FUND TOTAL
RETURN (%)........      .44        7.94
INDEX TOTAL
RETURN (%)........      .56        8.01


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------

Core Cities              21%
General Obligation       18%              The Fund is broadly
Hospital/Health          15%              diversified, with
Electric Utility         13%              investments in 27 separate
Water/Sewer               7%              states and the District of
Sales/Special Tax         5%              Columbia.
School District/Lease     5%
Miscellaneous Municipal  16%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------

AAA                     62%
AA                      13%               Overall credit quality
A                       14%               remains high, with 75% of
BBB                      9%               the bonds in the Fund's
Not Rated                2%               portfolio rated AA or better.
                       ----
                       100%
                       ====
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------

Less than 1 year        25%               We have emphasized bonds with
1 - 5 years             36%               five- to 10-year maturities
5 - 10 years            39%               because they offer attractive
                       ----               after-tax yields and total
                       100%               return potential.
                       ====
Weighted average effective maturity: 4 years

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9.

SCUDDER LIMITED TERM TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

     Over the past 12 months, yields of short- to intermediate-term municipal bonds fell anywhere from 0.65 to 0.95 of a percentage point, and Scudder Limited Term Tax Free Fund turned in strong overall performance, more than making up for 1994's difficult fixed-income environment. The Fund's twin objectives are to seek higher tax-free income than is typically available from tax-free money market investments, and less price fluctuation than higher-yielding, longer-term tax-free bonds.

     For shareholders subject to the 39.6% maximum federal income tax rate, the Fund's 30-day net annualized SEC yield of 4.09% as of October 31, 1995, translated into a 6.77% yield on a taxable equivalent basis. The Fund's taxable equivalent yield outpaced the 5.24% average yield of 2 1/2-year bank certificates of deposit as of October 31, 1995. Of course, unlike fixed-rate CDs, which are FDIC-insured up to certain limits, the Fund's yield and share price fluctuate, and principal investments in the Fund are not insured.

     As the graph below shows, the Fund continues to exhibit relatively little share price volatility relative to longer-term municipal bonds, represented here by the unmanaged Lehman Brothers Municipal Bond Index.

(line chart title)
                     Scudder Limited Term Tax Free Fund vs.
                      Lehman Brothers Municipal Bond Index

                        (monthly percentage price change
                       12 months through October 31, 1995)
 (bar chart data)
                -----------------------------------------------
                 Scudder Limited Term      Lehman Brothers
                     Tax Free Fund       Municipal Bond Index
                     -------------       --------------------
                         -0.85                  -2.27
                         -1.37                  -2.31
                          0.43                   1.68
                          0.35                   2.35
                          1.21                   2.41
                          0.51                   0.66
                             0                  -0.36
                             0                      3
                             0                     -1
                           0.3                    0.5
                           0.3                    0.8
                           0.2                    0.2
                           0.3                      1

     The decline in interest rates during the fiscal year did result in some price appreciation for the Fund. For the 12 months ended October 31, the Fund's net asset value increased $0.34 to $12.01 per share and the Fund provided $0.56 per share in income distributions, contributing to a total return of 7.94%. Scudder Limited Term Tax Free Fund's total return was significantly higher than the 6.35% average return of the 49 mutual funds with similar investment objectives tracked by Lipper Analytical Services, Inc.

                             A Gradual Rate Decline

     In our April 1995 mid-year report to shareholders we observed that the series of inflation-fighting short-term interest rate increases by the Federal Reserve seemed to be slowing the economy. Many municipal market participants became convinced of this back in November of 1994, and prices began to improve as yields of tax-exempt bonds began a gradual decline that has continued throughout 1995. We also noted in our last report that we were emphasizing both ends of the Fund's limited maturity range: the shortest maturities for safety and longest maturities (maximum of 10 years) for higher yields and possible capital appreciation. We are continuing this strategy because bonds with five- to 10-year maturities currently offer the most attractive after-tax yield and total return potential of any maturities in which the Fund is permitted to invest.

     To balance the five- to 10-year maturity bonds in the portfolio, we carefully selected a number of one-year California securities during the fiscal year, boosting the Fund's percentage of securities from that state to 14.0% from 1.6%. In purchasing these securities we took advantage of "bargain basement" prices due to continued investor nervousness over the Orange County, California, bankruptcy earlier in the year. As a safeguard, many of the securities we purchased carry credit enhancements, such as bank letters of credit.

     We also purchased several New York City and New York state agency bonds, which were attractively valued because of recent heavy supply. These bonds are part of our current efforts to enhance the Fund's yield slightly while maintaining high overall quality: As of October 31, 1995, 75% of the bonds in the Fund's portfolio were rated AA or better.

     The Fund continues to hold a large percentage of pre-refunded bonds in its portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account designated to retire the original bonds on their future call dates. Typically, when bonds are pre-refunded, their prices rise because they offer no credit risk (the escrowed funds are invested in Treasury securities). In fact, these bonds offer the highest quality available in the municipal marketplace. Yet, because the market generally favors bonds priced at par versus premium pre-refunded bonds, the latter typically have higher yields than similar municipal bonds priced at par.


                           Economic and Market Outlook

     This year's lower interest rates helped pave the way for continued economic expansion and low inflation. However, we believe a slowdown is likely, led by consumers who will eventually curtail their spending under pressure from increasing debt burdens. Consequently, our longer-term outlook for bonds is positive, and we believe Scudder Limited Term Tax Free Fund's portfolio is well positioned to capture attractive after-tax yields while maintaining relative price stability.

     In the short term, as investors recognize the high after-tax value of municipals, we expect tax-free bonds to make some gains. Going forward, we intend to maintain Scudder Limited Term Tax Free Fund's long-term strategy, which includes a prudent average maturity, broad diversification, and high credit quality.


Sincerely,


Your Portfolio Management Team

/s/M. Ashton Patton                 /s/Donald C. Carleton
M. Ashton Patton                    Donald C. Carleton

                              Scudder Limited Term
                                 Tax Free Fund:
                          A Team Approach to Investing

     Scudder Limited Term Tax Free Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     M. Ashton Patton, Lead Portfolio Manager, has overseen the Fund's investment strategy and daily operation since the Fund was introduced. Ashton is also a Portfolio Manager of the Scudder Medium Term Tax Free Fund. Donald C. Carleton, Portfolio Manager, has been a member of the Portfolio team since its inception and has been at Scudder since 1983. Donald also manages the Scudder Medium Term Tax Free Fund.

                                     INVESTMENT PORTFOLIO AS OF OCTOBER 31, 1995

                                                                                                   Unaudited
                                                                                                  -----------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------
10.0%                    SHORT-TERM MUNICIPAL INVESTMENTS

CALIFORNIA               California Community College Finance Authority,
                           Pooled Tax and Revenue Anticipation Notes,
                           Series B, 5%, 8/30/96 . . . . . . . . . . . . . . . .      2,000,000     SP1+       2,015,600
                         California State Revenue Anticipation Warrants,
                           Series D, 6.5%, 4/25/96 . . . . . . . . . . . . . . .      2,000,000     SP2        2,019,560
                         Riverside County, CA, School Financing Authority,
                           School Districts Financing, Revenue Anticipation
                           Notes, 4.75%, 7/18/96 . . . . . . . . . . . . . . . .      1,000,000     SP1+       1,005,670
                         San Diego, CA, Area Local Governments, Tax and
                           Revenue Anticipation Notes, 4.75%, 10/18/96 . . . . .      3,000,000     SP1+       3,023,070
                         San Diego, CA, Tax and Revenue Anticipation Notes,
                           4.5%, 9/30/96 . . . . . . . . . . . . . . . . . . . .      2,000,000     MIG1       2,012,360

GEORGIA                  Georgia Pooled Hospitals Equipment Loan Program,
                           Series 1991, Daily Demand Note, 4%, 3/1/01* . . . . .        300,000     A1           300,000

MASSACHUSETTS            Massachusetts Consolidated Loan General Obligation,
                           Series 1994 C, 5.5%, 11/1/95. . . . . . . . . . . . .      1,495,000     SS&C       1,495,000

OHIO                     Cuyahoga County, OH, Health & Education,
                           University Hospital of Cleveland, Daily Demand Note,
                           4.1%, 1/1/16* . . . . . . . . . . . . . . . . . . . .        100,000     MIG1         100,000
                         Hamilton Health Systems, Franciscan Sisters of the
                           Poor Health Systems, Series A, Daily Demand Note,
                           4.1%, 3/1/17* . . . . . . . . . . . . . . . . . . . .        200,000     MIG1         200,000
                                                                                                             -----------
                         TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                           (Cost $12,168,570). . . . . . . . . . . . . . . . . .                              12,171,260
                                                                                                             -----------

90.0%                    INTERMEDIATE-TERM MUNICIPAL INVESTMENTS

ALABAMA                  University of South Alabama, Hospital and Auxiliary
                           Revenue, 7%, 5/15/04, Prerefunded 5/15/00 (c)***. . .      2,000,000     AAA        2,213,520

ALASKA                   Alaska State, General Obligation, 5%, 7/1/96. . . . . .      1,000,000     AA         1,007,380
                         North Slope Boro, AK, General Obligation, Series A,
                           Capital Appreciation, Zero Coupon, 6/30/99 (c). . . .      4,800,000     AAA        4,071,504

ARIZONA                  Central Arizona Water Conservation District, Central
                           Arizona Project, 7.5%, 11/1/05, Prerefunded
                           11/1/00***. . . . . . . . . . . . . . . . . . . . . .      1,000,000     AAA        1,152,900

CALIFORNIA               California State Revenue Anticipation Warrants,
                           Series C, 5.75%, 4/25/96. . . . . . . . . . . . . . .      1,000,000     MIG1       1,009,390


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---

SCUDDER LIMITED TERM TAX FREE FUND

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------
                         Foothill/Eastern Transportation Corridor Agency, CA,
                           Toll Road Revenue, Senior Lien, Series A,
                           Zero Coupon, 1/1/05 . . . . . . . . . . . . . . . . .      1,000,000     BBB          556,850
                         Norwalk, CA, Redevelopment Agency, 9.1%, 12/1/15,
                           Crossover Refunded 12/1/95****. . . . . . . . . . . .      2,285,000     NR         2,339,863
                         Orange County, California, Recovery Notes, Series A,
                           6.5%, 6/1/05 (c). . . . . . . . . . . . . . . . . . .      1,665,000     AAA        1,855,926
                         Sacramento, CA, Cogeneration Project Revenue,
                           Proctor and Gamble Project, 7%, 7/1/04. . . . . . . .      1,000,000     BBB        1,087,830

CONNECTICUT              Connecticut Development Authority, Airport Facilities,
                           Windsor Locks Hotel, Mandatory Tender Notes,
                           Series B, 5.8%, 10/1/97 . . . . . . . . . . . . . . .      2,000,000     A          2,031,020

DISTRICT OF COLUMBIA     District of Columbia, General Obligation:
                           Series A, 5.625%, 6/1/02 (c). . . . . . . . . . . . .      1,500,000     AAA        1,560,495
                           Series D, 5.25%, 12/1/03 (c). . . . . . . . . . . . .      1,000,000     AAA        1,016,410

GEORGIA                  Georgia State, General Obligation, Series B, 7.7%,
                           11/1/95 . . . . . . . . . . . . . . . . . . . . . . .      3,000,000     AAA        3,000,000
                         Municipal Electric Authority of Georgia, Power
                           Revenue, 6.6%, 1/1/01 (c) . . . . . . . . . . . . . .      1,000,000     AAA        1,093,370

ILLINOIS                 Chicago, IL, General Obligation:
                           Series C, 4.3%, 10/31/97. . . . . . . . . . . . . . .        500,000     AA           503,335
                           School Finance Authority, Series 1994 A,
                             4.5%, 6/1/02 (c). . . . . . . . . . . . . . . . . .        500,000     AAA          496,610
                           Tender Notes, Series C, 6.25%, 10/31/02 (c) . . . . .      3,450,000     AAA        3,763,708
                         Chicago, IL, Metropolitan Water Reclamation
                           District, ETM, 7.25%, 1/1/99**. . . . . . . . . . . .      2,000,000     AAA        2,182,680
                         Cook County, IL General Obligation, 6.45%, 11/1/96. . .      1,000,000     A          1,023,190
                         Evergreen Park, Illinois Hospital Facilities, Little
                           County Mary's Hospital, 7.75%, 2/15/09 (c). . . . . .      1,200,000     AAA        1,307,676
                         Illinois Health Facilities Authority, Revenue Refunding,
                           Sherman Hospital Project, 6.5%, 8/1/01 (c). . . . . .      1,025,000     AAA        1,116,922

INDIANA                  Indiana Health Facility Finance Authority, Hospital
                           Revenue, Ancilla Systems Inc., Series A,
                           5.875%, 7/1/02 (c). . . . . . . . . . . . . . . . . .      1,000,000     AAA        1,065,920
                         Madison County, IN, Hospital Authority, Holy Cross
                           Health System, 6.3%, 12/1/98 (c). . . . . . . . . . .      1,000,000     AAA        1,055,660

IOWA                     Cedar Rapids, IA, Hospital Revenue, St. Lukes
                           Methodist Hospital, 5.65%, 8/15/02 (c). . . . . . . .      1,250,000     AAA        1,311,575

LOUISIANA                Jefferson, LA, Sales Tax, Series A, 6.1%, 12/1/96 (c) .      1,000,000     AAA        1,023,290

MAINE                    Maine State, General Obligation, 6%, 7/1/98 . . . . . .      1,000,000     AA         1,047,210

MARYLAND                 Washington Suburban Sanitation District, MD:
                           6.9%, 6/1/99. . . . . . . . . . . . . . . . . . . . .        675,000     AA           733,610
                           8.75%, 6/1/01 . . . . . . . . . . . . . . . . . . . .      1,000,000     AA         1,209,910


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
---
 10

                                                            INVESTMENT PORTFOLIO

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS            Massachusetts Water Resource Authority, Series A,
                           7%, 4/1/18, Prerefunded 4/1/00*** . . . . . . . . . .      1,200,000     AAA        1,344,780
                         New England Education Loan Marketing Corporation,
                           Massachusetts Student Loan Revenue Refunding:
                             Series A, 6%, 9/1/98. . . . . . . . . . . . . . . .      1,500,000     AAA        1,556,700
                             Series D, 6.2%, 9/1/00. . . . . . . . . . . . . . .      2,000,000     AAA        2,120,240

MICHIGAN                 Detroit, MI, General Obligation, Distributable State
                           Aid, 5.375%, 5/1/96 . . . . . . . . . . . . . . . . .      2,375,000     BBB        2,391,245
                         Michigan State Hospital Finance Authority Revenue,
                           Genesys Health System, Series A, 6.6%, 10/1/98. . . .      1,000,000     BBB        1,031,930

NEW HAMPSHIRE            New Hampshire Higher Education and Health Facilities
                           Authority Revenue, St. Josephs Hospital, Connie Lee
                           Insured, 5.65%, 1/1/04. . . . . . . . . . . . . . . .      1,095,000     AAA        1,151,151

NEW JERSEY               New Jersey State, General Obligation, 7%, 4/1/03. . . .      2,000,000     AA         2,231,480

NEW YORK                 New York City, NY, General Obligation:
                           Series A, 3%, 8/15/02 (c) . . . . . . . . . . . . . .      1,000,000     AAA          909,750
                           Series B, 6.75%, 8/15/03. . . . . . . . . . . . . . .      6,000,000     A          6,449,640
                           Series C, ETM, 7.4%, 8/1/96** . . . . . . . . . . . .        220,000     A            225,361
                           Series H, 5.7%, 8/1/03. . . . . . . . . . . . . . . .      3,000,000     A          3,027,750
                         New York State Dormitory Authority, State University
                           Educational Facility, Series A, 6.5%, 5/15/04 . . . .      1,000,000     BBB        1,069,490
                         New York State Medical Care Facilities, Financing
                           Agency, Mount Sinai Hospital:
                             5.95%, 8/15/09. . . . . . . . . . . . . . . . . . .      1,360,000     AAA        1,410,986
                             8.875%, 1/15/26, Prerefunded 1/15/96*** . . . . . .      1,000,000     AAA        1,030,210
                         New York State Thruway Authority, Service Contract
                           Revenue, Local Highway & Bridge Building,
                           Series A, 6.25%, 4/1/04 (c) . . . . . . . . . . . . .      1,000,000     AAA        1,105,940
                         New York State Urban Development Corporation
                           Project, Onondaga County Convention Center:
                             6%, 1/1/04. . . . . . . . . . . . . . . . . . . . .      1,445,000     BBB        1,494,766
                             6%, 1/1/05. . . . . . . . . . . . . . . . . . . . .      1,535,000     BBB        1,581,741

NORTH CAROLINA           North Carolina Municipal Power Agency #1, Catawaba
                           Electric Revenue, 5.75%, 1/1/02 (c) . . . . . . . . .      1,150,000     AAA        1,218,966

OHIO                     Ohio State Building Authority, State Facility Revenue,
                           Columbus State Office Building, Series 1985 C,
                           7.35%, 10/1/05, Prerefunded 10/1/99***. . . . . . . .      1,250,000     AAA        1,420,688
                         Richland County, OH, Hospital Improvement,
                           Mansfield General Hospital, 9.375%, 12/1/09 (c) . . .      1,505,000     AAA        1,541,767

PENNSYLVANIA             Allegheny County, PA, Hospital Development
                           Authority, 6.4%, 7/1/99 (c) . . . . . . . . . . . . .      1,010,000     AAA        1,076,226
                         Philadelphia, PA, Gas Works Revenue, 7.875%, 7/1/17
                           Prerefunded  7/1/97***. . . . . . . . . . . . . . . .        500,000     AAA          540,680


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---

SCUDDER LIMITED TERM TAX FREE FUND

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------
                         Philadelphia, PA, School District, General Obligation,
                           6.7%, 7/1/99 (c). . . . . . . . . . . . . . . . . . .      3,000,000     AAA        3,235,290
                         University of Pittsburgh, Pennsylvania Higher Education,
                           General Obligation, Series A, 8.375%, 6/1/05,
                           Prerefunded 6/1/97*** . . . . . . . . . . . . . . . .      1,000,000     AAA        1,085,710

SOUTH CAROLINA           South Carolina Public Service Authority Revenue,
                           8%, 7/1/19, Prerefunded 7/1/96*** . . . . . . . . . .        250,000     AAA          264,245
                         York County, SC, Public Facilities Corporation,
                           Certificate of Participation, Series 1991, Detention
                           Center, 7.5%, 6/1/11, Prerefunded 6/1/01*** . . . . .        500,000     AAA          582,455

TEXAS                    Austin, TX, Independent School District, Guaranteed
                           General Obligation, 8.125%, 8/1/01. . . . . . . . . .      1,000,000     AAA        1,181,200
                         Austin, TX, Utility System Revenue:
                           6%, 11/15/01 (c). . . . . . . . . . . . . . . . . . .      1,000,000     AAA        1,075,790
                           Series A, 6.3%, 11/15/01 (c). . . . . . . . . . . . .      1,000,000     AAA        1,091,480
                         Austin, TX, Water, Sewer, and Electric Refunding
                           Revenue, 14.25%, 11/15/06, Prerefunded 5/15/97*** . .      1,105,000     AAA        1,271,468
                         Dallas-Fort Worth, TX, International Airport Revenue,
                           Series A, 7.75%, 11/1/02 (c). . . . . . . . . . . . .        525,000     AAA          617,867
                         Harris County, TX, Toll Road Authority, Senior Lien,
                           8.1%, 8/15/00, Prerefunded 8/15/97*** . . . . . . . .      1,275,000     AAA        1,400,014
                         Midland County, TX, Hospital District, 4.85%, 6/1/97         1,815,000     BBB        1,819,864
                         NorthEast Independent School District, TX,
                           Series 1985 B, ETM, 9.6%, 2/1/96**. . . . . . . . . .        300,000     AAA          304,233
                         Texas State Turnpike Authority, North Dallas Thruway
                           Revenue, 6.7%, 1/1/98 (c) . . . . . . . . . . . . . .      1,310,000     AAA        1,377,334

UTAH                     Intermountain Power Agency, UT, Power Supply
                           Revenue, Series B, 5.5%, 7/1/01 (c) (d) . . . . . . .      2,000,000     AAA        2,064,740
                         Intermountain Power Agency, UT, Special Obligation,
                           7.5%, 7/1/16, Crossover Refunded 7/1/96 (c)**** . . .      2,500,000     AA         2,604,125

VIRGINIA                 Fairfax County, VA, General Obligation, 7.75%,
                           11/1/97 Prerefunded 11/1/95***. . . . . . . . . . . .      1,000,000     AAA        1,005,000

WASHINGTON               Washington Public Power Supply System:
                           Nuclear Project #1, Revenue Refunding, Series C,
                             7.3%, 7/1/98. . . . . . . . . . . . . . . . . . . .      3,000,000     AA         3,200,070
                           Nuclear Project #2, Refunding Revenue, Series C,
                             7.3%, 7/1/00. . . . . . . . . . . . . . . . . . . .      1,300,000     AA         1,432,041
                         Washington State, Motor Vehicle Fuel Tax, Series E,
                           8%, 9/1/09, Prerefunded 9/1/96*** . . . . . . . . . .      1,000,000     AAA        1,034,550

WEST VIRGINIA            Wayne County, WV, Industrial Development, Atlantic
                           Richfield Company Project, 11.75%, 12/1/01. . . . . .      1,000,000     A          1,074,740

WISCONSIN                Milwaukee, WI, Metropolitan Sewer District Revenue,
                           Series A, 6.7%, 10/1/01 . . . . . . . . . . . . . . .      1,000,000     AA         1,110,380



     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
---
12

                                                            INVESTMENT PORTFOLIO

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                      Principal     Credit      Market
                                                                                     Amount ($)   Rating (b)   Value ($)
------------------------------------------------------------------------------------------------------------------------

                         Wisconsin State Health and Education Facilities
                           Authority:
                             Madision General Hospital Association, 8.2%,
                               12/1/95 (c) . . . . . . . . . . . . . . . . . . .        300,000     AAA          301,089
                             St. Lukes Medical Center, 6.6%, 8/15/01 (c) . . . . .    1,745,000     AAA        1,910,252
                             Wheaton Franciscan Services, 8.2%, 8/15/18,
                               Prerefunded 8/15/98***. . . . . . . . . . . . . . .    1,000,000     AAA        1,123,360
                                                                                                             -----------
                         TOTAL INTERMEDIATE-TERM MUNICIPAL INVESTMENTS
                           (Cost $107,353,726) . . . . . . . . . . . . . . . . .                             109,936,538
                                                                                                             -----------

------------------------------------------------------------------------------------------------------------------------

                         TOTAL INVESTMENT PORTFOLIO -- 100.0%
                           (Cost $119,522,296) (a) . . . . . . . . . . . . . . .                             122,107,798
                                                                                                             -----------
                                                                                                             -----------

(a) The cost for federal income tax purposes was $119,522,296. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $2,585,502. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,587,977 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $2,475.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities. Securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

(d) When-issued or forward delivery securities. (See Note A of the Notes to Financial Statements).

   * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

  ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

 *** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

**** Crossover Refunded: Bonds which are crossover refunded are secured by an escrow of securities which is used to pay principal on the tax exempt issue and retire the bonds in full at the earliest refunding date, except in the case of default by the issuer or inadequacy in the escrow account.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---

SCUDDER LIMITED TERM TAX FREE FUND
FINANCIAL STATEMENTS


                       STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1995
-------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $119,522,296)
     (Note A). . . . . . . . . . . . . . . . . . . . . . . . . .                            $ 122,107,798
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   70,672
Receivables:
     Interest. . . . . . . . . . . . . . . . . . . . . . . . . .                                2,338,484
     Fund shares sold. . . . . . . . . . . . . . . . . . . . . .                                   54,283
     Due from Adviser (Note C) . . . . . . . . . . . . . . . . .                                   69,101
Deferred organization expenses (Note A). . . . . . . . . . . . .                                   26,942
                                                                                            -------------
     Total assets. . . . . . . . . . . . . . . . . . . . . . . .                              124,667,280

LIABILITIES
Payables:
     When-issued and forward delivery securities (Note A). . . .        $   2,000,000
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . .              257,507
     Fund shares redeemed. . . . . . . . . . . . . . . . . . . .              464,583
     Accrued management fee (Note C) . . . . . . . . . . . . . .               70,525
     Other accrued expenses (Note C) . . . . . . . . . . . . . .              110,529
                                                                        -------------
     Total liabilities . . . . . . . . . . . . . . . . . . . . .                                2,903,144
                                                                                            -------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                            $ 121,764,136
                                                                                            -------------
                                                                                            -------------

NET ASSETS
Net assets consist of:
     Unrealized appreciation on investments. . . . . . . . . . .                            $   2,585,502
     Accumulated net realized gain . . . . . . . . . . . . . . .                                   12,836
     Shares of beneficial interest . . . . . . . . . . . . . . .                                  101,394
     Additional paid-in capital. . . . . . . . . . . . . . . . .                              119,064,404
                                                                                            -------------
Net assets, at market value. . . . . . . . . . . . . . . . . . .                           $  121,764,136
                                                                                            -------------
                                                                                            -------------
NET ASSET VALUE, offering and redemption price per
     share ($121,764,136 DIVIDED BY 10,139,449 outstanding
     shares of beneficial interest, $.01 par value,
     unlimited number of shares authorized). . . . . . . . . . .                                   $12.01
                                                                                                   ------
                                                                                                   ------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
---
14

                                                            FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1995
-------------------------------------------------------------------------------

INVESTMENT INCOME
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 5,407,516

Expenses:
Management fee (Note C). . . . . . . . . . . . . . . . . . . . . . . .         $  70,525
Custodian and accounting fees (Note C) . . . . . . . . . . . . . . . .            55,549
Services to shareholders (Note C). . . . . . . . . . . . . . . . . . .            45,895
Trustees' fees (Note C). . . . . . . . . . . . . . . . . . . . . . . .            34,427
State registration . . . . . . . . . . . . . . . . . . . . . . . . . .            32,209
Auditing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            23,490
Federal registration . . . . . . . . . . . . . . . . . . . . . . . . .            19,436
Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . .            13,997
Legal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,495
Amortization of organization expense (Note A). . . . . . . . . . . . .             8,483
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7,614
                                                                               ----------
Total expenses before reimbursement from Adviser . . . . . . . . . . .           315,120
Reimbursement of expenses from Adviser (Note C). . . . . . . . . . . .           (69,101)
                                                                               ----------
Expenses, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            246,019
                                                                                              -----------
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . .                          5,161,497
                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT
        TRANSACTIONS
Net realized gain from investments . . . . . . . . . . . . . . . . . .                             59,333
Net unrealized appreciation on investments during
        the period . . . . . . . . . . . . . . . . . . . . . . . . . .                          3,480,063
                                                                                              -----------
Net gain on investments. . . . . . . . . . . . . . . . . . . . . . . .                          3,539,396
                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . .                        $ 8,700,893
                                                                                              -----------
                                                                                              -----------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             ---
                                                                              15

SCUDDER LIMITED TERM TAX FREE FUND


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Period
                                                                                        February 15, 1994
                                                                                          (commencement
                                                                       Year Ended       of operations) to
                                                                       October 31,         October 31,
INCREASE (DECREASE) IN NET ASSETS                                        1995                1994
----------------------------------------------------------------------------------------------------------
Operations:

Net investment income. . . . . . . . . . . . . . . . . . . .        $  5,161,497        $  1,237,032
Net realized gain (loss) on investments. . . . . . . . . . .              59,333             (46,497)
Net unrealized appreciation (depreciation)
        on investments during the period . . . . . . . . . .           3,480,063            (894,561)
                                                                    ------------        -------------
Net increase in net assets resulting
        from operations. . . . . . . . . . . . . . . . . . .           8,700,893             295,974
                                                                    ------------        -------------
Distributions to shareholders from net
        investment income ($.56 and $.38 per
        share, respectively) . . . . . . . . . . . . . . . .          (5,161,497)         (1,237,032)
                                                                    ------------        -------------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . . . . . . . .         113,448,336          87,372,265
Net asset value of shares issued to
        shareholders in reinvestment of distributions. . . .           2,280,520             736,692
Cost of shares redeemed. . . . . . . . . . . . . . . . . . .         (65,092,618)        (19,580,597)
                                                                    ------------        -------------
Net increase in net assets from Fund share
        transactions . . . . . . . . . . . . . . . . . . . .          50,636,238          68,528,360
                                                                    ------------        -------------
INCREASE IN NET ASSETS . . . . . . . . . . . . . . . . . . .          54,175,634          67,587,302
Net assets at beginning of period. . . . . . . . . . . . . .          67,588,502               1,200
                                                                    ------------        -------------
NET ASSETS AT END OF PERIOD. . . . . . . . . . . . . . . . .        $121,764,136        $ 67,588,502
                                                                    ------------        -------------
                                                                    ------------        -------------
OTHER INFORMATION

INCREASE (DECREASE) IN FUND SHARES

Shares outstanding at beginning of period. . . . . . . . . .           5,792,967                 100
                                                                    ------------        -------------
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . .           9,697,002           7,388,931
Shares issued to shareholders in
        reinvestment of distributions. . . . . . . . . . . .             192,663              62,407
Shares redeemed. . . . . . . . . . . . . . . . . . . . . . .          (5,543,183)         (1,658,471)
                                                                    ------------        -------------
Net increase in Fund shares. . . . . . . . . . . . . . . . .           4,346,482           5,792,867
                                                                    ------------        -------------
Shares outstanding at end of period. . . . . . . . . . . . .          10,139,449           5,792,967
                                                                    ------------        -------------
                                                                    ------------        -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

---
16

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                         For the Period
                                                                                        February 15, 1994
                                                                         Year Ended     (commencement
                                                                         October 31,   of operations) to
                                                                            1995        October 31, 1994
                                                                         -----------   ------------------
Net asset value, beginning of period..................................   $  11.67            $   12.00
                                                                         --------            ---------
Income from investment operations:

  Net investment income (a)...........................................        .56                  .38

  Net realized and unrealized gain (loss) on investments..............        .34                 (.33)
                                                                         --------             --------
Total from investment operations......................................        .90                  .05
                                                                         --------             --------

Less distributions from net investment income.........................       (.56)                (.38)
                                                                         --------             --------

Net asset value, end of period........................................    $ 12.01             $  11.67
                                                                         --------             --------
                                                                         --------             --------

TOTAL RETURN (%) (b)..................................................       7.94                  .44**

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ($ millions)................................        122                   68

Ratio of operating expenses, net to average daily net assets (%) (a)..        .23                   --

Ratio of net investment income to average daily net assets (%)........       4.78                 4.84*

Portfolio turnover rate (%)...........................................       37.5                 36.3*
(a)   Reflects a per share amount of expenses, exclusive of
        management fees, reimbursed by the Adviser of.................    $   .01             $    .04

      Reflects a per share amount of management fee and other
        fees not imposed by the Adviser of............................    $   .07             $    .06

      Operating expense ratio including expenses
        reimbursed, management fee and other expenses
        not imposed (%)...............................................        .85                 1.29*

(b)   Total returns are higher due to maintenance of the Fund's expenses.

  * Annualized

* * Not annualized


                                                                            ----
                                                                             17

SCUDDER LIMITED TERM TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently two series in the Trust. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no


----
 18

NOTES TO FINANCIAL STATEMENTS

federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of call or maturity date.

B.  PURCHASES AND SALES OF SECURITIES
-------------------------------------------------------------------------------
For the year ended October 31, 1995, purchases and sales of investments (excluding short-term) aggregated $88,131,175 and $36,607,691, respectively.

C.  RELATED PARTIES
-------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's



                                                                            ----
                                                                             19

SCUDDER LIMITED TERM TAX FREE FUND

average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the period November 1, 1994 to February 28, 1995 the Adviser agreed not to impose all of its management fee and to maintain the annualized expenses of the Fund at not more than 0.00% of average daily net assets. For the period March 1, 1995 to August 31, 1995, the Adviser agreed to maintain the annualized expenses at 0.25% of average daily net assets. Effective September 1, 1995, the Adviser agreed to maintain the annualized expenses at 0.50% of average daily net assets until April 30, 1996. For the year ended October 31, 1995, the Adviser did not impose a portion of its fee amounting to $577,208 and the fee imposed aggregated $70,525, all of which is unpaid at October 31, 1995. Further, due to the limitation of such Agreement, the Adviser's reimbursement payable for the year ended October 31, 1995 amounted to $69,101.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, SSC did not impose a portion of its fee amounting to $15,288 and the fee imposed aggregated $31,712.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, SFAC did not impose a portion of its fee amounting to $12,000 and the fee imposed aggregated $25,972.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Trustees' fees aggregated $34,427.


----
 20

SCUDDER LIMITED TERM TAX FREE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER TAX FREE TRUST AND TO THE SHAREHOLDERS OF SCUDDER LIMITED TERM TAX FREE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Limited Term Tax Free Fund, including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period February 15, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Limited Term Tax Free Fund as of October 31, 1995, the results of its operations for the year then ended, the statements of changes in its net assets and the financial highlights for year then ended and the period February 15, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts     COOPERS & LYBRAND L.L.P.
December 4, 1995


                                                                            ----
                                                                             21

SCUDDER LIMITED TERM TAX FREE FUND
TAX INFORMATION

Of the dividends paid by the Scudder Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1995, 100% constituted exempt interest dividends for regular federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,047 as capital gain dividends for its taxable year ended October 31, 1995.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

OFFICERS AND TRUSTEES

David S. Lee*
   President and Trustee

Dawn-Marie Driscoll
   Trustee; Attorney and Corporate Director

Peter B. Freeman
   Trustee; Corporate Director and Trustee

Wesley W. Marple, Jr.
   Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
   Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
   Vice President

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

Pamela A. McGrath*
   Vice President and Treasurer

Edward J. O'Connell*
   Vice President and Assistant Treasurer

Coleen Downs Dinneen*
   Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                   Tax Free Money Market+                              Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM)an institutional Institutional Funds,* funds
                                         cash management service for           designed to meet the broad
                                         corporations, non-profit              investment management and
                                         organizations and trusts that uses    service needs of banks and
                                         certain portfolios of Scudder Fund,   other institutions, call
                                         Inc.* ($100,000 minimum), call        1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------
     Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor
     Services, Inc., Distributor.

*    Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Medium Term
Tax Free Fund

Annual Report
December 31, 1995

o A fund that seeks to provide a high level of tax-free income and limited principal fluctuation by investing in high-grade municipal securities of intermediate maturity.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER MEDIUM TERM TAX FREE FUND

   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  20 Financial Statements

  23 Financial Highlights

  24 Notes to Financial Statements

  27 Report of Independent Accountants

  28 Tax Information

  29 Officers and Trustees

  30 Investment Products and Services

  31 How to Contact Scudder


     IN BRIEF

- Scudder Medium Term Tax Free Fund posted a strong total return of 14.32% for the 12-month period ended December 31, 1995, as the municipal bond market made a dramatic recovery after disappointing investors in 1994.

- The Fund's 30-day net annualized SEC yield was 4.22% on December 31, 1995. For investors in the top federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a 6.59% and 6.99% taxable yield, respectively.

BAR CHART TITLE              The Tax-Free Advantage
CHART DATA
           The Fund's
           30-Day Net          Taxable-Equivalent    Taxable-Equivalent
           Annualized            Yield at 36%          Yield at 39.6%
           SEC Yield              Tax Bracket            Tax Bracket
           ---------              -----------            -----------

             4.22%                   6.59%                  6.99%


- The Fund placed in the top quartile of performance versus similar funds over one-, two-, three-, four-, and five-year periods, according to Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

                                                LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder Medium Term Tax Free Fund's objective is to provide a high level of tax-free income by investing in high-grade, intermediate-term municipal bonds. The Fund's managers work to sort through the municipal marketplace to find attractively valued individual bonds or classes of bonds. They seek to provide investors a higher level of income than short-term tax-free investments, and greater price stability than investments in long-term municipal bonds.

         Your Fund performed extremely well in 1995, as you'll see in the Portfolio Management Discussion beginning on page 6. How did the municipal market overall perform last year? Very well, considering the continued low level of demand from individual investors for tax-free bonds. While individual investors focused primarily on the stock market, insurance companies and other institutional buyers purchased short- and intermediate-term municipals. Tax-free bonds made gains in 1995, but still represent appreciable value versus U.S. Treasuries. Consider the relative yields of AAA municipal bonds versus Treasuries of the same maturity as of the close of 1995: 10-year municipals yielded 4.65%, while 10-year Treasuries yielded 3.88% if taxed at the 31% rate and only 3.39% at the 39.6% level. We believe that demand for municipals will rise as investors continue to recognize this disparity. We also continue to believe that when budget and taxation matters are resolved in Washington, municipal bonds will remain attractive to investors in higher tax brackets.

         If you have any questions concerning your Scudder Medium Term Tax Free Fund investment, please call a Scudder Investor Relations representative at 1-800-225-2470. Thank you for investing with Scudder.

                              Sincerely,

                              /s/David S. Lee

                              David S. Lee
                              President,
                              Scudder Medium Term Tax Free Fund

SCUDDER MEDIUM TERM TAX FREE FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER MEDIUM TERM TAX FREE FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,432    14.32%    14.32%
5 Year    $14,950    49.50%     8.37%
10 Year*  $20,166   101.66%     7.27%

LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,746     17.46%   17.46%
5 Year    $15,262     52.62%    8.82%
10 Year   $24,202    142.02%    9.24%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Medium Term Tax Free Fund
Year            Amount
----------------------
85             $10,000
86             $11,054
87             $11,412
88             $11,973
89             $12,691
90             $13,490
91             $15,125
92             $16,476
93             $18,279
94             $17,640
95             $20,166

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
85             $10,000
86             $11,931
87             $12,111
88             $13,342
89             $14,781
90             $15,858
91             $17,784
92             $19,352
93             $21,729
94             $20,606
95             $24,202

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.




-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $10.34  $10.07  $10.02  $10.04  $10.11  $10.62  $10.86  $11.36  $10.39  $11.26
INCOME DIVIDENDS..   $  .62  $  .54  $  .54  $  .56  $  .54  $  .67  $  .65  $  .60  $  .53  $  .54
CAPITAL GAINS
DIVIDENDS.........   $  .10  $  .05  $   --  $   --  $   --  $  .01  $  .03  $  .06  $  .05  $  .05
FUND TOTAL
RETURN (%)........    10.54    3.23    4.92    6.00    6.29   12.13    8.93   10.94   -3.50   14.32
INDEX TOTAL
RETURN (%)........    19.31    1.51   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46

* On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Since adopting its current objectives, the cumulative and average annual total returns are 50.34% and 8.34%, respectively.
All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses for the period
November 1, 1990 through October 31, 1995, the average annual total return of the Fund for the one year, five year and ten year periods would have been lower.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Core Cities/Lease        19%
Electric Utility
Revenue                  19%
Hospital/Health          12%              As of December 31, the Fund
Other General                             held securities in 37 states
Obligation/Lease          7%              plus the District of Columbia
State General Obligation  7%              and the Virgin Islands.
Toll Revenue              4%
Sales & Special Tax       4%
School District/Lease     4%
Housing Finance
Authority                 4%
Other                    20%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                      58%
AA                       14%              Portfolio quality remains
A                        16%              high, with over 70% of Fund
BBB                      10%              assets rated AAA, AA, or the
Below BBB                 1%              equivalent.
NR                        1%
                        ----
                        100%
                        ====
Weighed average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year         9%               Our strategy during the past
1 - 5 years             15%               calendar year was to keep the
5 - 10 years            55%               Fund's average effective
10 - 15 years           21%               maturity on par with that of
                       ----               our benchmark index.
                       100%
                       ====
Weighted average effective maturity: 7 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

SCUDDER MEDIUM TERM TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Municipal bonds--especially bonds with intermediate- to longer-term maturities--performed extremely well in 1995 as inflation fears eased and interest rates declined. Scudder Medium Term Tax Free Fund participated in the market's price recovery, posting a total return of 14.32% for the 12-month period ended December 31, and exceeding the 12.85% average return for similar funds compiled by Lipper Analytical Services, Inc. The Fund's net asset value rose 8.37% from $10.39 per share on December 31, 1994, to $11.26 on December 31, 1995. The Fund's total return also included reinvestment of income distributions totalling $0.54 per share and a capital gain distribution of $0.05 per share. Scudder Medium Term Tax Free Fund provided a 30-day net annualized SEC yield of 4.22% as of December 31, 1995, equivalent to a 6.59% taxable yield for investors in the 36% federal income tax bracket.

         The Fund's solid 1995 performance versus the competition is in keeping with its longer-term record; Scudder Medium Term Tax Free Fund has outperformed the Lipper average of similar municipal bond funds over one-, two-, three-, four-, and five-year periods and placed in the top quartile of all such funds over the same periods, as shown in the chart below. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the Lehman Brothers Municipal Bond Index.

                Scudder Medium Term Tax Free Fund's Total Return
                      Versus the Averages of Similar Funds
       (Average annual total returns for periods ended December 31, 1995)


                       Scudder
                       Medium                                    Number of
                      Term Tax     Lipper        Quartile         Funds
       Period         Free Fund    Average        Ranking        Tracked
       ------         ---------    -------        -------        -------

       1 year           14.32%      12.85%      1st quartile       121
       2 years           5.04        4.47       1st quartile        86
       3 years           6.97        6.37       1st quartile        52
       4 years           7.46        6.69       1st quartile        35
       5 years           8.37        7.39       1st quartile        31
       10 years*         7.27        7.60       3rd quartile        14

* On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund; its objective was to provide high tax-free income and current liquidity. Performance statistics compiled by Lipper Analytical Services, Inc.

                            A Solid Comeback in 1995

         Following one of the worst years in history for fixed-income securities, municipal bonds rallied during most of 1995, posting gains in every month except July. Discount bonds and noncallable bonds performed best, favored by investors because of their greater upside potential versus other bonds of equivalent maturity.

BAR CHART AT SIDE - TITLE
                          Municipal Issuance: 1994-1996
                                  (in billions)


                      1994             1995            1996
                      ----             ----            ----
                      $163             $156            $150*

                      *Estimated for full year

         As encouraging as the performance of tax-free bonds was, returns did not match those of U.S. Treasuries. For example, while yields of long-term Treasury bonds declined almost two percentage points and their prices rose 25.10% during 1995, yields of municipal bonds of similar maturity declined 1.25 percentage points, with prices rising only 10.45%. As always, supply and demand played a significant role in municipal market returns: Demand for municipals was held back by several factors, including the outstanding performance of the stock market and continued reluctance to invest in bonds due to the negative impact of 1994's interest rate increases.

         While weak demand for municipals has been a hindrance, the continued limited supply of newly-issued bonds was a bright spot. New issue volume for 1995 was $156 billion, down approximately 5% from the $163 billion of new issues sold in 1994. With refinancing activity diminished, we believe the supply of tax-exempt bonds will remain relatively low in the near term. In fact, we expect that in 1996, for the second year running, the net supply of municipal bonds outstanding will actually decline as the sum of maturities and calls will amount to approximately $190 billion.

                                Portfolio Review

         Our strategy during the past calendar year was to keep the Fund's average effective maturity close to even with that of our benchmark index. In actuality, this requires us to extend the Fund's maturity slightly from time to time, because bonds the Fund already holds gradually shorten as they approach their maturity dates. The Fund's average effective maturity was 7.21 years as of December 31, 1995. Our philosophy amid the current uncertainty over the course of the U.S. economy is to buy municipal bonds based on careful credit analysis and our estimation of a bond's relative value, rather than on the basis of interest rate forecasts. As such, we intend to maintain a neutral maturity stance and hope to add value through a careful structuring of the portfolio, seeking individual bonds which are undervalued.

         Our long-term investment strategy remains the same as in the past. In conjunction with our primary goals of maximizing the Fund's yield while maintaining as much price stability as possible, we continue to purchase high-grade, intermediate-maturity municipal bonds. On December 31, bonds with effective maturities between 10 and 15 years represented approximately 21% of the Fund's portfolio. Bonds in this maturity range continue to offer attractive value -- providing nearly as much yield as bonds with longer maturities, but with less price volatility.

         Purchasing bonds with call protection is a fundamental part of our portfolio management strategy. When long-term interest rates on municipal bonds are declining, as happened in 1995, we believe it is important to protect a significant portion of the Fund's bonds from being called in by their issuers before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream than would exist if the portfolio held significant amounts of bonds that could be called in before their stated maturities. As of December 31, 83% of the Fund's portfolio was invested in noncallable bonds.

         Diversification remains an important investment strategy for Scudder Medium Term Tax Free Fund, allowing us to spread the portfolio's risk over a large number of geographic areas, bond sectors, and maturities. The Fund held securities issued in 37 states plus the District of Columbia and the Virgin Islands as of the close of 1995. In addition, Fund assets were distributed among electric utility revenue bonds, lease rental bonds, hospital/healthcare bonds, general obligation bonds, and several other categories.

         Lastly, portfolio credit quality remains high, with over 70% of Fund assets rated AAA, AA, or the equivalent. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or assigned an equivalent rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                                     Outlook

         Our view of the municipal bond market has not changed significantly from six months ago. We expect the present economic environment of slow growth and low inflation--which has been with us for some time--to continue in the near term, with the possibility of a brief economic slowdown occurring in the second half of 1996. We believe the municipal bond market and bonds in general would benefit from either environment, but we expect more modest declines in interest rates this year than last year. Though municipals staged a rally in the latter half of 1995, municipal bond yields remain at historical highs relative to Treasury bonds. Our ongoing strategy as portfolio managers will reflect our commitment to seek high tax-free income and competitive total returns for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton               /s/M. Ashton Patton
Donald C. Carleton                  M. Ashton Patton


                               Scudder Medium Term
                                 Tax Free Fund:
                          A Team Approach to Investing

         Scudder Medium Term Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

         Lead Portfolio Manager Donald C. Carleton has had responsibility for Scudder Medium Term Tax Free Fund's day-to-day operations since he joined Scudder in 1983. Don, who has worked in the investment industry for more than 25 years, also serves as Lead Portfolio Manager for Scudder Managed Municipal Bonds and as a Portfolio Manager of Scudder California and New York Tax Free Funds and Scudder Tax Free Money Fund. M. Ashton Patton, Portfolio Manager, became a member of the team in 1989. Ashton, who has worked with municipal investments since joining Scudder in 1986, focuses on the Fund's security selection.

SCUDDER MEDIUM TERM TAX FREE FUND
INVESTMENT PORTFOLIO as of December 31, 1995
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------------
3.1%            SHORT-TERM MUNICIPAL INVESTMENTS
                --------------------------------------------------------------------------------------------------
ALABAMA         Birmingham, AL, Health Services, University of
                  Alabama Medical Clinic, Daily Demand Note, 6.1%,
                  12/1/26*.............................................    2,000,000        A1+         2,000,000

CALIFORNIA      California Community College Finance Authority,
                  Pooled Tax and Revenue Anticipation Notes,
                  Series B, 5%, 8/30/96................................    2,000,000        SP1+        2,017,400

                California State Revenue Anticipation Warrants,
                  Series C, 5.75%, 4/25/96.............................    2,000,000        MIG1        2,012,200

                Irvine Ranch Water District, CA, California Refunding,
                  Series B, Daily Demand Notes, 6.1%, 10/1/99*.........      200,000        A1            200,000

GEORGIA         Georgia Pooled Hospitals Equipment Loan Program,
                  Series 1991, Daily Demand Note, 5.95%, 3/1/01*.......      300,000        A1            300,000

LOUISIANA       Louisiana Recovery District, Sales Tax Revenue
                  Bonds, Series 1988, Daily Demand Notes,
                  6%, 7/1/98 (b)*......................................    1,200,000        MIG1        1,200,000

MINNESOTA       Rochester, MN, Health Care Facilities, Mayo Medical
                  Center, Auction Rate Securities, 4.15%, 11/15/15*....    5,650,000        AA          5,650,000

MISSOURI        Missouri Environment Improvement Energy Resource
                  Authority, Union Electric Project, Auction Reset
                  Security, 3.95%, 12/1/22*............................    7,800,000        A           7,800,000

NEW YORK        New York State Energy Research & Development
                  Authority, Pollution Control Revenue, Niagara
                  Mohawk Co., Daily Demand Note, 5.5%, 7/1/15*.........      500,000        A1+           500,000

WASHINGTON      Washington State Health Care Facilities Authority,
                  Fred Hutchinson Cancer Research Center, Series C,
                  Daily Demand Notes, 6%, 1/1/18*......................      475,000        MIG1          475,000
                                                                                                     ------------
                TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                  (Cost $22,142,609)...................................                                22,154,600
                                                                                                     ------------
                -------------------------------------------------------------------------------------------------
96.9%           LONG-TERM MUNICIPAL INVESTMENTS
                -------------------------------------------------------------------------------------------------
ALABAMA         University of South Alabama, Hospital and Auxiliary
                  Revenue, 4.875%, 5/15/04 (b).........................    6,680,000        AAA         6,736,780

ALASKA          North Slope Borough, AK, General Obligation:
                  Series A, Zero Coupon, 6/30/02 (b)...................    3,275,000        AAA         2,422,485
                Series A, Zero Coupon, 6/30/03 (b).....................    7,000,000        AAA         4,912,880
                Series A, Zero Coupon, 6/30/06 (b).....................   12,200,000        AAA         7,209,346
                Series B, Zero Coupon, 6/30/04 (b).....................   19,500,000        AAA        12,920,310

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                  Series I, Zero Coupon, 6/30/96 (b)...................    2,800,000        AAA         2,747,920
                  Refunding, Series G, 7.5%, 6/30/97 (b)...............    2,350,000        AAA         2,471,448

ARIZONA         Arizona Health Facilities Authority, Phoenix Baptist
                  Hospital and Medical Center, 6.1%, 9/1/03 (b)........    2,000,000        AAA         2,185,180
                Maricopa County, AZ, School District #28, Kyrene
                  Elementary, Series B:
                  Zero Coupon, 1/1/03 (b)..............................    4,150,000        AAA         3,009,041
                  Zero Coupon, 7/1/03 (b)..............................    2,000,000        AAA         1,413,820
                Maricopa County, AZ, Unified School District #41:
                  Capital Appreciation Bond, Zero Coupon:
                   7/1/03 (b)..........................................    4,500,000        AAA         3,181,095
                   1/1/04 (b)..........................................    6,000,000        AAA         4,118,760
                   7/1/04 (b)..........................................    7,000,000        AAA         4,676,140
                   7/1/06 (b)..........................................    7,605,000        AAA         4,539,653
                   Gilbert, 1/1/06 (b).................................    2,925,000        AAA         1,809,464
                Maricopa County, AZ, Unified School District #97,
                  Deer Valley, Zero Coupon, 7/1/05 (b).................    4,060,000        AAA         2,575,014

CALIFORNIA      California General Obligation, 6.5%, 2/1/08............    7,000,000        A           7,842,170
                California Housing Finance Agency, Multi-Unit Rental
                  Housing Revenue, Series A, 7.25%, 8/1/98.............    2,270,000        A           2,433,145
                California State Department of Water Resources,
                  Central Valley Project, Revenue Water System,
                  Series 1995 O, 7%, 12/1/06...........................    6,095,000        AA          7,156,079
                California State Public Works Lease Board Revenue,
                  Del Norte Prison, Series C, 4.75%, 12/1/05...........    4,750,000        A           4,709,055
                Foothill Eastern Transportation Corridor Agency, CA,
                  Toll Road Revenue, Senior Lien, Series A, Zero
                  Coupon, 1/1/09.......................................    7,275,000        BBB         4,336,773
                Long Beach, CA, Aquarium of the Pacific Project,
                  5.75%, 7/1/05........................................    1,300,000        BBB         1,300,000
                Los Angeles, CA, Public Works Authority, Lease
                  Revenue, Project #4, 5%, 12/1/08 (b).................    3,300,000        AAA         3,306,105
                Los Angeles, CA, Department of Airports Revenue,
                  Series B, 6.5%, 5/15/04 (b)..........................    7,000,000        AAA         7,915,600
                Orange County, CA, Local Transportation Authority,
                  Sales Tax Revenue, Measure M, 5.1%, 2/15/01 (b)......    5,100,000        AAA         4,992,135
                Orange County, CA, Special Financing Authority,
                  Teeter Plan Revenue, Series C, 6.15%, 11/1/14........    2,600,000        A           2,630,680
                University of California, Multiple Purpose Projects,
                  Series C, 4.7%, 9/1/06 (b)...........................    3,250,000        AAA         3,208,498

COLORADO        Colorado Health Facilities Authority, Hospital Revenue:
                  Rose Medical Center Project, 8.5%, 11/1/96 (b).......      260,000        AAA           270,634
                Rocky Mountain Adventist Healthcare Project, 6%,
                  2/1/98...............................................    3,500,000        BBB         3,554,565

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
CONNECTICUT     Bristol, CT, Resource Recovery, Ogden Martin
                  System, 6.125%, 7/1/03...............................   10,635,000        A          11,287,351
                Connecticut Development Authority, Airport Facilities,
                  Windsor Locks Hotel, Series A, 5.8%, 10/1/25,
                  Prerefunded 10/1/97 (c)..............................    5,610,000        A           5,693,533

DISTRICT OF
COLUMBIA        District of Columbia, Certificate of Participation:
                  Series 1993, 6%, 1/1/97..............................    1,828,000        BB          1,846,134
                  Series 1993, 6.875%, 1/1/03..........................    2,500,000        BB          2,543,650
                District of Columbia, General Obligation:
                  1993 Series A#1, 4.95%, 6/1/05 (b)...................    3,940,000        AAA         3,913,484
                  8%, 6/1/05, Prerefunded 6/1/96 (c)...................    4,000,000        AAA         4,150,760
                  Refunding, 1993 Series B, 5.875%, 6/1/05 (b).........    3,650,000        AAA         3,879,038
                  Refunding, Series B, 5.3%, 6/1/05 (b)................    8,000,000        AAA         8,160,160
                  Refunding, 1993 Series A, 4.85%, 6/1/04 (b)..........    2,000,000        AAA         1,989,000
                  Refunding, Series B, Zero Coupon, 6/1/01 (b).........    7,100,000        AAA         5,485,815
                  Series A, 5.625%, 6/1/02 (b).........................    8,360,000        AAA         8,769,891
                  Series A, 5.8%, 6/1/04 (b)...........................    6,950,000        AAA         7,362,344
                  Series C, 8.9%, 6/1/96...............................    5,505,000        BB          5,592,970
                  Series D, 4.7%, 12/1/99 (b)..........................    8,035,000        AAA         8,123,626

FLORIDA         Dade County Florida, Guaranteed Entitlement
                  Revenue, Prerefunded 2/1/06:
                   Zero Coupon, 8/1/14 (b) (c).........................    4,000,000        AAA         1,366,080
                   Zero Coupon, 8/1/18 (b) (c).........................    6,000,000        AAA         1,502,340

GEORGIA         Georgia, General Obligation:
                  Series B, 6.3%, 3/1/08...............................    5,000,000        AAA         5,655,300
                  Series B, 6.75%, 9/1/10..............................    5,370,000        AAA         6,363,074
                  Series C, 5%, 7/1/09.................................    4,000,000        AAA         4,043,120

ILLINOIS        Alton, IL, Health Facilities Revenue, 6.7%, 2/15/00 (b)    2,000,000        AAA         2,134,380
                Chicago, IL, School Finance Authority, Series A,
                  4.9%, 6/1/05 (b).....................................    6,000,000        AAA         5,990,820
                Chicago, IL, Public Building Commission, Series A,
                  5.25%, 12/1/06 (b)...................................    4,500,000        AAA         4,651,065
                Illinois Development Finance Authority, Refunding
                  Revenue, Commonwealth Edison, 5.3%, 1/15/04..........    7,500,000        BBB         7,412,925
                Illinois Educational Facilities Authority Revenue,
                  Loyola University, Revenue Refunding, 1991
                  Series A, Zero Coupon, 7/1/02 (b)....................    2,130,000        AAA         1,575,348
                Illinois General Obligation:
                  6.7%, 6/1/03.........................................    3,640,000        AA          4,002,107
                  4.6%, 12/1/05........................................    5,000,000        AA          4,874,600
                Illinois Health Facilities Authority:
                  Elmhurst Memorial Hospital, Series A, 4.85%,
                  1/1/02...............................................    1,185,000        AAA         1,201,009
                Evangelical Hospitals, Series B, 6.1%, 4/15/01 (b).....    1,240,000        AAA         1,332,442

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                  Sisters Services, Series C:
                    5.875%, 6/1/98 (b).................................    2,400,000        AAA         2,496,624
                    6%, 6/1/99 (b).....................................    2,500,000        AAA         2,641,150
                    6.1%, 6/1/00 (b)...................................    1,500,000        AAA         1,606,995
                    6.2%, 6/1/01 (b)...................................    1,900,000        AAA         2,057,605
                Illinois State Sales Tax Revenue, Series U, 4.7%,
                  6/15/06..............................................    3,865,000        AAA         3,754,809
                Kendall, Kane and Will Counties, IL, School District,
                  Zero Coupon, 3/1/03 (b)..............................    1,345,000        AAA           960,155
                Macon and Decatur County, IL, Public Building
                  Commission, Certificate of Participation, General
                  Obligation, 6.3%, 1/1/00 (b).........................    1,320,000        AAA         1,416,690
                Metropolitan Pier and Exposition Authority of Illinois,
                  McCormick Place Expansion Project, Coupon
                  Receipts, Zero Coupon, 6/15/04 (b)...................   10,500,000        AAA         6,971,160
                Rosemont, IL, Tax Increment#2, Secondary, Series B,
                  Zero Coupon, 12/1/02 (b).............................    2,785,000        AAA         2,014,641
                Rosemont, IL, Tax Increment#3, Secondary, Series C,
                  Zero Coupon, 12/1/02 (b).............................    3,345,000        AAA         2,419,740

INDIANA         Indiana Housing Finance Authority, Single Family
                  Mortgage Revenue, Series 1995 C#1, 5.25%, 7/1/12.....    3,180,000        AAA         3,201,688
                Indianapolis, IN, Resource Recovery Revenue, Ogden
                  Martin Systems Inc. Project, 6.75%, 12/1/07 (b) (f)..    6,000,000        AAA         6,717,600
                Madison County, IN, Hospital Authority, Holy Cross
                  Health System, 6.7%, 12/1/02 (b).....................    1,385,000        AAA         1,560,770

IOWA            Iowa Certificate of Participation, 1992 Series A,
                  6.25%, 7/1/02 (b)....................................    5,000,000        AAA         5,450,500

KANSAS          Kansas City, KS, Utility System Revenue:
                  Zero Coupon, 3/1/03 (b)..............................    3,850,000        AAA         2,784,282
                  Zero Coupon, 3/1/03 (b)..............................    2,750,000        AAA         1,976,948

KENTUCKY        Kentucky Turnpike Authority, Economic Development,
                  Revenue Refunding, 1986 Series A, 7.7%, 1/1/00.......      700,000        AAA           728,000

LOUISIANA       Louisiana State General Obligation, Series A,
                  7%, 5/1/02 (b).......................................    3,000,000        AAA         3,430,710
                Louisiana Housing Finance Agency, Mortgage
                  Revenue Refunding, Single Family,
                  Series 1995 C#1, 5.125%, 12/1/10 (b).................    3,000,000        AAA         2,991,210
                New Orleans, LA, General Obligation, Zero Coupon,
                  9/1/05 (b)...........................................    3,355,000        AAA         2,100,196
                Orleans, LA, Levee District, Levee Improvement
                  Bonds, Series 1986, 5.95%, 11/1/14 (b)...............    1,980,000        AAA         1,981,901
                St. Tammany Parish, LA, Sales Tax Revenue,
                  District #3, Series A, 11%, 12/1/96 (b)..............    1,065,000        AAA         1,134,385

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
MARYLAND        Northeast Maryland Waste Disposal Authority,
                  Southwest Resource Recovery System Revenue,
                  Series 1993, 6.75%, 1/1/98 (b).......................    4,715,000        AAA        4,952,306

MASSACHUSETTS   Boston, MA, General Obligation, Series A,
                  4.9%, 7/1/07 (b).....................................    3,950,000        AAA        3,932,818
                Brockton, MA, General Obligation, 7.75%, 12/15/96......      840,000        A            865,561
                Lawrence, MA, General Obligation, State Qualified
                  Bond, 5%, 9/15/02....................................    1,030,000        A          1,047,541
                Massachusetts General Obligation:
                  Refunding, Series B, 6.375%, 8/1/02..................    2,150,000        A          2,378,846
                  Series A, 6.4%, 8/1/03...............................    1,000,000        A          1,114,840
                  Series C, 6.9%, 12/1/96 (b)..........................    1,000,000        AAA        1,029,610
                Massachusetts Health and Educational Facilities
                  Authority, St. Joseph's Hospital, Series C,
                  9.5%, 10/1/20 Prerefunded 10/1/99 (c)................    2,780,000        AAA        3,275,035
                Massachusetts Housing Finance Agency, 1992
                  Series C, FNMA Collateralized:
                   6.25%, 5/15/02......................................    2,000,000        AAA        2,142,840
                   6.25%, 11/15/02.....................................    3,420,000        AAA        3,680,399
                Massachusetts Industrial Finance Agency, Resource
                  Recovery, North Andover Solid Waste, Series A,
                  6.15%, 7/1/02........................................    3,250,000        BBB        3,378,603
                Massachusetts Industrial Finance Agency, Sturdy
                  Memorial Hospital, 7.9%, 6/1/09......................    1,900,000        BBB        2,069,442
                Massachusetts Municipal Wholesale Electric Co.,
                  Power Supply System Revenue, Series A, 6.625%,
                  7/1/03...............................................    3,165,000        A          3,525,430
                Massachusetts Water Resource Authority, Series A,
                  7.25%, 4/1/01........................................    1,000,000        A          1,122,790
                New England Education Loan Marketing Corp.,
                  Massachusetts Student Loan Revenue Refunding:
                   Issue A, 5.8%, 3/1/02...............................    8,825,000        AAA        9,257,337
                   Issue E, 5%, 7/1/99.................................    8,000,000        A          8,120,560

MICHIGAN        Michigan Municipal Bond Authority, Local Government
                  Loan Program, School Improvement, Zero Coupon,
                  6/15/06 (b)..........................................    4,750,000        AAA        2,827,438
                Michigan State Hospital Finance Authority, Hospital
                  Revenue, Sinai Hospital, Series 1995, 6%, 1/1/08.....    2,000,000        AAA        1,964,820
                Romulus Township, MI, School District, Series II, Zero
                  Coupon, 5/1/22, Prerefunded 5/1/07 (b) (c)...........    7,400,000        AAA        1,527,360

MISSISSIPPI     Mississippi Higher Education Assistance Corp.,
                  Student Loan Revenue, 1992 Series A,
                  6.2%, 1/1/02.........................................    1,200,000        A          1,263,108

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
NEVADA          Nevada State Housing Division, Single Family
                  Mortgage Revenue, Series R, 5.95%, 10/1/11...........    3,520,000        AA          3,699,802
                Nye County, NV, School District, 8.875%, 5/1/96 (b)....      500,000        AAA           508,595

NEW HAMPSHIRE   New Hampshire Higher Education and Health
                  Facilities Authority, Hospital Revenue, Frisbie
                  Memorial Hospital, Series 1993, 5.25%, 10/1/99.......    2,635,000        BBB         2,670,599

NEW JERSEY      New Jersey Economic Development, Series A,
                  7%, 7/1/04 (b).......................................    2,500,000        AAA         2,922,250

NEW YORK        Metropolitan Transportation Authority of New York,
                  Commuter Facilities Revenue:
                   6.75%, 7/1/00.......................................    1,200,000        BBB         1,303,908
                   6.9%, 7/1/01........................................    1,280,000        BBB         1,409,216
                  Transit Facilities Revenue:
                   Series K, 6.25%, 7/1/05 (b).........................    4,250,000        AAA         4,757,238
                   Series M, 5.3%, 7/1/06 (b)..........................    4,750,000        AAA         4,952,113
                   Series M, 5.5%, 7/1/08 (b)..........................    3,500,000        AAA         3,667,895
                   Service Contract, 6.75%, 7/1/00.....................    2,270,000        BBB         2,466,559
                   Service Contract, Series O, 5.75%, 7/1/07...........    1,975,000        BBB         2,041,696
                  Service Contract Lease Revenues, 6.9%, 7/1/01........    2,415,000        BBB         2,658,794
                Nassau County, NY, General Improvement, Series R,
                  5.125%, 11/1/01 (b)..................................    3,900,000        AAA         4,058,223
                New York City, General Obligation:
                  Series A, 7%, 8/1/04.................................    5,150,000        A           5,635,954
                  Series A, 6%, 8/1/05 (b).............................    2,560,000        AAA         2,804,045
                  Series 1992 B, 6.4%, 10/1/02.........................    4,905,000        A           5,193,267
                  Series B, 7%, 2/1/96.................................    2,000,000        A           2,005,320
                  Series B, 6.75%, 8/15/03.............................    7,000,000        A           7,547,610
                  Series B, 6.6%, 10/1/03..............................   10,200,000        A          10,912,878
                  Series C, ETM, 7.4%, 8/1/96**........................    1,560,000        A           1,594,616
                  Series C, 6.3%, 8/1/03 (b)...........................       50,000        AAA            55,489
                  Series D, 7.875%, 8/1/97.............................    2,025,000        A           2,136,395
                  Series D, ETM, 7.875%, 8/1/97**......................      530,000        A             562,547
                  Series D, 5.5%, 8/15/04..............................    2,800,000        A           2,784,628
                  Series 1996 G, 6.75%, 2/1/09 (f).....................    5,000,000                    5,421,550
                  Series 1992 H, 6.9%, 2/1/01..........................    6,000,000        A           6,444,480
                  Series H, 5.8%, 8/1/04...............................    5,000,000        A           5,073,950
                New York City Municipal Water Finance Authority,
                  Water and Sewer System Revenue, Zero Coupon,
                  6/15/96 (b)..........................................    1,000,000        AAA         1,012,460
                New York State Dormitory Authority:
                  City University System, Consolidated Revenue
                   Lease:
                    Series A, 5.5%, 7/1/03.............................    8,000,000        BBB         8,147,520
                    Series A, 5.5%, 7/1/03 (b).........................    1,250,000        AAA         1,327,238

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                  College and University Pooled Capital Program,
                   7.8%, 12/1/05 (b)...................................    1,285,000        AAA        1,418,936
                  Cons City University System, 5.75%, 7/1/06 (b).......    1,750,000        AAA        1,882,930
                  State University, 6.8%, 5/15/00 (b)..................    1,915,000        AAA        2,114,524
                New York State Energy Research and Development
                  Authority, Pollution Control Revenue, Electric and
                  Gas, 5.9%, 12/1/06 (b)...............................    2,200,000        AAA        2,393,996
                New York State Medical Care Facilities, Financing
                  Agency Revenue, Mount Sinai Hospital, Series 1983,
                  5.95%, 8/15/09.......................................    8,980,000        AAA        9,328,963
                New York State Thruway Authority, Special Obligation,
                  Zero Coupon, 1/1/02..................................    3,155,000        BBB        2,284,315
                New York State Urban Development Corporation,
                  Correctional Facilities:
                   Revenue Refunding, 1993 Series A, 5.3%, 1/1/05......    1,105,000        BBB        1,097,199
                   Series A, 5.3%, 1/1/05..............................    7,000,000        BBB        6,950,580
                   Series A, 5.4%, 1/1/06..............................    3,500,000        BBB        3,486,630

NORTH DAKOTA    Bismarck, ND, Hospital Revenue, St. Alexius Medical
                  Center, Series 1991, Zero Coupon, 5/1/00 (b).........    2,850,000        AAA        2,356,950
                Grand Forks, ND, Health Facilities, United Hospital
                  Obligation Group, Series A, 6%, 12/1/02 (b)..........    1,160,000        AAA        1,260,305

OHIO            Hamilton County, OH, Health System Revenue,
                  Franciscan Sisters of the Poor Health System,
                  Providence Hospital, Series 1992, 6.375%, 7/1/04.....    4,495,000        BBB        4,737,505

PENNSYLVANIA    Allegheny County, PA, Hospital Development
                  Authority, 6.5%, 7/1/00 (b)..........................    1,000,000        AAA        1,088,810
                Armstrong County, PA, Hospital Authority, St. Frances
                  Medical Center, Series A, 6.2%, 6/1/03 (b)...........    3,090,000        AAA        3,389,625
                Montgomery County, PA, Redevelopment Authority,
                  Multi Family Housing Revenue Refunding, KBF
                  Associates, LP Project, 6%, 7/1/04...................    2,685,000        BBB        2,692,062
                Philadelphia, PA, General Obligation, Refunding
                  Revenue, Series A, 11.5%, 8/1/99 (b).................    1,000,000        AAA        1,237,390
                Schuykill County, PA, Redevelopment Authority, Lease
                  Rental, Series A, 6.55%, 6/1/00 (b)..................    1,105,000        AAA        1,204,572
                Somerset County, PA, General Authority,
                  Commonwealth Lease Revenue, ETM, 6.45%,
                  10/15/00 (b)**.......................................    2,000,000        AAA        2,195,240

SOUTH
CAROLINA        South Carolina Jobs Economic Development Authority
                  Revenue, Franciscan Sisters of the Poor Health
                  System Inc., St. Francis Hospital, 6.375%, 7/1/04....    3,420,000        BBB        3,602,115
                Sumter County, SC, Hospital Facility Revenue
                  Refunding, Tuomey Medical Center, 6.375%,
                  11/15/99 (b).........................................    1,000,000        AAA        1,077,400

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA    South Dakota Student Loan Assistance Corp.
                  Revenue, Series A, 7%, 8/1/98........................    1,000,000        A           1,048,440

TENNESSEE       Shelby County, TN, General Obligation, Series A, Zero
                  Coupon, 5/1/11, Prerefunded 5/1/05 (c)...............    3,700,000        AAA         1,669,366

TEXAS           Austin, TX, Combined Utility System Revenue, Zero
                  Coupon, 11/15/09 (b).................................    6,775,000        AAA         3,287,095
                Austin, TX, Utility District, Water, Sewer & Electric
                  Revenue, 11%, 11/15/02, Prerefunded 5/15/97 (c)......    2,430,000        AAA         2,660,753
                Brownsville, TX, Utility System Revenue Refunding:
                  Series 1995, 6%, 9/1/08 (b)..........................    1,000,000        AAA         1,094,920
                  Series 1995, 6%, 9/1/09 (b)..........................    2,700,000        AAA         2,956,446
                Carrollton, TX, Farmers Branch Independent
                  School District, ETM, 9.4%, 6/1/96**.................      100,000        AAA           102,436
                Dallas County, TX, Hospital District, 9.75%, 4/10/96...      750,000        A             762,248
                Dallas, TX, Civic Center, Senior Lien, 8.6%, 1/1/06....    1,115,000        A           1,140,701
                Harris County, TX, Toll Road Authority, Toll Road
                  Revenue, Subordinate Lien, Series A, Zero Coupon:
                   8/15/06 (b).........................................    3,915,000        AAA         2,300,493
                   8/15/07 (b).........................................    1,050,000        AAA           580,661
                Texas Municipal Power Agency, Zero Coupon,
                  9/1/07 (b)...........................................    8,385,000        AAA         4,626,508
                Texas Public Finance Authority, Building Revenue
                  Refunding, Zero Coupon, 2/1/09 (b)...................    5,860,000        AAA         2,962,464

UTAH            Intermountain Power Agency, UT, Power Supply
                  Revenue, Series B:
                   Zero Coupon, 7/1/01 (b).............................   10,495,000        AAA         8,162,486
                   Zero Coupon, 7/1/02 (b).............................    2,500,000        AAA         1,849,000
                   6.25%, 7/1/06 (b) (f)...............................    8,000,000        AAA         8,785,680
                Intermountain Power Agency, UT, Special Obligation,
                  7.5%, 7/1/16, Crossover Refunded 7/1/96 (b) (d)......    3,000,000        AA          3,108,360
                Salt Lake County, UT, Water Conservation District,
                  Series A, Zero Coupon, 10/1/03 (b)...................    3,200,000        AAA         2,216,736

VIRGIN
ISLANDS         Virgin Islands, General Obligation, Public Finance
                  Authority Revenue, Matching Fund Loan Notes:
                   Series A, 6.7%, 10/1/99.............................    3,170,000        NR          3,329,990
                   Series A, 6.8%, 10/1/00.............................    1,035,000        NR          1,096,986

VIRGINIA        Roanoke, Virginia, Industrial Development Authority,
                  Hospital Revenue, Carilion Health System, 6.5%,
                  7/1/25, Prefunded 7/1/00 (b) (c).....................    5,000,000        AAA         5,471,900

WASHINGTON      Benton County, WA, Public Utility District, Electric
                  Revenue:
                   6%, 11/1/03 (b) (f).................................    3,275,000        AAA         3,491,903
                   6%, 11/1/04 (b) (f).................................    1,735,000        AAA         1,851,193

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
                Clark County, WA, Public Utility District #1, Generating
                  System Revenue Bonds, 6%, 1/1/07 (b).................   12,150,000        AAA        13,115,439
                King County, WA, Water District #107, ETM, 8.7%,
                  3/1/96**.............................................      120,000        AAA           121,042
                Snohomish County, WA, Public Utility District #1, 1991
                  Series B, 6.4%, 1/1/00...............................    2,000,000        A           2,152,280
                Washington Healthcare Facilities Authority, Empire
                  Health Services, Spokane, Series 1993, 4.35%,
                  11/1/96 (b)..........................................    1,760,000        AAA         1,770,155
                Washington Public Power Supply System:
                  Nuclear Project #1, Refunding Revenue:
                   Series A, 7%, 7/1/96................................    1,000,000        AA          1,016,120
                   Series B, 5.15%, 7/1/02.............................    5,275,000        AA          5,388,940
                   Series B, 5%, 7/1/01................................    1,500,000        AA          1,523,790
                   Series B, 5.25%, 7/1/03.............................    5,555,000        AA          5,689,875
                   Series D, 15%, 7/1/17, Prerefunded 7/1/96 (c).......    2,595,000        AAA         2,815,549
                  Nuclear Project #2, Refunding Revenue:
                   Series A, 6.3%, 7/1/01..............................    6,000,000        AA          6,469,980
                   Series A, 4.9%, 7/1/05..............................    4,930,000        AA          4,863,741
                   Series A, 5.8%, 7/1/07..............................    2,120,000        AA          2,217,880
                   Series A, 5.25%, 7/1/08.............................    3,000,000        AA          2,970,210
                   Series B, 5.15%, 7/1/02.............................    6,085,000        AA          6,216,436
                  Nuclear Project #3, Refunding Revenue:
                   Series B, 5%, 7/1/01................................    6,210,000        AA          6,308,491
                   Series B, 7.15%, 7/1/01.............................    1,310,000        AA          1,448,048
                   Series B, 5.15%, 7/1/02.............................    3,165,000        AA          3,233,364
                   Series B, 5.25%, 7/1/03.............................    6,100,000        AA          6,248,108
                   Series B, Zero Coupon, 7/1/04 (b)...................    8,000,000        AAA         5,299,920
                   Series C, 5%, 7/1/05................................   10,905,000        AA         10,856,037
                Washington State Housing Finance, Series A, 7.1%,
                  12/1/17..............................................    3,165,000        AAA         3,299,418

WEST VIRGINIA   South Charleston, WV, Pollution Control Revenue,
                  Union Carbide, 7.625%, 8/1/05........................    2,000,000        BBB         2,340,980

WISCONSIN       Wisconsin Health & Education Facilities Authority:
                  Columbia Hospital Inc., 6.125%, 11/15/01 (b).........    1,000,000        AAA         1,082,030
                  Mercy Health System Corporation:
                   6%, 8/15/05 (b).....................................    1,400,000        AAA         1,522,584
                   6.125%, 8/15/06 (b).................................    1,480,000        AAA         1,622,272
                   6.25%, 8/15/07 (b)..................................    1,000,000        AAA         1,104,490
                  Wheaton Franciscan Hospital:
                   6%, 8/15/02 (b).....................................    1,000,000        AAA         1,082,100
                   5.8%, 8/15/04 (b)...................................    1,675,000        AAA         1,798,213

   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                         Unaudited
                                                                         -----------------------------------------
                                                                          Principal        Credit        Market
                                                                         Amount ($)      Rating (e)      Value ($)
------------------------------------------------------------------------------------------------------------------
WYOMING         Wyoming Community Development Authority, Single
                  Family Mortgage Revenue, Zero Coupon,
                  6/1/96 (b)...........................................    2,150,000        AA          2,101,195
                                                                                                      -----------
                TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                  (Cost $670,828,881)..................................                               703,173,918
                                                                                                      -----------
=================================================================================================================
                TOTAL INVESTMENT PORTFOLIO -- 100.0%
                  (Cost $692,971,490) (a)..............................                               725,328,518
                                                                                                      ===========

(a) The cost for federal income tax purposes was $692,971,490. At December 31, 1995, net unrealized appreciation for all securities was $32,357,028. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $32,443,431 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $86,403.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FHA, FSA, or MBIA.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(d) Crossover refunded: Bonds which are crossover refunded are secured by an escrow of securities which is used to pay principal on the tax exempt issue and retire the bonds in full at the earliest refunding date, except in the case of default by the issuer or inadequacy in the escrow account.

(e) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(f) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------
DECEMBER 31, 1995
----------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $692,971,490)
   (Note A)...................................................                    $725,328,518
Cash..........................................................                          31,736
Receivables:
   Interest...................................................                      10,543,250
   Investments sold...........................................                       2,384,225
   Fund shares sold...........................................                         372,727
   Other assets...............................................                           4,747
                                                                                  ------------
                Total assets..................................                     738,665,203

LIABILITIES
Payables:
   When-issued and forward delivery securities (Note A).......    $24,974,508
   Dividends..................................................      1,102,819
   Fund shares redeemed.......................................        455,352
   Accrued management fee (Note C)............................        341,230
   Accrued expenses (Note C)..................................        181,720
                                                                  -----------
                Total liabilities.............................                      27,055,629
                                                                                  ------------
Net assets, at market value...................................                    $711,609,574
                                                                                  ============
NET ASSETS
Net assets consist of:
   Net unrealized appreciation on investments.................                    $ 32,357,028
   Accumulated net realized gain..............................                         747,469
   Shares of beneficial interest..............................                         632,172
   Additional paid#in capital.................................                     677,872,905
                                                                                  ------------
Net assets, at market value...................................                    $711,609,574
                                                                                  ============
NET ASSET VALUE, offering and redemption price per share
   ($711,609,574 divided by 63,217,191 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized)                                                                $11.26
                                                                                        ======

   The accompanying notes are an integral part of the financial statements.

                                                                          FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest......................................................                     $40,251,194

Expenses:
Management fee (Note C).......................................   $4,083,050
Services to shareholders (Note C).............................      608,658
Custodian and accounting fees (Note C)........................      222,418
Trustees' fees (Note C).......................................       34,819
Reports to shareholders.......................................       89,288
Legal.........................................................       15,355
Auditing......................................................       56,280
State registration............................................       34,039
Other.........................................................       49,899
                                                                 ----------
Total expenses before reductions..............................    5,193,806
Expense reductions (Note C)...................................     (174,121)
                                                                 ----------
Expenses, net.................................................                       5,019,685
                                                                                   -----------
Net investment income.........................................                      35,231,509
                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investments..............................                       4,031,600
Net unrealized appreciation on investments
   during the period..........................................                      56,190,627
                                                                                   -----------
Net gain on investments.......................................                      60,222,227
                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........                     $95,453,736
                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

SCUDDER MEDIUM TERM TAX FREE FUND
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                                 -----------------------------
INCREASE (DECREASE) IN NET ASSETS                                     1995            1994
----------------------------------------------------------------------------------------------
Operations:
Net investment income.........................................   $ 35,231,509   $   43,643,974
Net realized gain from investments............................      4,031,600        1,334,624
Net unrealized appreciation (depreciation)
   on investments during the period...........................     56,190,627      (81,623,664)
                                                                 ------------   --------------
Net increase (decrease) in net assets
   resulting from operations..................................     95,453,736      (36,645,066)
                                                                 ------------   --------------
Distributions to shareholders:
From net investment income ($.54 and $.53 per
   share, respectively).......................................    (35,231,509)     (43,643,974)
                                                                 ------------   --------------
From net realized gains from investment
   transactions ($.05 and $.05 per share, respectively).......     (3,199,100)      (3,856,845)
                                                                 ------------   --------------
Fund share transactions:
Proceeds from shares sold.....................................    105,990,498      242,143,475
Net asset value of shares issued to
   shareholders in reinvestment of distributions..............     23,977,046       30,767,915
Cost of shares redeemed.......................................   (176,818,110)    (504,752,983)
                                                                 ------------   --------------
Net decrease in net assets from Fund share transactions.......    (46,850,566)    (231,841,593)
                                                                 ------------   --------------
INCREASE (DECREASE) IN NET ASSETS.............................     10,172,561     (315,987,478)
Net assets at beginning of period.............................    701,437,013    1,017,424,491
                                                                 ------------   --------------
NET ASSETS AT END OF PERIOD...................................   $711,609,574   $  701,437,013
                                                                 ============   ==============

OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period.....................     67,486,134       89,545,863
                                                                 ------------   --------------
Shares sold...................................................      9,691,714       22,098,846
Shares issued to shareholders in reinvestment
   of distributions...........................................      2,182,653        2,858,978
Shares redeemed...............................................    (16,143,310)     (47,017,553)
                                                                 ------------   --------------
Net decrease in Fund shares...................................     (4,268,943)     (22,059,729)
                                                                 ------------   --------------
Shares outstanding at end of period...........................     63,217,191       67,486,134
                                                                 ============   ==============

   The accompanying notes are an integral part of the financial statements.

                                                                                                               FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED
FROM THE FINANCIAL STATEMENTS.

                                                                       YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                           1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                                        -------------------------------------------------------------------------------------------
Net asset value, beginning
  of period..........................     $10.39   $11.36   $10.86   $10.62   $10.11   $10.04   $10.02   $10.07   $10.34   $10.03
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment operations:
  Net investment income (a) .........        .54      .53      .60      .65      .67      .54      .56      .54      .54      .62
  Net realized and
   unrealized gain (loss)
   on investments....................        .92     (.92)     .56      .27      .52      .07      .02     (.05)    (.22)     .41
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment operations.....       1.46     (.39)    1.16      .92     1.19      .61      .58      .49      .32     1.03
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less distributions from:
  From net investment income.........       (.54)    (.53)    (.60)    (.65)    (.67)    (.54)    (.56)    (.54)    (.54)    (.62)
  From net realized
   gains on investments..............       (.05)    (.05)    (.06)    (.03)    (.01)      --       --       --     (.05)    (.10)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total distributions................       (.59)    (.58)    (.66)    (.68)    (.68)    (.54)    (.56)    (.54)    (.59)    (.72)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Net asset value, end of period.....     $11.26   $10.39   $11.36   $10.86   $10.62   $10.11   $10.04   $10.02   $10.07   $10.34
                                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN (%) (B).................      14.32    (3.50)   10.94     8.93    12.13     6.29     6.00     4.92     3.23    10.54

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions).......................        712      701    1,017      661      268       27       54       99      125      104
Ratio of operating expenses
  net, to average daily net
  assets (%) (a).....................        .70      .63      .14       --       --      .97      .91      .79      .80      .82
Ratio of net investment income
  to average net assets (%)..........       4.92     4.94     5.35     6.07     6.44     5.37     5.62     5.05     5.37     6.00
Portfolio turnover rate (%)..........       36.1     33.8     37.3     22.4     14.0    116.9     15.7     31.2     32.6     44.3
(a) Portion of expenses
      reimbursed by
      the Adviser....................     $   --   $   --   $ .005   $ .014   $ .020   $ .001   $   --   $   --   $   --   $   --
    Management fee and
      other fees not imposed.........     $ .003   $  .01   $ .063   $ .064   $ .062   $ .002   $   --   $   --   $   --   $   --

    Annualized ratio of operating expenses, including expenses reimbursed, management fee and other expenses not imposed, to average daily net assets aggregated 0.72%, 0.71%, 0.75%, 0.80%, 0.88% and 1.00% for the years ended
    December 31, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.

(b) Total returns may have been higher due to maintenance of the Fund's expenses. On November 1, 1990, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Financial information for each of the five years in the period ended December 31, 1990 should not be considered representative of the present Fund.

SCUDDER MEDIUM TERM TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

                                                  NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

B.  PURCHASES AND SALES OF SECURITIES
-------------------------------------------------------------------------------

For the year ended December 31, 1995, purchases and sales of investments (excluding short-term) aggregated $250,562,247 and $302,033,268, respectively.

C.  RELATED PARTIES
-------------------------------------------------------------------------------

Under the Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement.

SCUDDER MEDIUM TERM TAX FREE FUND
-------------------------------------------------------------------------------

The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such assets in excess of $500,000,000 computed and accrued daily and payable monthly. The Management Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser agreed not to impose all or a portion of its management fee until October 31, 1995, and during such period to maintain the annualized expenses of the Fund at not more than 0.70% of average daily net assets. For the year ended December 31, 1995, the management fee aggregated $4,083,050 of which $174,121 was not imposed and $341,230 is unpaid at December 31, 1995.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995 the amount charged to the Fund by SSC amounted to $446,459 of which $35,046 is unpaid at December 31, 1995.

Effective February 21, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $88,116, of which $8,494 is unpaid at December 31, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses aggregated $34,819.

                                              REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER TAX FREE TRUST AND THE SHAREHOLDERS OF SCUDDER MEDIUM TERM TAX FREE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Medium Term Tax Free Fund, including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Medium Term Tax Free Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.



Boston, Massachusetts               COOPERS & LYBRAND L.L.P.

February 2, 1995

SCUDDER MEDIUM TERM TAX FREE FUND
TAX INFORMATION
-------------------------------------------------------------------------------

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Of the dividends paid from net investment income for the fiscal year ended December 31, 1995, 100% were exempt interest dividends which are tax exempt for regular federal income tax purposes, and are not an item of tax preference for purposes of the federal alternative minimum tax, if applicable.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,282,895 as capital gain dividends for the year ended December 31, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                                                           OFFICERS AND TRUSTEES


David S. Lee*
    President and Trustee

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University College of Business Administration

Juris Padegs*
    Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

M. Ashton Patton*
    Vice President

Coleen Downs Dinneen*
     Assistant Secretary


* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------

                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                 Tax Free Money Market+                                Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------

                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------

                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------

                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.

                                                          HOW TO CONTACT SCUDDER



 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------


                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------


                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                                New York
                                         Boston                                    Portland, OR
                                         Chicago                                   San Diego
                                         Cincinnati                                San Francisco
                                         Los Angeles                               Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder                For information on Scudder
                                         Treasurers Trust,(TM) an institutional    Institutional Funds,* funds
                                         cash management service for               designed to meet the broad
                                         corporations, non-profit                  investment management and
                                         organizations and trusts that uses        service needs of banks and
                                         certain portfolios of Scudder Fund,       other institutions, call
                                         Inc.* ($100,000 minimum), call            1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------


    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


         Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long- term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

         Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Managed
Municipal
Bonds

Annual Report
December 31, 1995

o  Offers opportunity for tax-free income
   by investing primarily in high-grade, long-term municipal securities.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER MANAGED MUNICIPAL BONDS

   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  20 Financial Statements

  23 Financial Highlights

  24 Notes to Financial Statements

  28 Report of Independent Accountants

  29 Tax Information

  29 Officers and Trustees

  30 Investment Products and Services

  31 How to Contact Scudder


     IN BRIEF

o Scudder Managed Municipal Bonds posted a strong total return of 17.12% for the 12-month period ended December 31, 1995, as the municipal bond market made a dramatic recovery after disappointing investors in 1994.

o The Fund's 30-day net annualized SEC yield was 4.71% on December 31, 1995. For investors in the top federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a 7.36% and 7.80% taxable yield, respectively.

BAR CHART TITLE:  The Fund's 30-Day Net Annualized SEC Yield and
                            Taxable Equivalent Yields
                             as of December 31, 1995

CHART DATA:
                                Taxable-Equivalent      Taxable-Equivalent
       The Fund's 30-Day Net     Yield at 36% Tax       Yield at 39.6% Tax
        Annualized SEC Yield          Bracket                Bracket
        --------------------          -------                -------

               4.71%                   7.36%                  7.80%

o The Fund continues to outpace the average performance of similar funds over one-, two-, three-, four-, five-, and ten-year periods, according to Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder Managed Municipal Bonds' objective is to provide a high level of tax-free income by investing in high-grade, long-term municipal issues. The Fund's managers work to sort through the municipal marketplace to find attractively valued individual bonds or classes of bonds. They seek to achieve better total returns than might an unmanaged portfolio of similar bonds.

         Your Fund performed well in 1995, as you'll see in the Portfolio Management Discussion beginning on page 6. How did the municipal market overall perform last year? Very well, considering the continued low level of demand from individual investors for tax-free bonds. While individual investors focused primarily on the stock market, insurance companies and other institutional buyers purchased short- and intermediate-term municipals. Tax-free bonds made gains in 1995, but still represent appreciable value versus U.S. Treasuries. Consider the relative yields of AAA municipal bonds versus Treasuries of the same maturity as of the close of 1995: 10-year municipals yielded 4.65%, while 10-year Treasuries yielded 3.88% if taxed at the 31% rate and only 3.39% at the 39.6% level. We believe that demand for municipals will rise as investors continue to recognize this disparity. We also continue to believe that when budget and taxation matters are resolved in Washington, municipal bonds will remain attractive to investors in higher tax brackets.

         If you have any questions concerning your Scudder Managed Municipal Bonds investment, please call a Scudder Investor Relations representative at 1-800-225-2470. Thank you for investing with Scudder.

                               Sincerely,

                               /s/David S. Lee
                               David S. Lee
                               President,
                               Scudder Managed Municipal Bonds

SCUDDER MANAGED MUNICIPAL BONDS
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER MANAGED MUNICIPAL BONDS
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,712    17.12%    17.12%
5 Year    $15,251    52.51%     8.81%
10 Year   $23,831   138.31%     9.07%

LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,746     17.46%   17.46%
5 Year    $15,262     52.62%    8.82%
10 Year   $24,202    142.02%    9.24%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Managed Municipal Bonds
Year            Amount
----------------------
85             $10,000
86             $11,684
87             $11,723
88             $13,162
89             $14,635
90             $15,626
91             $17,536
92             $19,112
93             $21,657
94             $20,348
95             $23,831

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
85             $10,000
86             $11,931
87             $12,111
88             $13,342
89             $14,781
90             $15,858
91             $17,784
92             $19,352
93             $21,729
94             $20,606
95             $24,202

Lehman Brothers Municipal Bond Index is an unmanaged market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.




-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $ 8.93  $ 8.24  $ 8.60  $ 8.54  $ 8.45  $ 8.80  $ 8.72  $ 9.09  $ 8.07  $ 8.94
INCOME DIVIDENDS..   $  .61  $  .61  $  .60  $  .59  $  .55  $  .53  $  .51  $  .47  $  .46  $  .48
CAPITAL GAINS
DISTRIBUTIONS.....   $  .24  $  .11  $  .02  $  .39  $  .09  $  .12  $  .33  $  .29  $  .02  $   --
FUND TOTAL
RETURN (%)........    16.84    0.34   12.27   11.19    6.77   12.23    8.98   13.32   -6.04   17.12
INDEX TOTAL
RETURN (%)........    19.31    1.51   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility
Revenue                  27%
Core Cities/Lease        12%              As of the close of 1995, the
Hospital/Health           8%              Fund held securities issued
Other General                             in 31 states plus the
Obligation/Lease          7%              District of Columbia.
Higher Education          6%
Housing Finance
Authority                 6%
State General Obligation  6%
Water/Sewer Revenue       6%
Pollution Control/
Industrial Development    5%
Miscellaneous Municipal  17%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
Short-Term Notes          2%
AAA                      51%              Portfolio quality remains
AA                       18%              high, with 71% of the Fund's
A                        19%              assets rated AAA, AA, or the
BBB                       9%              equivalent.
Not Rated                 1%
                        ----
                        100%
                        ====
Weighed averaged quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year         4%               During the past 12-month
1 - 5 years             10%               period, we kept the Fund's
5 - 10 years            31%               average effective maturity
10 - 20 years           47%               on par with that of our
Greater than 20 years    8%               benchmark index.
                       ----
                       100%
                       ====
Weighted average effective maturity: 11 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.

SCUDDER MANAGED MUNICIPAL BONDS
PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

         Municipal bonds--especially bonds with intermediate- to longer-term maturities--performed extremely well in 1995 as inflation fears eased and interest rates declined. Scudder Managed Municipal Bonds fully participated in the market's price recovery, posting a total return of 17.12% for the 12-month period ended December 31, and exceeding the 16.84% average return for similar funds compiled by Lipper Analytical Services, Inc. The Fund's net asset value rose 10.78% from $8.07 per share on December 31, 1994, to $8.94 on December 31, 1995. The Fund's total return also included reinvestment of income distributions to shareholders totaling $0.48 per share. Scudder Managed Municipal Bonds provided a 30-day net annualized SEC yield of 4.71% as of December 31, 1995, equivalent to a 7.36% taxable yield for investors in the 36% federal income tax bracket.

         The Fund's solid 1995 performance versus the competition matches its longer-term record; Scudder Managed Municipal Bonds has consistently outperformed the Lipper average of similar municipal bond funds over longer periods, as shown in the chart below. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                  Scudder Managed Municipal Bonds' Total Return
                       Versus the Average of Similar Funds
          (Average annual returns for periods ended December 31, 1995)

                    Scudder
                    Managed
                   Municipal                                 Number of
   Period            Bonds           Lipper Average        Funds Tracked
   ------            -----           --------------        -------------
   1 year            17.12%              16.84%                 225
   2 years            4.90                4.52                  175
   3 years            7.63                7.18                  121
   4 years            7.97                7.58                  107
   5 years            8.81                8.47                   98
   10 years           9.07                8.60                   56

      Performance statistics compiled by Lipper Analytical Services, Inc.

                            A Solid Comeback in 1995

         Following one of the worst years in history for fixed-income securities, municipal money managers and other institutional investors put cash to work beginning in the first quarter of 1995 as interest rates began to turn down, buying bonds they felt were significantly oversold. The rally in municipal bonds continued during most of the rest of year, posting gains in every month except July. Discount bonds and noncallable bonds performed best, favored by investors because of their greater upside potential versus bonds of equivalent maturity.

BAR CHART TITLE:                  Supply of New
                                Municipal Issues:
                                  (in billions)

CHART DATA:
                              1994     1995    1996
                              ----     ----    ----
                              $163     $156    $150*

                              *Estimated

         As encouraging as the performance of tax-free bonds was, returns did not match those of U.S. Treasuries. For example, while yields of long-term Treasury bonds declined almost two percentage points and their prices rose 25.10% during 1995, yields of municipal bonds of similar maturity declined 1.4 percentage points, with prices rising only 10.45%. Demand for municipals was held back by several factors, including the outstanding performance of the stock market, continued reluctance to invest in bonds due to the negative impact of 1994's interest rate increases, and concerns over the Orange County, California, bankruptcy.

         While weak demand for municipals has been a hindrance, the continued limited supply of newly-issued bonds was a bright spot. New issue volume for 1995 was $156 billion, down 4.3% from the $163 billion of new issues sold in 1994. With refinancing activity diminished, we expect the supply of tax-exempt bonds to remain relatively low in the near term. In fact, we expect that in 1996, for the second year running, the net supply of municipal bonds outstanding will actually decline as the number of maturities and calls will amount to approximately $190 billion.

                                Portfolio Review

         Our strategy during the past calendar year was to keep the Fund's average effective maturity on par with that of our benchmark index. In actuality, this requires us to extend the Fund's maturity slightly from time to time, because bonds the Fund already holds gradually shorten as they approach their maturity dates. The Fund's average effective maturity was 11 years as of December 31, 1995. Our philosophy amid the current uncertainty over the course of the U.S. economy is to buy municipal bonds based on careful credit analysis and our estimation of a bond's relative value, rather than on the basis of interest rate forecasts. As such, we intend to maintain a neutral maturity stance and hope to add value through a careful structuring of the portfolio, seeking individual bonds which are undervalued.

         Our long-term investment strategy remains the same as in the past. In conjunction with our primary goals of maximizing the Fund's yield while maintaining as much price stability as possible, we continue to purchase high-grade, longer-term municipal bonds. On December 31, bonds with effective maturities between 10 and 20 years represented approximately 47% of the Fund's portfolio. Bonds in this maturity range continue to offer attractive value -- providing nearly as much yield as bonds with longer (30-year) maturities, but with less price volatility.

         Diversification remains an important investment strategy for Scudder Managed Municipal Bonds, allowing us to spread the portfolio's risk over a large number of geographic areas, bond sectors, and maturities. The Fund held securities issued in 31 states plus the District of Columbia as of the close of 1995. In addition, Fund assets were distributed among electric utility revenue bonds, lease rentals, hospital/healthcare bonds, general obligation bonds, and several other categories.

         Portfolio credit quality remains high, with approximately 71% of Fund assets rated AAA, AA, or the equivalent. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or assigned an equivalent rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

         Lastly, purchasing bonds with call protection remains a fundamental part of our investment strategy. When long-term interest rates on municipal bonds are declining, as happened in 1995, we believe it is important to protect a significant portion of the Fund's bonds from being called in by their issuers before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream than would exist if the portfolio held significant amounts of bonds that could be called in before their stated maturities.

                                     Outlook

         Our view of the municipal bond market has not changed significantly from six months ago. We expect the present economic environment of slow growth and low inflation--which has been with us for some time--to continue in the near term, with the possibility of a brief economic slowdown occurring in the second half of 1996. We believe the municipal bond market and bonds in general would benefit from either environment, but we expect more modest declines in interest rates this year than last year. Though municipals staged a rally in the latter half of 1995, municipal bond yields remain at historical highs relative to Treasury bonds. Because of this relationship, large institutions that pay no taxes continue to purchase tax-free securities for their price appreciation potential. Our ongoing strategy as portfolio managers will reflect our commitment to seek relatively high tax-free income and competitive total returns for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton               /s/Philip G. Condon
Donald C. Carleton                  Philip G. Condon


                                 Scudder Managed
                                Municipal Bonds:
                          A Team Approach to Investing

   Scudder Managed Municipal Bonds is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Donald C. Carleton has had responsibility for Scudder Managed Municipal Bonds' day-to-day operations since 1986 and joined Scudder in 1983. Don, who has more than 25 years of experience in the investment industry, also serves as Lead Portfolio Manager for Scudder Medium Term Tax Free Fund and other Scudder funds. Philip G. Condon, Portfolio Manager, became a member of the team in 1988 and has worked at Scudder since 1983. Phil, who has more than 15 years of experience in municipal investing, also is Lead Portfolio Manager of Scudder High Yield Tax Free Fund and Scudder Massachusetts Tax Free Fund, as well as other Scudder tax free funds.

SCUDDER MANAGED MUNICIPAL BONDS
INVESTMENT PORTFOLIO  as of December 31, 1995
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        -------------------------------------------------------------------------------------------------
1.5%                    SHORT-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------------

CALIFORNIA              California Community College Finance Authority,
                         Pooled Tax and Revenue Anticipation Notes,
                         Series B, 5%, 8/30/96 ..................................       1,000,000     SP1+      1,008,700

FLORIDA                 Halifax Hospital Medical Center, FL, Hospital
                         Revenue, Auction Reset Security, Series A,
                         4.1%, 10/1/19 (d)* .....................................       6,000,000     AAA       6,000,000

KENTUCKY                Jefferson County, KY, Hospital Revenue, Variable
                         Auction Rate Security, 4%, 10/23/14 (d)* ...............       4,500,000     AAA       4,500,000
                                                                                                               ----------
                        TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                         (Cost $11,503,163) .....................................                              11,508,700
                                                                                                               ----------
                        -------------------------------------------------------------------------------------------------
98.5%                   LONG-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------------

ALASKA                  North Slope Borough, AK, General Obligation:
                         Capital Appreciation:
                          Series A, Zero Coupon, 6/30/06 (d) ....................       7,000,000     AAA       4,136,510
                          Series B, Zero Coupon, 6/30/04 (d) ....................      15,000,000     AAA       9,938,700
                          Series B, Zero Coupon, 6/30/05 (d) ....................      18,200,000     AAA      11,385,192
                          Series I, 6.6%, 6/30/96 (d) ...........................       1,000,000     AAA       1,014,610
                          Series B, Zero Coupon, 1/1/03 (d)                             8,000,000     AAA       5,761,040

ARIZONA                 Maricopa County, AZ, School District #28, Kyrene
                         Elementary School, Series B, Zero Coupon,
                         1/1/06 (d) .............................................       4,905,000     AAA       3,034,331
                        Maricopa County, AZ, Unified School District #69,
                         Paradise Valley, Zero Coupon, 7/1/02 (d) ...............       2,100,000     AAA       1,563,051

ARKANSAS                Arkansas Development Finance Authority, Single
                         Family Mortgage Revenue, Series B, 7.7%, 12/1/14 .......       2,555,000     A         2,681,266

CALIFORNIA              California General Obligation:
                         6.4%, 2/1/06 (d) .......................................       3,500,000     AAA       3,955,175
                         6.25%, 10/1/07 (d) .....................................       4,000,000     AAA       4,470,240
                         6.25%, 4/1/08 (d) ......................................       5,000,000     AAA       5,557,400
                         6.6%, 2/1/09 (d) .......................................      15,600,000     AAA      17,862,156
                        California Housing Finance Agency, Multi-Unit Rental
                         Housing Revenue, Series A, 7.7%, 8/1/10 ................       1,000,000     A         1,109,490
                        California State Public Works Board, Lease Revenue,
                         Department of Corrections, Del Norte/Imperial,
                         Series C, 4.875%, 12/1/06 (d) ..........................       6,250,000     AAA       6,264,438


   The accompanying notes are an integral part of the financial statements.

                                                                                                    INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        California Statewide Community Development
                         Authority, Certificate of Participation, Lutheran
                         Homes, 5.5%, 11/15/08 ..................................       2,250,000     A         2,353,568
                        Foothill Eastern Transportation Corridor Agency, CA,
                         Toll Road Revenue, Senior Lien, Series A,
                         Zero Coupon:
                          1/1/09 ................................................       5,000,000     BBB       2,980,600
                          1/1/11 ................................................       4,000,000     BBB       2,403,120
                          1/1/12 ................................................       4,000,000     BBB       2,399,240
                          1/1/14 ................................................       6,250,000     BBB       3,758,875
                          1/1/15 ................................................      11,000,000     BBB       3,396,360
                        Los Angeles County, CA, Public Works Financing
                         Authority, Capital Construction, 5%, 3/1/06 ............       5,850,000     AA        5,861,525
                        Los Angeles County, CA, Certificate of Participation,
                         Disney Parking Project, Zero Coupon:
                          9/1/07 ................................................       4,030,000     A         1,947,135
                          9/1/09 ................................................       5,425,000     A         2,283,545
                        Roseville, CA, Unified High School District, General
                         Obligation, Series B, Zero Coupon:
                          8/1/10 (d) ............................................       1,830,000     AAA         842,294
                          8/1/12 (d) ............................................       2,015,000     AAA         827,158
                          8/1/15 (d) ............................................       1,000,000     AAA         345,800
                        San Joaquin, CA, Certificate of Participation, County
                         Public Facilities Project, 5.5%,
                         11/15/13 (d) ...........................................       3,895,000     AAA       4,052,786
                        San Jose, CA, Redevelopment Agency, Merged Area
                         Redevelopment Project, Tax Allocation Bonds, 6%,
                         8/1/08 (d) .............................................       1,500,000     AAA       1,641,750

COLORADO                Colorado Housing Finance Authority Revenue:
                         Series A, 8.1%, 10/1/05 ................................       2,030,000     AA        2,372,441
                         Series A, 8.15%, 10/1/06 ...............................       2,145,000     AA        2,506,197
                         Series A, 8.25%, 10/1/10 (b) ...........................       1,940,000     AA        2,241,631
                         Series A, 8.25%, 10/1/11 ...............................       1,680,000     AA        1,930,975
                         Series A, 8.25%, 10/1/12 ...............................       1,945,000     AA        2,223,796
                         Multi-Family Mortgage:
                          Series A, 8.15%, 10/1/07 ..............................       2,320,000     AA        2,710,665
                          Series A, 8.2%, 10/1/08 ...............................       2,510,000     AA        2,924,125
                          Series A, 8.2%, 10/1/09 ...............................       2,725,000     AA        3,157,812

CONNECTICUT             Connecticut Development Authority, Airport Facilities,
                         Windsor Locks Hotel, Series A, 5.8%, 10/1/97 ...........       3,000,000     A         3,044,670

DISTRICT OF
COLUMBIA                District of Columbia, Certificate of Participation:
                         Series 1993, 6.875%, 1/1/03 ............................       2,500,000     B         2,543,650
                         7.3%, 1/1/13 ...........................................       1,000,000     B         1,044,880


   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        District of Columbia, General Obligation:
                         Series A, 5.875%, 6/1/05 (d) ...........................       3,300,000     AAA       3,507,075
                         Series B, Zero Coupon, 6/1/03 (d) ......................       2,000,000     AAA       1,389,260
                         Series B3, 5.3%, 6/1/05 (d) ............................       1,350,000     AAA       1,377,027
                         Series B3, 5.5%, 6/1/07 (d) ............................       1,000,000     AAA       1,022,950
                         Series B3, 5.5%, 6/1/08 (d) ............................       3,225,000     AAA       3,274,181
                        District of Columbia, Georgetown University, Series A,
                         7.25%, 4/1/11 ..........................................       2,965,000     A         3,187,405

FLORIDA                 Florida Housing Finance Revenue, Home Ownership
                         Mortgage Revenue, GNMA Backed, "A", 8.595%,
                         11/1/17 ................................................         860,000     AAA         888,655

GEORGIA                 Burke County, GA, Development Authority, Pollution
                         Control Revenue, Ogelthorpe Power Corp., Vogtle
                         Project, 7.7%, 1/1/06 (d) ..............................      11,000,000     AAA      13,115,630
                        Monroe County, GA, Development Authority,
                         Pollution Control Revenue, Ogelthorpe Power
                         Corporation, Scherer Project, 6.7%, 1/1/09 .............       3,255,000     A         3,712,328
                        Municipal Electric Authority of Georgia:
                         Power Revenue, Series V, 6.5%, 1/1/12 (d) ..............       5,000,000     AAA       5,729,850
                         Special Obligation, 4th Crossover, Series X,
                          Project #1, 6.5%, 1/1/12 (d) ..........................       3,500,000     AAA       4,010,895

ILLINOIS                Central Lake County, IL, Joint Action Water Agency,
                         Refunding Revenue, Zero Coupon, 5/1/04 (d) .............       2,445,000     AAA       1,632,918
                        Chicago, IL, Motor Fuel Tax Revenue,
                         5.375%, 1/1/14 (d) .....................................       5,000,000     AAA       5,054,750
                        Chicago, IL, General Obligation, Emergency
                         Telephone System, 5.6%, 1/1/09 (d) .....................       7,200,000     AAA       7,546,176
                        Chicago, IL, General Obligation Lease,
                         Board of Education, Series A, 6.25%, 1/1/15 (d) ........       2,725,000     AAA       3,057,232
                        Chicago, IL, Public Building Commission, Building
                         Revenue:
                          Series A, 5.25%, 12/1/07 (d) ..........................       5,000,000     AAA       5,165,550
                          Series A, 5.25%, 12/1/08 (d) ..........................       2,655,000     AAA       2,722,596
                        Chicago, IL, Wastewater Transmission Revenue,
                         5.375%, 1/1/13 (d) .....................................       2,000,000     AAA       2,049,420
                        Du-Page, IL, Industrial Development Revenue,
                         Weyerhaeuser Company Project, Series 1983,
                         8.65%, 11/1/08 .........................................       3,600,000     NR        3,685,752
                        Illinois Development Finance Authority Refunding
                         Revenue, Commonwealth Edison Company, 5.85%,
                         1/15/14 ................................................       5,000,000     BBB       4,837,650
                        Illinois Educational Facilities Authority, Loyola
                         University, Zero Coupon, 7/1/05 (d) ....................       3,100,000     AAA       1,947,978

   The accompanying notes are an integral part of the financial statements.

                                                                                                    INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        Illinois Health Facilities Authority:
                         Delnor Community Hospital, 5.5%, 5/15/13 (d) ...........       1,500,000     AAA       1,513,020
                        Memorial Medical Center - Springfield,
                         5.25%, 10/1/09 (d) .....................................       1,725,000     AAA       1,728,209
                        Illinois State Sales Tax Revenue, Series P, 6.5%,
                         6/15/13 ................................................       2,100,000     AAA       2,405,466
                        Northern Illinois University, Board of Regents,
                         Series 1992, Zero Coupon:
                          4/1/05 (d) ............................................       1,865,000     AAA       1,181,533
                          4/1/06 (d) ............................................       1,865,000     AAA       1,111,036
                          4/1/07 (d) ............................................       1,865,000     AAA       1,044,214
                          10/1/05 (d) ...........................................       1,865,000     AAA       1,151,656
                          10/1/06 (d) ...........................................       1,865,000     AAA       1,081,625
                          10/1/07 (d) ...........................................       1,865,000     AAA       1,017,637
                        Northwest Suburban Municipal Joint Action Water
                         Agency, IL, ETM, 6.5%, 5/1/15** ........................       2,000,000     AAA       2,272,240
                        Oak Lawn, IL, Water and Sewer Revenue:
                         Series A, Zero Coupon, 10/1/03 (d) .....................       1,295,000     AAA         897,085
                         Series A, Zero Coupon, 10/1/04 (d) .....................       1,295,000     AAA         847,603
                         Series A, Zero Coupon, 10/1/05 (d) .....................       1,295,000     AAA         803,483
                         Series A, Zero Coupon, 10/1/06 (d) .....................       1,295,000     AAA         754,998
                        Rosemont, IL, Zero Coupon:
                         Tax Increment, 12/1/04 (d) .............................       6,000,000     AAA       3,895,560
                         Tax Increment-3, Series C, 12/1/05 (d) .................       7,060,000     AAA       4,343,171
                        State University Retirement System, IL, Special
                         Revenue, Zero Coupon, 10/1/05 (d) ......................       7,000,000     AAA       4,343,150
                        University of Chicago, IL, Hospital Refunding,
                         5.5%, 8/15/08 (d) ......................................       2,500,000     AAA       2,550,375
                        Will County, IL, School District #201#U, Crete Monee,
                         Zero Coupon, 12/15/06 (d) ..............................       3,725,000     AAA       2,148,021
                        Winnebago County, IL, School District #122:
                         6.55%, 6/1/09 (d) ......................................       1,675,000     AAA       1,921,225
                         6.55%, 6/1/10 (d) ......................................       1,825,000     AAA       2,100,301

INDIANA                 Indiana Health Facilities Finance Authority, Hospital
                         Revenue, Ancilla Systems Inc., Series A,
                         6%, 7/1/18 (d) .........................................       3,965,000     AAA       4,310,827
                        Indiana Transportation Finance Authority, Highway
                         Revenue:
                          Series A, 5.75%, 6/1/12 (d) ...........................       5,000,000     AAA       5,341,050
                          Series B, 6%, 1/1/12 (d) ..............................       1,750,000     AAA       1,922,918
                          Series B, 5.5%, 1/1/16 (d) ............................      24,860,000     AAA      25,592,873
                        Rockport, IN, Pollution Control Revenue, Series B,
                         Refunding Bonds, 7.6%, 3/1/16 ..........................       4,500,000     BBB       4,953,645

   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

LOUISIANA               Bastrop, LA, Industrial Development Board Pollution
                         Control Revenue, International Paper Co. Project,
                         6.9%, 3/1/07 ...........................................      10,250,000     A        11,291,093
                        New Orleans, LA, General Obligation, Zero Coupon,
                         9/1/05 (d) .............................................       2,500,000     AAA       1,564,975

MAINE                   Maine Housing Authority, Mortgage Purchase
                         Revenue, 1987 Series A2, 7.65%, 11/15/15 ...............       1,670,000     AA        1,754,669

MARYLAND                Northeast Maryland Waste Disposal Authority,
                         Southwest Resource Recovery System Revenue:
                          6.9%, 1/1/00 (d) ......................................       1,595,000     AAA       1,742,426
                          7.2%, 1/1/06 (d) ......................................       3,440,000     AAA       3,969,726
                          7.2%, 1/1/07 (d) ......................................       3,390,000     AAA       3,888,296

MASSACHUSETTS           Massachusetts Bay Transportation Authority, General
                         Transportation System:
                          5.25%, 3/1/06 (d) .....................................       7,500,000     AAA       7,780,800
                          Series B, 6.2%, 3/1/16 ................................       2,500,000     A         2,786,450
                        Massachusetts College Building Authority Project:
                         Series A, 7.5%, 5/1/10 .................................       4,110,000     A         5,049,176
                         Series A, 7.5%, 5/1/14 .................................       3,750,000     A         4,725,150
                        Massachusetts General Obligation:
                         Prerefunded, 6.5%, 5/1/96 (d) (e) ......................       1,000,000     AAA       1,034,630
                         Series B, 5.3%, 11/1/06 (d) ............................       4,000,000     AAA       4,174,080
                        Massachusetts Water Resource Authority:
                         Series A, 6.5%, 7/15/09 ................................       2,625,000     A         2,989,508
                         Series A, 6.5%, 7/15/19 ................................      13,445,000     A        15,461,212
                         Series C, 6%, 12/1/11 ..................................      10,000,000     A        10,904,100
                        New England Education Loan Marketing Corporation,
                         Student Loan Revenue Refunding, Series F, 4.75%,
                         7/1/98 .................................................       5,000,000     A         5,052,900

MICHIGAN                Michigan State Hospital Finance Authority, Hospital
                         Revenue, Sinai Hospital, Series 1995, 6%, 1/1/08 .......       3,000,000     NR        2,947,230

MONTANA                 Montana Board Housing Revenue, Capital
                         Appreciation, Single-Family Revenue, Series A,
                         Zero Coupon, 6/1/10 ....................................      24,015,000     AA        4,820,531

NEVADA                  Nevada State Housing Division, Single Family
                         Mortgage Revenue:
                          Series A, Zero Coupon, 10/1/15 ........................      13,975,000     AA        1,514,750
                          Series R, 5.95%, 10/1/11 ..............................       8,750,000     AA        9,196,950

NEW YORK                Metropolitan Transportation Authority of New York,
                         Transit Facilities Revenue:
                          7%, 7/1/02 ............................................       1,595,000     BBB       1,780,180
                          Service Contract, Series O, 5.75%, 7/1/13 .............       6,775,000     BBB       6,925,473

   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        New York City, General Obligation:
                         Series A, 6.375%, 8/1/04 ...............................       5,000,000     A         5,268,000
                         Series B, 7.1%, 2/1/97 .................................       2,695,000     A         2,785,902
                         Series B, 6%, 8/15/04 ..................................       3,425,000     A         3,522,167
                         Series B, 6.1%, 8/15/05 ................................       3,655,000     A         3,767,355
                         Series D, 7%, 8/1/02 (d) ...............................       2,500,000     AAA       2,745,575
                         Series D, 7%, 8/1/02 (d) ...............................       3,000,000     A         3,242,670
                         Series D, 7%, 8/1/02 (d) ...............................         750,000     AAA         823,673
                         Series D, 5.5%, 2/15/04 ................................       6,990,000     A         6,953,372
                         Series E, 5.5%, 8/1/05 .................................       6,000,000     A         5,885,940
                         Series H, 7.2%, 8/1/01 (d) .............................       2,260,000     AAA       2,542,975
                         Series H, 5.8%, 8/1/04 .................................       5,000,000     A         5,073,950
                         Series H, 7%, 2/1/05 ...................................       4,000,000     A         4,402,120
                         Series 1996 G, 6.75%, 2/1/09 ...........................       5,000,000     BBB       5,421,550
                        New York State Dormitory Authority:
                         City University System, Consolidated Revenue:
                          Series A, 5.75%, 7/1/06 ...............................       4,000,000     BBB       4,095,000
                          Series A, 5.75%, 7/1/06 (d) ...........................       5,000,000     AAA       5,379,800
                          Series E, 5.75%, 7/1/06 ...............................       5,255,000     BBB       5,379,806
                          Series F, 5.375%, 7/1/07 ..............................       5,000,000     BBB       4,980,900
                        College and University Pooled Capital Program,
                         7.8%, 12/1/05 (d) ......................................       4,570,000     AAA       5,046,331
                        State University Educational Facility Revenue,
                         Series B, 5.25%, 5/15/10 (d) ...........................       5,000,000     AAA       5,060,200
                        New York State Medical Care Facilities, Financing
                         Agency Revenue, Mount Sinai Hospital, 5.95%,
                         8/15/09 ................................................       5,140,000     AAA       5,339,740
                        New York State Urban Development Corporation
                         Revenue Correctional Facilities, Series A:
                           5.45%, 1/1/07 ........................................       6,475,000     BBB       6,485,619
                           Series A, 5.3%, 1/1/05 ...............................       2,625,000     BBB       2,606,468
                           Series A, 5.4%, 1/1/06 ...............................       1,000,000     BBB         996,180
                           Series A, 5.4%, 1/1/06 ...............................       5,000,000     BBB       4,980,900
                           Series A, 5.1%, 1/1/08 (d) ...........................       6,735,000     AAA       6,807,334

NORTH CAROLINA          North Carolina Eastern Municipal Power Agency,
                         Series C, 7%, 1/1/07 ...................................       7,965,000     A         9,090,295
                        North Carolina Municipal Power Agency #1, Catawba
                         Electric Refunding Revenue:
                          7.25%, 1/1/07 .........................................       6,500,000     A         7,585,175
                          5.25%, 1/1/09 .........................................       8,500,000     A         8,515,895
                          5%, 1/1/18 (d) ........................................       7,805,000     AAA       7,454,165

PENNSYLVANIA            Philadelphia, PA, Hospital and Higher Education
                         Facilities Authority, Temple University Hospital,
                         Series A, 6.5%, 11/15/08 ...............................       2,800,000     A         3,034,164

   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND            Rhode Island Convention Center Authority, Refunding
                         Revenue, 1993 Series B, 5.25%, 5/15/15 (d) .............       2,250,000     AAA       2,255,310
                        Rhode Island Housing and Mortgage Finance Corp.,
                         Home Ownership Opportunity Bond, Series 2, 7.5%,
                         10/1/21 ................................................       1,540,000     AA        1,619,510

SOUTH CAROLINA          Piedmont Municipal Power Agency, SC, Electric
                         Revenue, 5.5%, 1/1/10 (d) ..............................       2,600,000     AAA       2,716,454

TENNESSEE               Knox County, TN, Health, Education and Housing
                         Facilities Board, Fort Sanders Alliance,
                         7.25%, 1/1/09 (d) ......................................       3,250,000     AAA       3,932,630

TEXAS                   Austin TX, Utility System Revenue Refunding,
                         Series A, Zero Coupon, 5/15/03 (d) .....................       2,890,000     AAA       2,035,629
                        Dallas-Fort Worth, TX, International Airport Revenue:
                         Series A, 7.8%, 11/1/07 (d) ............................       2,390,000     AAA       2,895,174
                         Series A, 7.375%, 11/1/09 (d) ..........................       4,500,000     AAA       5,304,420
                        Harris County, TX, Toll and Sub Lien, Series A,
                         Zero Coupon, 8/15/04 (d) ...............................       4,050,000     AAA       2,669,517
                        Houston, TX, Water Conveyance System Contract,
                         Certificate of Participation, Series J, 6.125%,
                         12/15/05 (d) ...........................................       2,500,000     AAA       2,753,550
                        Houston, TX, Water and Sewer System Authority:
                         Series C, Zero Coupon, 12/1/05 (d) .....................      15,000,000     AAA       9,236,550
                         Series C, Zero Coupon, 12/1/07 (d) .....................       3,400,000     AAA       1,852,218
                        Lower Colorado River Authority, TX, Revenue
                         Refunding, Zero Coupon, 1/1/03 (d) .....................       8,900,000     AAA       6,413,518
                        San Antonio, TX, Airport Systems Revenue
                         Refunding, 7%, 7/1/02 (d) ..............................       1,695,000     AAA       1,934,775
                        San Antonio, TX, Electric and Gas, Revenue
                         Refunding:
                          Series A, Zero Coupon, 2/1/05 (d) .....................       7,000,000     AAA       4,496,310
                          Series A, Zero Coupon, 2/1/05 (d) .....................       5,000,000     AAA       3,211,650

UTAH                    Intermountain Power Agency, UT:
                         Power Supply Revenue, Series C, 5.25%, 7/1/14 ..........       4,000,000     AA        3,990,600
                          Special Obligation, Crossover Refunded,
                          7.5%, 7/1/16 (d) (f) ...................................      3,000,000     AA        3,108,360
                         Salt Lake City, UT, Hospital Revenue, Intermountain
                          Health Care, Series 1992, Inversed Inflow, 5.66%,
                          2/15/12*** .............................................      1,500,000     AA        1,577,610
                         Utah Associated Municipal Power System, Hunter
                          Project, Refunding Revenue, Zero Coupon,
                          7/1/03 (d) .............................................      5,700,000     AAA       3,985,326

   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

VIRGINIA                Virginia Beach, VA, Development Authority, Virginia
                         Beach General Hospital Project, 5.125%,
                         2/15/18 (d) ............................................       3,000,000     AAA       2,962,680

WASHINGTON              Washington Health Care Facilities Authority:
                         Empire Health Services-Spokane, 5.8%, 11/1/08 (d) ......       3,865,000     AAA       4,162,682
                         Franciscan Health System # St. Joseph's/Tacoma:
                          5.4%, 1/1/07 (d) ......................................       2,000,000     AAA       2,061,960
                          5.4%, 1/1/08 (d) ......................................       2,645,000     AAA       2,744,478
                         Sisters of St. Joseph of Peace, 5.3%, 3/1/09 (d) .......       4,315,000     AAA       4,422,961
                        Washington Public Power Supply System:
                         Nuclear Project #1, Refunding Revenue:
                          6.875%, 7/1/17 ........................................       6,000,000     AA        6,557,220
                          Series A, 7.15%, 7/1/02 (d) ...........................       2,550,000     AAA       2,803,445
                          Series A, Zero Coupon, 7/1/07 (d) .....................       8,570,000     AAA       4,736,896
                          Series A, 7%, 7/1/11 ..................................       4,725,000     AA        5,181,671
                          Series B, 5.5%, 7/1/06 ................................       4,915,000     AA        5,049,229
                          Series B, 7.25%, 7/1/09 ...............................      11,350,000     AA       13,368,938
                         Nuclear Project #2, Refunding Revenue:
                          Series A, 7.25%, 7/1/06 ...............................       7,000,000     AA        8,165,780
                          Series A, 6%, 7/1/07 ..................................       7,000,000     AA        7,442,890
                          Series B, 5.5%, 7/1/06 ................................       4,000,000     AA        4,109,240
                          Series B, 7%, 7/1/12 ..................................      14,385,000     AA       15,775,310
                         Nuclear Project #3, Refunding Revenue:
                          Series A, Zero Coupon, 7/1/06 (d) .....................       1,380,000     AAA         815,373
                          Series B, Prerefunded, 7.25%, 1/1/00 (e) ..............       5,000,000     AAA       5,635,600
                          Series B, Zero Coupon, 7/1/02 (d) .....................      11,925,000     AAA       8,791,706
                          Series B, 7.375%, 7/1/04 ..............................         750,000     AA          836,295
                          Series B, Zero Coupon, 7/1/06 (d) .....................       5,555,000     AAA       3,282,172
                          Series B, 5.65%, 7/1/08 ...............................       3,000,000     AA        3,078,540
                          Series C, 5%, 7/1/06 ..................................      10,000,000     AA        9,871,500

WEST VIRGINIA           West Virginia, School Building Authority Revenue,
                         Series B, 6.75%, 7/1/10 (d) ............................       1,600,000     AAA       1,768,064

WISCONSIN               Green Bay, WI, Industrial Development Revenue,
                         Weyerhaeuser Company Project, Series A, 9%,
                         9/1/06 .................................................       1,700,000     NR        1,730,804
                        Wisconsin Health & Educational Facilities Authority:
                         Hospital Sisters Services Inc., Obligated Group:
                          5.25%, 6/1/10 (d) .....................................       3,250,000     AAA       3,223,903
                          5.375%, 6/1/13 (d) ....................................       1,500,000     AAA       1,499,085
                         Lutheran Hospital, Lacrosse, L. Benevolent,
                          5.6%, 2/15/09 (d) .....................................       2,000,000     AAA       2,057,420

   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
-------------------------------------------------------------------------------------------------------------------------

                                                                                                   Unaudited
                                                                                                   ---------
                                                                                       Principal     Credit      Market
                                                                                       Amount ($)   Rating (c)  Value ($)
-------------------------------------------------------------------------------------------------------------------------

WYOMING                 Wyoming Community Development Authority, Single
                         Family Mortgage, Series A, 5.85%, 6/1/13 .................     3,000,000     AA        3,043,200
                        TOTAL LONG-TERM MUNICIPAL INVESTMENTS                                                 -----------
                         (Cost $694,102,636) ......................................                           758,472,075
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------

                        TOTAL INVESTMENT PORTFOLIO - 100.0%
                         (Cost $705,605,799) (a) ..................................                           769,980,775
                                                                                                              ===========

           (a)  The cost for federal income tax purposes was $705,605,799. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $64,374,976. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of
                $64,661,106 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $286,130.

           (b)  At December 31, 1995 this security, in part, has been pledged to cover initial margin requirements for open futures contracts.

                AT DECEMBER 31, 1995, OPEN FUTURES CONTRACTS SOLD SHORT WERE AS FOLLOWS (NOTE A):
                                                                          Aggregate
                Futures                 Expiration      Contracts       Face Value ($)     Market Value ($)
                -------                 ----------      ---------       --------------     ----------------
                30 Year U.S.
                Treasury Bonds          Mar. 1996          100            12,003,688          12,146,875
                                                           ---            ----------          ----------
                Total net unrealized depreciation on open futures contracts sold short ..       (143,187)
                                                                                              ==========

            (c) All of the securities held have been determined to be of appropriate credit quality as required by the
                Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's
                Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

            (d) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

            (e) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

            (f) Bonds which are crossover refunded are secured by an escrow of securities which is used to pay principal on the tax exempt issue and retire the bonds in full at the earliest refunding date, except in the case of default by the issuer or inadequacy in the escrow account.

              * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



             ** ETM: Bonds bearing the description ETM (escrowed to maturity)
                are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

            *** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rates as of December 31, 1995.





   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                              STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------

DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $705,605,799)
        (Note A) ....................................................                    $769,980,775
Receivables:
        Interest ....................................................                      13,253,842
        Fund shares sold ............................................                          51,649
Other assets ........................................................                          10,129
                                                                                         ------------
                Total assets ........................................                     783,296,395

LIABILITIES
Payables:
        Investments purchased .......................................   $5,277,900
        Dividends ...................................................    1,634,356
        Fund shares redeemed ........................................      360,378
        Daily variation margin on open futures contracts
                (Note A) ............................................       34,375
        Accrued management fee (Note C) .............................      328,836
        Other accrued expenses (Note C) .............................      134,026
        Other payables ..............................................      590,000
                                                                        ----------
                Total liabilities ...................................                       8,359,871
                                                                                         ------------
Net assets, at market value .........................................                    $774,936,524
                                                                                         ============
NET ASSETS
Net assets consist of:
        Net unrealized appreciation (depreciation) on:
                Investments .........................................                      64,374,976
                Futures .............................................                        (143,187)
        Accumulated net realized loss ...............................                      (8,863,794)
        Shares of beneficial interest ...............................                         866,591
        Additional paid-in capital ..................................                     718,701,938
                                                                                         ------------
Net assets, at market value .........................................                    $774,936,524
                                                                                         ============
NET ASSET VALUE, offering and redemption price per share
        ($774,936,524 -:- 86,659,129 outstanding shares of
        beneficial interest, $.01 par value, unlimited number
        of shares authorized) .......................................                           $8.94
                                                                                                =====


   The accompanying notes are an integral part of the financial statements.

                                                                                FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                     STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest ............................................................                   $ 46,656,634
Expenses:
Management fee (Note C) .............................................   $ 3,837,608
Services to shareholders (Note C) ...................................       465,327
Trustees' fees and expenses (Note C) ................................        43,060
Custodian and accounting fees (Note C) ..............................       211,999
Reports to shareholders .............................................        64,338
Legal ...............................................................         9,310
Auditing ............................................................        57,518
State registration ..................................................        21,861
Other ...............................................................        41,632        4,752,653
                                                                        -----------     ------------
Net investment income ...............................................                     41,903,981
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
        Investments .................................................     1,359,887
        Futures .....................................................    (3,512,263)      (2,152,376)
                                                                        -----------
Net unrealized appreciation during the period on:
        Investments .................................................    78,646,685
        Futures .....................................................       320,249       78,966,934
                                                                        -----------     ------------
Net gain on investment transactions .................................                     76,814,558
                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................                   $118,718,539
                                                                                        ============


   The accompanying notes are an integral part of the financial statements.

SCUDDER MANAGED MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                             STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------

                                                                        YEARS ENDED DECEMBER 31,
                                                                        ------------------------
INCREASE (DECREASE) IN NET ASSETS                                            1995        1994
----------------------------------------------------------------------------------------------------

Operations:
Net investment income .............................................     $ 41,903,981    $ 43,762,308
Net realized loss from investment
        transactions ..............................................       (2,152,376)     (1,839,563)
Net unrealized appreciation (depreciation)
        on investment transactions
        during the period .........................................       78,966,934     (95,987,397)
                                                                        ------------    ------------
Net increase (decrease) in net assets
        resulting from operations .................................      118,718,539     (54,064,652)
                                                                        ------------    ------------
Distributions to shareholders:
From net investment income ($.48 and $.46 per
        share, respectively) ......................................      (41,903,981)    (43,762,308)
                                                                        ------------    ------------
In excess of net realized gains ($.02 per share) ..................               --      (1,966,549)
                                                                        ------------    ------------
Fund share transactions:
Proceeds from shares sold .........................................       66,806,552     131,369,207

Net asset value of shares issued to
        shareholders in reinvestment
        of distributions ..........................................       21,004,076      25,132,815
Cost of shares redeemed ...........................................      (98,237,351)   (258,254,784)
                                                                        ------------    ------------
Net decrease in net assets from
        Fund share transactions ...................................      (10,426,723)   (101,752,762)
                                                                        ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .................................       66,387,835    (201,546,271)
Net assets at beginning of period .................................      708,548,689     910,094,960
                                                                        ------------    ------------
NET ASSETS AT END OF PERIOD .......................................     $774,936,524    $708,548,689
                                                                        ============    ============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period .........................       87,839,034     100,151,558
                                                                        ------------    ------------
Shares sold .......................................................        7,853,077      15,825,513
Shares issued to shareholders in
        reinvestment of distributions .............................        2,444,465       2,768,673
Shares redeemed ...................................................      (11,477,447)    (30,906,710)
                                                                        ------------    ------------
Net decrease in Fund shares .......................................       (1,179,905)    (12,312,524)
                                                                        ------------    ------------

Shares outstanding at end of period ...............................       86,659,129      87,839,034
                                                                        ============    ============


   The accompanying notes are an integral part of the financial statements.

                                                                                                 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------
                                        1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                                        -----------------------------------------------------------------------------
Net asset value,
 beginning of
  period ..........................     $8.07   $9.09   $8.72   $8.80   $8.45   $8.54   $8.60   $8.24   $8.93   $8.40
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Income from
 investment
 operations:
 Net investment
  income ..........................       .48     .46     .47     .51     .53     .55     .59     .60     .61     .61

 Net realized
  and unrealized
  gain (loss) on
  investment
  transactions ....................       .87   (1.00)    .66     .25     .47      --     .33     .38    (.58)    .77
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Total from
 investment
 operations .......................      1.35    (.54)   1.13     .76    1.00     .55     .92     .98     .03    1.38
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Less distributions:
 From net
  investment
  income ..........................      (.48)   (.46)   (.47)   (.51)   (.53)   (.55)   (.59)   (.60)   (.61)   (.61)
 From net realized
  gains on
  investment
  transactions ....................        --      --    (.29)   (.33)   (.12)   (.09)   (.39)   (.02)   (.11)   (.24)
 In excess of net
  realized gains ..................        --    (.02)     --      --      --      --      --      --      --      --
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 Total distributions ..............      (.48)   (.48)   (.76)   (.84)   (.65)   (.64)   (.98)   (.62)   (.72)   (.85)
                                        -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Net asset value,
 end of period ....................     $8.94   $8.07   $9.09   $8.72   $8.80   $8.45   $8.54   $8.60   $8.24   $8.93
                                        =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
TOTAL RETURN (%) ..................     17.12   (6.04)  13.32    8.98   12.23    6.77   11.19   12.27     .34   16.84
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) ..............       775     709     910     830     796     719     691     635     592     663
Ratio of operating
 expenses to average
 daily net assets (%) .............       .63     .63     .63     .63     .64     .61     .62     .61     .63     .58
Ratio of net investment
 income to average
 daily net assets (%) .............      5.59    5.41    5.21    5.76    6.16    6.61    6.78    7.13    7.20    6.88
Portfolio turnover
 rate (%) .........................      17.8    33.7    52.8    59.6    32.4    72.1    89.8    75.5    73.5    78.0

SCUDDER MANAGED MUNICIPAL BONDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Scudder Managed Municipal Bonds (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax#exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $3,833,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, the expiration date.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

SCUDDER MANAGED MUNICIPAL BONDS
--------------------------------------------------------------------------------

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of call or maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

During the year ended December 31, 1995, purchases and sales of municipal securities (excluding short-term investments) aggregated $127,457,249 and $148,990,565, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1995 was $45,200,838 and $55,385,275, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.55% on the first $200,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets and 0.475% on such net assets in excess of $700,000,000, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31, 1995,

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

the fee pursuant to the agreement amounted to $3,837,608, which was equivalent to an annualized effective rate of .51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund.
During the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $345,994, of which $27,764 is unpaid at December 31, 1995.

Effective February 9, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $89,034, of which $8,360 is unpaid at December 31, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. During the year ended December 31, 1995, Trustees' fees and expenses aggregated $43,060.

SCUDDER MANAGED MUNICIPAL BONDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER MUNICIPAL TRUST AND TO THE SHAREHOLDERS OF SCUDDER MANAGED MUNICIPAL BONDS:

We have audited the accompanying statement of assets and liabilities of Scudder Managed Municipal Bonds including the investment portfolio, as of December
31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Managed Municipal Bonds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.

February 8, 1996

TAX INFORMATION

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund. For corporate shareholders no amount of the dividends paid by the Fund qualified for the dividends received deduction.

Of the dividends paid from net investment income for the year ended December 31, 1995, 100% are tax exempt for purposes of the federal alternative minimum tax, if applicable. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $41,903,981 as exempt-interest dividends for the year ended December 31, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee

Daniel Pierce*
    Vice President and Trustee

Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Dudley H. Ladd*
    Trustee

George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University College of Business Administration

Juris Padegs*
    Trustee

Donald C. Carleton*
    Vice President

Philip G. Condon*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------

                   Money Market                                        Income
                     Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                     Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                   Tax Free Money Market+                                Scudder GNMA Fund
                     Scudder Tax Free Money Fund                         Scudder Income Fund
                     Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                     Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                   Tax Free+                                             Scudder Zero Coupon 2000 Fund
                     Scudder California Tax Free Fund*                 Growth
                     Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                     Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                     Scudder Managed Municipal Bonds                     Scudder Global Fund
                     Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                     Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                     Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                     Scudder New York Tax Free Fund*                     Scudder International Fund
                     Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                     Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                   Growth and Income                                     Scudder Quality Growth Fund
                     Scudder Balanced Fund                               Scudder Small Company Value Fund
                     Scudder Growth and Income Fund                      Scudder Value Fund
                                                                         The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------

                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------

                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------

                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.

 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER


 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the
                                         Scudder funds, for additional
                                         applications and prospectuses, or for
                                         investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                              New York
                                         Boston                                  Portland, OR
                                         Chicago                                 San Diego
                                         Cincinnati                              San Francisco
                                         Los Angeles                             Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder              For information on Scudder
                                         Treasurers Trust,(TM) an institutional  Institutional Funds,* funds
                                         cash management service for             designed to meet the broad
                                         corporations, non-profit                investment management and
                                         organizations and trusts that uses      service needs of banks and
                                         certain portfolios of Scudder Fund,     other institutions, call
                                         Inc.* ($100,000 minimum), call          1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------


    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder
High Yield
Tax Free Fund

Annual Report
December 31, 1995

o Offers convenient access to high tax-free yields by investing primarily in investment-grade municipal securities.

o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER HIGH YIELD TAX FREE FUND


   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  17 Financial Statements

  20 Financial Highlights

  21 Notes to Financial Statements

  26 Report of Independent Accountants

  27 Tax Information

  29 Officers and Trustees

  30 Investment Products and Services

  31 How to Contact Scudder


     IN BRIEF

- Scudder High Yield Tax Free Fund posted a strong total return of 19.28% for the 12-month period ended December 31, 1995. The municipal bond market made a dramatic recovery last year after disappointing investors in 1994.

- The Fund's 30-day net annualized SEC yield was 5.47% on December 31, 1995. For investors in the top federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to an 8.55% and 9.06% taxable yield, respectively.

(BAR CHART TITLE) The Fund's 30-Day Net Annualized SEC Yield
                          and Taxable Equivalent Yields
                             as of December 31, 1995

(BAR CHART DATA)
       The Fund's 30-Day Net    Taxable-Equivalent      Taxable-Equivalent
           Annualized            Yield at 36% Tax       Yield at 39.6% Tax
            SEC Yield                 Bracket                Bracket
            ---------                 -------                -------
              5.47%                    8.55%                  9.06%


- The Fund continues to outpace the average performance of similar funds over one-, three-, four-, and five-year periods, according to Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

                                                LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder High Yield Tax Free Fund's objective is to provide a high level of tax-free income from an actively managed portfolio consisting mainly of investment-grade municipal bonds. The Fund's managers work to sort through the municipal marketplace to find attractively valued individual bonds or classes of bonds. The Fund is designed for investors seeking yields higher than those obtainable from investments in only the highest quality bonds.

         Your Fund performed well in 1995, as you'll see in the Portfolio Management Discussion beginning on page 6. How did the municipal market overall perform last year? Not badly, considering the continued low level of demand from individual investors for tax-free bonds. Portfolio managers and institutions compensated to a certain degree. As a group, portfolio managers sold short-term municipal securities and purchased long-term tax-free bonds because the yield level of intermediate- and especially longer-maturity tax-free bonds relative to U.S. Treasuries approximated an all-time high. This is because many investors are currently discounting the value of tax exemption. Consider the relative yields of AAA municipal bonds versus Treasuries of the same maturity as of the close of 1995: 10-year municipals yielded 4.65%, while 10-year Treasuries yielded 3.88% if taxed at the 31% rate and only 3.39% at the 39.6% level. We believe that demand for municipals will rise as investors continue to recognize this disparity. We also believe that when budget and taxation matters are resolved in Washington, municipal bonds will continue to be attractive to investors in higher tax brackets.

         If you have any questions concerning your Scudder High Yield Tax Free Fund investment, please call a Scudder Investor Relations representative at 1-800-225-2470. Thank you for investing with Scudder.

                                   Sincerely,

                                   /s/David S. Lee

                                   David S. Lee
                                   President,
                                   Scudder High Yield Tax Free Fund

SCUDDER HIGH YIELD TAX FREE FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER HIGH YIELD TAX FREE FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,928     19.28%   19.28%
5 Year    $15,652     56.52%    9.37%
Life of
 Fund*    $19,568     95.68%    7.82%

LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,746    17.46%    17.46%
5 Year    $15,262    52.62%     8.82%
Life of
 Fund*    $19,692    96.92%     7.90%

*The Fund commenced operations on
 January 22, 1987. Index comparisons
 begin January 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder High Yield Tax Free Fund
Year            Amount
----------------------
1/31/87        $10,000
87             $ 9,419
88             $10,689
89             $11,792
90             $12,502
91             $14,185
92             $15,728
93             $17,906
94             $16,405
95             $19,568

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
1/31/87        $10,000
87             $ 9,854
88             $10,855
89             $12,026
90             $12,903
91             $14,469
92             $15,745
93             $17,679
94             $16,765
95             $19,692

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1987*   1988    1989    1990    1991    1992    1993    1994    1995
                     -----------------------------------------------------------------------
NET ASSET VALUE...   $10.52  $11.06  $11.35  $11.19  $11.67  $11.90  $12.55  $10.86  $12.19
INCOME DIVIDENDS..   $  .78  $  .83  $  .76  $  .77  $  .76  $  .72  $  .67  $  .66  $  .72
CAPITAL GAINS
DISTRIBUTIONS.....   $   --  $   --  $  .06  $  .05  $  .21  $  .27  $  .28  $   --  $   --
FUND TOTAL
RETURN (%)........    -5.81   13.48   10.32    6.02   13.36   10.88   13.85   -8.38   19.28
INDEX TOTAL
RETURN (%)........    -1.46   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year, five year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health          24%
Electric Utility Revenue 16%
Port/Airport Revenue     12%              The Fund held securities
Toll Revenue             10%              issued in 26 states plus the
Core Cities/Lease         7%              District of Columbia and the
Sales & Special Tax       6%              Virgin Islands at the
Pollution Control/                        close of 1995.
Industrial Development    6%
Housing Finance Authority 5%
School District/Lease     2%
Miscellaneous Municipal  12%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                     15%
AA                      14%               As of December 31, bonds
A                        5%               rated A or better made up
BBB                     45%               34% of the Fund's portfolio.
BB                       1%
B                        2%
Not Rated               18%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
1 - 5 years              5%               Following substantial yield
5 - 10 years            47%               declines and bond price
10 - 20 years           45%               increases in 1995, we are
Greater than 20 years    3%               taking a cautious stance and
                       ----               have recently shortened the
                       100%               Fund's average effective
                       ====               maturity to 11 years.

Weighted average effective maturity: 11 years

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
-------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.

SCUDDER HIGH YIELD TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

         Municipal bonds -- especially bonds with intermediate- to long-term maturities -- performed extremely well in 1995 as inflation fears eased and interest rates declined. Scudder High Yield Tax Free Fund fully participated in the market's price recovery, posting a total return of 19.28% for the 12-month period ended December 31 and exceeding the 15.98% average return of similar funds as tracked by Lipper Analytical Services, Inc. The Fund's net asset value rose 12.25% from $10.86 per share on December 31, 1994, to $12.19 at the end of 1995. The Fund's total return also included reinvestment of income distributions to shareholders totaling $0.72 per share. Scudder High Yield Tax Free Fund provided a 30-day net annualized SEC yield of 5.47% as of December 31, 1995, equivalent to an 8.55% taxable yield for investors in the 36% federal income tax bracket.

         The Fund's solid 1995 performance versus the competition is in keeping with its longer-term record: Scudder High Yield Tax Free Fund has outperformed the Lipper average of similar municipal bond funds over one-, three-, four-, and five-year periods, as shown in the chart below. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

             Scudder High Yield Tax Free Fund's Total Return Versus
                          the Average of Similar Funds
                    (Average annual total returns for periods
                            ended December 31, 1995)

                      Scudder High
                     Yield Tax Free        Lipper             Number of
   Period                 Fund             Average         Funds Tracked
   ------                 ----             -------         -------------
   1 year                19.28%             15.98%              38
   2 years                4.54               5.16               32
   3 years                7.55               7.16               24
   4 years                8.38               7.56               21
   5 years                9.37               8.40               20

   Performance statistics compiled by Lipper Analytical Services, Inc.

                            A Solid Comeback in 1995

         Following one of the worst years in history for fixed-income securities, municipal money managers and other institutional investors put cash to work beginning in the first quarter of 1995 as interest rates began to turn down, buying bonds they felt were significantly oversold. The rally in municipal bonds continued during most of the rest of the year, posting gains in every month except July. Discount bonds (those trading below par) performed best, favored by investors because of their greater upside potential versus other bonds of equivalent maturity.

         As encouraging as the performance of tax-free bonds was, returns did not match those of U.S. Treasuries. For example, while yields of long-term Treasury bonds declined almost two percentage points and their prices rose 25.10% during 1995, yields of municipal bonds of similar maturity declined 1.25 percentage points, with prices rising only 10.45%. As always, supply and demand played a significant role in municipal market returns. Demand for municipals was held back by several factors, including the outstanding performance of the stock market, continued reluctance to invest in bonds due to the negative impact of 1994's interest rate increases, and concerns over the Orange County, California, bankruptcy. An additional restraint on municipals' performance has been congressional discussion of a radically low-rate flat tax.

         While weak demand for municipals has been a hindrance, the decrease in supply was a bright spot. New issue volume for 1995 was $156 billion, down 4.3% from the $163 billion of new issues sold in 1994. With refinancing activity diminished, we expect the supply of tax-exempt bonds to remain relatively low in the near term. In fact, we expect that in 1996, for the second year running, the net supply of municipal bonds outstanding will actually decline.

                          Municipal Issuance: 1994-1996
                                  (in billions)


               1994                  1995                  1996
               ----                  ----                  ----
               163%                  156%                  150%*

               *  Estimated

 Portfolio Review

         Following the substantial declines in municipal yields in 1995, we are taking a cautious stance and have recently shortened the Fund's average effective maturity from 12 to 11 years. The Fund's average effective maturity is now on par with that of the average municipal bond fund. At the same time we have continued to seek additional yield by increasing the percentage of below-investment-grade bonds in the Fund's portfolio from 17% to 21%.

         Our long-term investment strategy, however, remains the same as in the past: We emphasize investment-grade, long-term municipal bonds providing high relative yields. As of December 31, 1995, BBB-rated bonds made up 45% of the Fund's portfolio, while bonds rated A or higher represented 34%.

         Diversification remains an important investment strategy for Scudder High Yield Tax Free Fund, allowing us to spread the portfolio's risk over a large number of geographic areas, bond sectors, and maturities. The Fund held securities issued in 26 states plus the District of Columbia and the Virgin Islands as of the close of 1995. In addition, Fund assets were distributed among hospital/healthcare bonds, toll revenue bonds, general obligation bonds and several other categories. The past year provided an important example of the value of diversification: Retama Development Corporation, organized to build a racetrack in Retama, Texas, proved to be a disappointing credit, as racetrack revenues have so far not met expectations. However, several other issues in the portfolio, including San Joaquin, California, toll road bonds, experienced outstanding performance in 1995, more than making up for Retama.

         Lastly, purchasing bonds with call protection remains a fundamental part of our investment strategy. When long-term interest rates on municipal bonds are declining, as happened in 1995, we believe it is important to protect a significant portion of the Fund's bonds from being called in by their issuers before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream than would exist if the portfolio held significant amounts of bonds that could be called in before their stated maturities.

                                   Our Outlook

         Our view of the municipal bond market hasn't changed significantly from six months ago. We expect the present economic environment of slow growth and low inflation -- which has been with us for some time -- to continue in the near term, with the possibility of a brief economic slowdown occurring in the second half of 1996. We believe the municipal bond market and bonds in general would benefit from either environment, but we expect more modest declines in interest rates this year than last year. Though municipals staged a rally in the latter half of 1995, municipal bond yields remain at historical highs relative to Treasury bonds. Because of this relationship, large institutions that pay no taxes continue to purchase tax-free securities for their price appreciation potential. Our ongoing strategy will reflect our commitment to providing high tax-free income and competitive total returns for our shareholders.

      Sincerely,

      Your Portfolio Management Team

      /s/Philip G. Condon                /s/Donald C. Carleton
      Philip G. Condon                   Donald C. Carleton


                               Scudder High Yield
                                 Tax Free Fund:
                          A Team Approach to Investing

   Scudder High Yield Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Philip G. Condon has had responsibility for Scudder High Yield Tax Free Fund's day-to-day operations since its inception in 1987, after joining Scudder in 1983. Phil, who has worked in the investment industry since 1977, also serves as Lead Portfolio Manager for Scudder Massachusetts Tax Free Fund and is a Portfolio Manager of other tax free funds. Donald C. Carleton, Portfolio Manager, became a member of the team in 1995 and has been a portfolio manager at Scudder since he joined the firm in 1983. Don, who assists in implementing investment strategy, also serves as Portfolio Manager for Scudder Tax Free Money Fund and other Scudder funds.

SCUDDER HIGH YIELD TAX FREE FUND
INVESTMENT PORTFOLIO  as of December 31, 1995
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        -------------------------------------------------------------------------------------------------
0.1%                    SHORT-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------------

NEW YORK                New York City, NY, General Obligation, Series A-4,
                         Daily Demand Note, 5.95%, 8/1/22*
                         (Cost $150,000) ...................................       150,000          P1            150,000
                                                                                                               ----------

                        -------------------------------------------------------------------------------------------------
99.9%                   LONG-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------------

ALASKA                  North Slope Borough, AK, General Obligation, Capital
                         Appreciation, Series B, Zero Coupon, 6/30/05 (c) ..     7,600,000          AAA         4,754,256

ARIZONA                 Maricopa County, AZ, Industrial Development
                         Revenue, Resource Recovery, Private Placement,
                         9.25%, 5/1/15 .....................................     4,000,000          NR          3,999,680
                        McDowell Mountain Ranch, AZ, Communities
                         Facilities District, 8.25%, 7/15/19 ...............     3,000,000          NR          3,198,060
                        Salt River Project, AZ, Agricultural Improvement &
                         Power District, Electric Systems, 6%, 1/1/09 ......     5,000,000          AA          5,443,900

CALIFORNIA              Foothill Eastern Transportation Corridor Agency, CA,
                         Toll Road Revenue, Senior Lien, Series A:
                          Zero Coupon, 1/1/10 ..............................     7,000,000          BBB         4,172,280
                          Zero Coupon, 1/1/11 ..............................     4,415,000          BBB         2,652,444
                          Zero Coupon, 1/1/12 ..............................     6,000,000          BBB         3,598,860
                          Zero Coupon, 1/1/14 ..............................     2,875,000          BBB         1,729,083
                        Long Beach, CA, Aquarium of the Pacific Project,
                         6.1%, 7/1/10 ......................................     4,500,000          BBB         4,540,725
                        Los Angeles County, CA, Certificate of Participation,
                         Marina Del Ray, Series A, 6.25%, 7/1/03 ...........     5,500,000          NR          5,549,060
                        Sacramento, CA, Cogeneration Project Revenue,
                         Proctor & Gamble Project, 6.5%, 7/1/14 ............     2,500,000          BBB         2,617,625
                        San Joaquin Hills, CA, Transportation Corridor
                         Agency, Orange County, Senior Lien Toll Road
                         Revenue:
                          Zero Coupon to 1/1/02, 7.6% to 1/1/11 (b) ........     5,000,000          BBB         3,764,350
                          Zero Coupon to 1/1/02, 7.65% to 1/1/12 ...........    15,000,000          BBB        11,199,150
                          Zero Coupon to 1/1/02, 7.65% to 1/1/13 ...........     4,000,000          BBB         2,986,440
                        San Jose, CA, Redevelopment Agency, Merged Area
                         Redevelopment Project, Tax Allocation Bonds,
                         6%, 8/1/08 (c) ....................................     3,000,000          AAA         3,283,500

COLORADO                Colorado Health Facilities Authority Revenue, Rocky
                         Mountain Adventist Healthcare Project, Series 1993,
                         6.625%, 2/1/13 ....................................     3,500,000          BBB         3,584,840


   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


                        Denver, CO, Airport System Revenue:
                         Series A, Zero Coupon, 11/15/00 ...................    1,140,000           BBB           875,748
                         Series A, Zero Coupon, 11/15/01 ...................    5,120,000           BBB         3,704,934
                         Series A, Zero Coupon, 11/15/03 ...................    3,050,000           BBB         1,946,937
                         Series A, Zero Coupon, 11/15/04 ...................    3,130,000           BBB         1,871,145
                         Series A, Zero Coupon, 11/15/05 ...................    1,855,000           BBB         1,036,500
                         Series 1991 D, 7.75%, 11/15/13 (b) ................    9,775,000           BBB        11,730,782

DISTRICT OF COLUMBIA    District of Columbia, Certificate of Participation,
                         Series 1993, 7.3%, 1/1/13 .........................    4,650,000           B           4,858,692
                        District of Columbia, General Obligation:
                         Series A, 5.875%, 6/1/05 (c) ......................    4,300,000           AAA         4,569,825
                         Series A-3, 5.6%, 6/1/07 ..........................    3,300,000           AAA         3,403,851
                        District of Columbia, Hospital Refunding Revenue:
                         Medlantic Healthcare Group, Inc., 1993 Series A,
                          5.5%, 8/15/06 (c) ................................    1,305,000           AAA         1,363,686
                         Metlantic Washington Hospital Center, 1992
                          Series A, 7.125%, 8/15/19 ........................    3,000,000           BBB         3,070,380

FLORIDA                 Broward County, FL, Housing Finance Authority,
                         Single Family Mortgage Revenue, Zero Coupon,
                         4/1/14 ............................................    5,270,000           AA            863,173
                        Indian Trace, FL, Special Tax Revenue, Water
                         Management, 8.25%, 5/1/05 .........................    2,785,000           NR          2,953,910
                        Indian Trace, FL, Community Development Authority,
                         Special Assessment District Bonds, 6.875%, 4/1/10 .    2,340,000           NR          2,324,977

GEORGIA                 Municipal Electric Authority of Georgia, Power
                         Revenue, Series Z, 5.5%, 1/1/12 ...................    1,375,000           A           1,389,603

ILLINOIS                Chicago, IL, General Obligation Lease, Board of
                         Education, Series A, 6%, 1/1/16 (c) ...............    5,000,000           AAA         5,474,050
                        Illinois Development Finance Authority:
                         Refunding Revenue, Commonwealth Edison,
                          5.7%, 1/15/09 ....................................    3,000,000           BBB         3,019,110
                         Solid Waste Revenue, Ford Heights Waste Tire
                          Project, 7.875%, 4/1/11 ..........................    3,000,000           NR          2,977,140
                         Health Facilities Revenue, Community Living
                          Options, 7%, 3/1/07 ..............................    2,000,000           BBB         2,117,600
                        Winnebago County, IL, School District #122,
                         6.45%, 6/1/08 (c) .................................    1,500,000           AAA         1,702,365

INDIANA                 Fishers, IN, Economic Development Revenue, First
                         Mortgage/United Student Aid Inc. Project,
                         Series 1989, 8.25%, 9/1/09 ........................    2,000,000           NR          2,138,360
                        Indiana Health Facilities Finance Authority, Hospital
                         Refunding Revenue, Floyd Memorial Hospital,
                         6.625%, 2/15/13 ...................................    3,000,000           A           3,166,290


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


                        Indiana Municipal Power Agency, Power Supply
                         System Refunding Revenue, Series 1983 B,
                         5.875%, 1/1/09 (c) ................................    2,300,000           AAA         2,483,862
                        Indianapolis, IN, Economic Development, Refunding
                         and Improvement Revenue, Robin Run Village
                         Project, Series 1992, 7.625%, 10/1/22 .............    1,500,000           BBB         1,619,745

MARYLAND                Maryland Energy Finance Administration, Limited
                         Obligation, Cogeneration-Warrior Run Project,
                         7.4%, 9/1/19 ......................................    2,500,000           NR          2,639,825
                        Prince George's County, MD, Greater Southeast
                         Healthcare, 6.2%, 1/1/08 ..........................    1,000,000           BBB           980,140

MASSACHUSETTS           Boston, MA, Industrial Development Authority,
                         Springhouse Project, 9.25%, 7/1/25 ................    1,000,000           NR          1,043,910
                        Lowell, MA, General Obligation, 8.3%, 2/15/05 ......      365,000           BBB           445,771
                        Massachusetts Health & Educational Facilities
                         Authority, Cooley Dickson Hospital Inc., 7.125%,
                         11/15/18, Prerefunded 5/15/03 (e) .................    1,925,000           AAA         2,284,263
                        Massachusetts Housing Finance Agency, Multi-Family
                         Housing Project, Series 1988 A, 8.8%, 8/1/21 ......      665,000           A             716,690
                        Massachusetts Industrial Finance Agency, Solid Waste
                         Disposal, Peabody Monofil Project, 9%, 9/1/05 .....    3,000,000           NR          3,149,370
                        Massachusetts Industrial Finance Agency, Edgewood
                         Retirement Community, Series A, 9%, 11/15/25 ......    1,000,000           NR          1,000,820
                        Massachusetts Municipal Wholesale Electric
                         Company, Power Supply System Revenue,
                         Series A, 5.1%, 7/1/07 (c) ........................    3,840,000           AAA         3,883,315

MICHIGAN                Detroit, MI, Unlimited Tax, General Obligation,
                         Distributable State Aid, Refunding, 5.25%,
                          5/1/09 (c) .......................................    2,450,000           AAA         2,490,548
                        Michigan State Hospital Finance Authority Revenue:
                         Gratiot Community Hospital, Series 1988 A, 8.75%,
                          10/1/07, Prerefunded 10/1/98 (e) .................    1,000,000           BB          1,114,920
                         Sinai Hospital, Series 1995, 6.625%, 1/1/16 .......    2,990,000           BBB         2,993,648
                         Genesys Health System, Series A, 7.5%,
                          10/1/27 ..........................................    2,000,000           BBB         2,132,120

MINNESOTA               St. Paul, MN, Housing & Redevelopment Authority,
                         Healtheast Hospital Project, Series 1993 A, 6.625%,
                         11/1/17 ...........................................    3,500,000           BBB         3,564,120

NEVADA                  Las Vegas, NV, Downtown Redevelopment Agency,
                         Tax Increment Revenue, Subordinate Lien, 6.1%,
                         6/15/14 ...........................................    1,500,000           BBB         1,514,970
                        Nevada State Housing Division, Single Family
                         Mortgage Revenue, Series R, 5.95%, 10/1/11 ........    2,205,000           AA          2,317,631


   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


NEW HAMPSHIRE           New Hampshire Health & Educational Authority, New
                         Hampshire Catholic Charity, 8.4%, 8/1/11 ..........      600,000           BBB           654,294
                        New Hampshire Higher Education and Health
                         Facilities Revenue:
                          Frisbie Memorial Hospital, Series 1993, 6.125%,
                           10/1/13 .........................................    2,750,000           BBB         2,704,433
                          St. Joseph's Hospital:
                           7.5%, 1/1/07 ....................................    1,490,000           BBB         1,592,885
                           7.5%, 1/1/16 ....................................    2,600,000           BBB         2,762,214
                          Monadnok Community Hospital, Series 1990,
                           9.125%, 10/1/20 .................................    1,455,000           NR          1,616,825

NEW JERSEY              New Jersey Economic Development Authority,
                         Methodist Homes, 7.5%, 7/1/25 .....................    1,000,000           NR          1,025,550

NEW YORK                Metropolitan Transportation Authority of New York,
                         Transit Facilities Revenue, 7%, 7/1/09 ............    1,000,000           BBB         1,097,270
                        New York City, NY, General Obligation:
                         Series B, 6.1%, 8/15/05 ...........................    3,500,000           A           3,607,590
                         Series B, 7.3%, 8/15/10 ...........................    2,000,000           A           2,255,540
                        New York City, NY, Industrial Development Agency,
                         Visy Paper Inc. Project, Series 1995, 7.95%,
                         1/1/28 ............................................    1,000,000           NR          1,020,770

OHIO                    Gateway Economic Development Corporation of
                         Cleveland, OH, Stadium Revenue, 6.5%, 9/15/14 .....    5,000,000           NR          5,036,200
                        Hamilton County, OH, Health System Revenue,
                         Franciscan Sisters of the Poor Health System,
                         Providence Hospital, Series 1992, 6.8%, 7/1/08 ....    5,485,000           BBB         5,718,387

OKLAHOMA                Tulsa Municipal Airport Trust, Revenue Bonds, AMR
                         Corporation, American Airlines, Series 1995, 6.25%,
                         6/1/20 ............................................    4,500,000           BBB         4,601,115

PENNSYLVANIA            Clearfield, PA, Hospital Authority Revenue,
                           Clearfield Hospital, 6.875%, 6/1/16 .............    4,375,000           BBB         4,409,300
                        Montgomery County, PA, Redevelopment Authority,
                         Multi-Family Housing Revenue Refunding, KBF
                         Associates, LP Project, 6.375%, 7/1/12 ............    5,500,000           BBB         5,556,540
                        Pennsylvania Higher Education Authority, Medical
                         College of Pennsylvania, Series B, 7.25%, 3/1/05 ..    1,000,000           BBB         1,111,020
                        Philadelphia, PA, Hospital and Higher Education
                         Facilities Authority, Hospital Revenue:
                          Albert Einstein Medical Center, 7.625%, 4/1/11 ...    2,500,000           A           2,718,300
                          Graduate Health System Obligated Group,
                           6.25%, 7/1/13 ...................................    5,000,000           BBB         4,973,700
                        Pottsville, PA, Hospital Authority, Warne Clinic,
                          7.25%, 7/1/24 ....................................    3,000,000           BBB         3,092,670


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


SOUTH CAROLINA          South Carolina Jobs Economic Development Authority,
                         Hospital Facilities Revenue, South Carolina Baptist
                         Hospital, 5.3%, 8/1/09 (c) ........................    8,000,000           AAA         8,038,160

SOUTH DAKOTA            South Dakota Health & Educational Facilities
                         Authority Revenue, Prairie Lakes Health Care System:
                          7.125%, 4/1/10 ...................................    1,000,000           BBB         1,063,550
                          7.25%, 4/1/22 ....................................    1,000,000           BBB         1,051,410
                        South Dakota Housing Development Authority, Home
                         Ownership Mortgage, Series A, 6.4%, 5/1/12 ........    3,500,000           AA          3,634,610

TEXAS                   Bexar County, TX, Housing Finance Corporation,
                         Series A, Subject to AMT, GNMA Collateralized
                         Mortgage, 8.2%, 4/1/22 ............................    1,150,000           AAA         1,219,907
                        Dallas-Fort Worth, TX, International Airport,
                         American Airlines Inc.:
                          7.5%, 11/1/25 ....................................    3,910,000           BBB         4,191,012
                          7.25%, 11/1/30 ...................................    5,000,000           BBB         5,406,700
                        Midland County, TX, Hospital District, Midland
                         Memorial Hospital, 7.5%, 6/1/16 ...................    1,500,000           BBB         1,622,790
                        Retama Development Corporation, TX, Special
                         Facilities Revenue, Retama Park Racetrack Project,
                         Series 1993, 8.75%, 12/15/18 ......................    5,000,000           NR          1,800,000

UTAH                    Salt Lake City, UT, Hospital Revenue, Intermountain
                         Healthcare Systems, 6.65%, 2/15/12 ................    2,000,000           AA          2,137,020

VERMONT                 Swanton, VT, Electric System Revenue, Series 1993,
                         6.7%, 12/1/23 .....................................    1,155,000           BBB         1,213,847
                        Vermont Housing Finance Agency, Multi-Family
                         Housing Revenue, Northgate Housing Project,
                         8.25%, 6/15/20 ....................................    1,065,000           NR          1,118,506

VIRGIN ISLANDS          Virgin Islands Public Finance Authority, General
                         Obligation, Matching Fund Loan Notes, Series A,
                         7.25%, 10/1/18 ....................................    6,500,000           NR          7,054,905

VIRGINIA                Pittsylvania County, VA, Industrial Development
                         Authority, Multitrade of Pittsylvania County, L.P.
                         Project:
                          7.45%, 1/1/09 ....................................    1,500,000           NR          1,641,945
                          7.5%, 1/1/14 .....................................    3,500,000           NR          3,830,400

WASHINGTON              King County, WA, Public Hospital District, Hospital
                         Revenue, Valley Medical Center, 6.25%, 9/1/09 (c) .      530,000           AAA           593,324
                        Washington Public Power Supply System, Refunding
                         Revenue:
                          Nuclear Project #2:
                           Series B, 5.65%, 7/1/08 .........................    3,030,000           AA          3,109,325
                           Series B, 6.3%, 7/1/12 ..........................   10,000,000           AA         10,849,100


   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


                           Inverse Floater, 6.42%, 7/1/12** ................    3,000,000           AA          2,838,750
                          Nuclear Project #3:
                           Series B, 5.65%, 7/1/08 .........................    3,640,000           AA          3,735,295
                           Series B, 7.125%, 7/1/16 ........................    2,500,000           AA          2,951,200
                           Series C, 5.1%, 7/1/07 ..........................    5,500,000           AA          5,424,760
                                                                                                              -----------
                        TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                         (Cost $283,262,106) ...............................                                  300,090,098
                                                                                                              -----------

                        -------------------------------------------------------------------------------------------------
0.0%                    PURCHASED OPTIONS
                        -------------------------------------------------------------------------------------------------

                                                                                Number of
                                                                                Contracts
                                                                                ---------
                        Put on U.S. Treasury Bond Futures, strike price 118.00,
                        expires 2/17/96 (Cost $311,094) ....................          250                         132,813
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------

                        TOTAL INVESTMENT PORTFOLIO - 100.0%
                         (Cost $283,723,200) (a) ...........................                                  300,372,911
                                                                                                              ===========

        (a) The cost for federal income tax purposes was $283,723,200. At December 31, 1995, net unrealized appreciation for all securities was $16,649,711.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,175,363 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
            $3,525,652.

        (b) At December 31, 1995 these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts.

             AT DECEMBER 31, 1995, OPEN FUTURES CONTRACTS SOLD SHORT WERE AS FOLLOWS (NOTE A):

                                                                                  Aggregate
             Futures                       Expiration           Contracts       Face Value ($)           Market Value ($)
             -------                       ----------           ---------       --------------           ----------------
             Muni Bond Index               Mar. 1996                25             2,999,750                    3,025,782
             20 Year U.S. Treasury Bond    Mar. 1996                75             8,808,625                    9,110,156
                                                                   ---            ----------                   ----------
                                                                   100            11,808,375                   12,135,938
                                                                   ===            ==========                   ==========
             Total net unrealized depreciation on open futures contracts sold short ................             (327,563)
                                                                                                               ==========

        (c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

        (d) All of the securities held have been determined to be of the appropriate credit quality as required by the
            Fund's investment objectives.  Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors
            Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C)
            have been determined to be of comparable quality to rated eligible securities.

        (e) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

        ** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of December 31, 1995.


   The accompanying notes are an integral part of the financial statements.

                                                                        FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------

DECEMBER 31, 1995
--------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $283,723,200)
 (Note A) .............................................                         $300,372,911
Cash ..................................................                               25,271
Receivables:
 Interest .............................................                            5,179,807
 Fund shares sold .....................................                              158,320
                                                                                ------------
  Total assets ........................................                          305,736,309
LIABILITIES
Payables:
 Investments purchased ................................         $1,005,963
 Dividends ............................................            466,223
 Fund shares redeemed .................................             86,568
 Daily variation margin on open futures contracts
  (Note A) ............................................             33,594
 Accrued management fee (Note C) ......................            152,776
 Other accrued expenses (Note C) ......................            112,017
                                                                ----------
  Total liabilities ...................................                            1,857,141
                                                                                ------------
Net assets, at market value ...........................                         $303,879,168
                                                                                ============
NET ASSETS
Net assets consist of:
 Net unrealized appreciation (depreciation) on:
  Investments .........................................                         $ 16,649,711
  Futures .............................................                             (327,563)
 Accumulated net realized loss ........................                           (3,048,689)
 Shares of beneficial interest ........................                              249,296
 Additional paid-in capital ...........................                          290,356,413
                                                                                ------------
Net assets, at market value ...........................                         $303,879,168
                                                                                ============
NET ASSET VALUE, offering and redemption price per share
 ($303,879,168 -:- 24,929,576 outstanding shares of
 beneficial interest, $.01 par value, unlimited number
 of shares authorized) ................................                               $12.19
                                                                                      ======


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest ..............................................                          $18,802,766
Expenses:
Management fee (Note C) ...............................          $1,968,029
Services to shareholders (Note C) .....................             414,177
Custodian and accounting fees (Note C) ................             114,156
Trustees' fees (Note C) ...............................              43,060
Reports to shareholders ...............................              62,913
Auditing ..............................................              45,037
Legal .................................................              20,488
State registration ....................................              16,774
Other .................................................              19,281
                                                                 ----------
Total expenses before reductions ......................           2,703,915
Expense reductions (Note C) ...........................            (415,870)
                                                                 ----------
Expenses, net .........................................                           2,288,045
                                                                                -----------
Net investment income .................................                          16,514,721
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
 Investments ..........................................           2,633,735
 Futures ..............................................          (2,711,469)        (77,734)
                                                                 ----------
Net unrealized appreciation during the period on:
 Investments ..........................................          31,868,538
 Futures ..............................................           1,281,187      33,149,725
                                                                 ----------     -----------
Net gain on investments ...............................                          33,071,991
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $49,586,712
                                                                                ===========


   The accompanying notes are an integral part of the financial statements.

                                                                           FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
INCREASE (DECREASE) IN NET ASSETS                                   1995               1994
-----------------------------------------------------------------------------------------------

Operations:
Net investment income ......................................    $ 16,514,721       $ 17,780,175
Net realized loss from investment transactions .............         (77,734)        (1,023,858)
Net unrealized appreciation (depreciation)
 on investments during the period ..........................      33,149,725        (43,029,825)
                                                                ------------       ------------
Net increase (decrease) in net assets
 resulting from operations .................................      49,586,712        (26,273,508)
                                                                ------------       ------------
Distributions to shareholders from net
 investment income ($.72 and $.66 per share,
 respectively) .............................................     (17,484,017)       (16,810,879)
                                                                ------------       ------------
Fund share transactions:
Proceeds from shares sold ..................................      80,985,278        126,895,781
Net asset value of shares issued to
 shareholders in reinvestment of
 distributions .............................................      11,658,355         10,306,439
Cost of shares redeemed ....................................     (80,644,390)      (151,370,479)
                                                                ------------       ------------
Net increase (decrease) in net assets from
 Fund share transactions ...................................      11,999,243        (14,168,259)
                                                                ------------       ------------
INCREASE (DECREASE) IN NET ASSETS ..........................      44,101,938        (57,252,646)
Net assets at beginning of period ..........................     259,777,230        317,029,876
                                                                ------------       ------------
NET ASSETS AT END OF PERIOD (including
 undistributed net investment income
 of $969,296 at December 31, 1994) .........................    $303,879,168       $259,777,230
                                                                ============       ============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ..................      23,910,066         25,261,001
                                                                ------------       ------------
Shares sold ................................................       6,935,326         10,881,281
Shares issued to shareholders in
 reinvestment of distributions .............................         992,340            974,025
Shares redeemed ............................................      (6,908,156)       (13,206,241)
                                                                ------------       ------------
Net increase (decrease) in Fund shares .....................       1,019,510         (1,350,935)
                                                                ------------       ------------
Shares outstanding at end of period ........................      24,929,576         23,910,066
                                                                ============       ============


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                                                                                 FOR THE PERIOD
                                                                                                                JANUARY 22, 1987
                                                                                                                 (COMMENCEMENT
                                                        YEARS ENDED DECEMBER 31,                                OF OPERATIONS) TO
                                        ---------------------------------------------------------------------      DECEMBER 31,
                                         1995    1994     1993     1992     1991     1990     1989     1988           1987
                                        -----------------------------------------------------------------------------------------

Net asset value, beginning
 of period ...........................  $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52       $12.00
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Income from investment
 operations:
 Net investment income (a) ...........     .68      .70      .67      .72      .76      .77      .76      .83          .78
 Net realized and unrealized
  gain (loss) on investments .........    1.37    (1.73)     .93      .50      .69     (.11)     .35      .54        (1.48)
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Total from investment
 operations ..........................    2.05    (1.03)    1.60     1.22     1.45      .66     1.11     1.37         (.70)
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Less distributions:
 From net investment income ..........    (.72)    (.66)    (.67)    (.72)    (.76)    (.77)     (.76)   (.83)        (.78)
 From net realized gains on
  investment transactions ............      --       --     (.21)    (.27)    (.21)    (.05)    (.06)      --           --
 In excess of net realized gains
  on investment transactions .........      --       --     (.07)      --       --       --       --       --           --
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Total distributions ..................    (.72)    (.66)    (.95)    (.99)    (.97)    (.82)    (.82)    (.83)        (.78)
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Net asset value, end of period .......  $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06       $10.52
                                        ======   ======   ======   ======   ======   ======   ======   ======       ======
TOTAL RETURN (%) .....................   19.28    (8.38)   13.85    10.88    13.36     6.02    10.32    13.48        (5.81)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) .................     304      260      317      204      160      129      114       74           36
Ratio of operating expenses net,
 to average daily net assets
 (%) (a) .............................     .80      .80      .92      .98     1.00     1.00     1.00      .67          .40*
Ratio of net investment income
 to average daily net assets (%) .....    5.77     6.01     5.38     6.10     6.65     6.88     6.72     7.65         8.45*
Portfolio turnover rate (%) ..........    27.3     34.3     56.4     56.6     45.5     33.4     75.8     36.7        131.8*

(a) Reflects a per share amount
     of expenses, exclusive of
     management fees,
     reimbursed by the
     Adviser of ......................  $   --   $   --   $   --   $   --   $   --   $   --   $   --   $ .010       $ .066
    Reflects a per share amount
     of management fee not
     imposed by the Adviser of .......  $  .02   $  .02   $  .01   $   --   $   --   $  .01   $  .01   $  .05       $  .06
    Operating expense ratio
     before expense
     reductions (%) ..................     .94      .97      .98      .99     1.04     1.09     1.15     1.25         1.80*
  * Annualized
 ** Not annualized

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.
Short-term investments having a maturity of sixty days or less are valued at amortized cost.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the

SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------------------------------------------

Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract.

Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $1,086,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, the expiration date.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax

SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------------------------------------------

regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
Purchases and sales of long-term municipal investments for the year ended December 31, 1995, were $89,238,858 and $74,358,292, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1995 was $24,140,781 and $40,440,844, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% on the first $200,000,000 of average daily net assets, and 0.65% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the year ended December 31, 1995, the fee pursuant to the Agreement amounted to $1,552,159 which was equivalent to an annual effective rate of .54% of the Fund's average daily net assets. The Adviser has agreed not to impose all or a portion of its management fee until April 30, 1996, and during such period to maintain the annualized expenses of the Fund at not more than .80% of average daily net assets. For the year ended December 31, 1995, the Adviser did not impose a portion of its management fee amounting to $415,870.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $314,439 of which $24,939 is unpaid at December 31, 1995.

Effective January 23, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $56,810, of which $5,061 is unpaid at December 31, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses aggregated $43,060.

SCUDDER HIGH YIELD TAX FREE FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER MUNICIPAL TRUST AND THE SHAREHOLDERS OF SCUDDER HIGH YIELD TAX FREE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder High Yield Tax Free Fund, including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the eight years in the period then ended and for the period January 22, 1987 (commencement of operations) to December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1995 by correspondence with the custodian and brokers.   An audit
also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended and for the period January 22, 1987 (commencement of operations) to December 31, 1987, in conformity with generally accepted accounting principles.

Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
February 14, 1996

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund. For corporate shareholders no amount of the income dividends paid by the Fund qualified for the dividends received deduction.

Of the dividends paid from net investment income for the fiscal year ended December 31, 1995, 18.07% should be treated as an item of tax preference for purposes of the federal alternative minimum tax, if applicable. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $16,522,000 as exempt-interest dividends for the fiscal year ended December 31, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                     (This page intentionally left blank.)

                                                           OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee

Daniel Pierce*
    Vice President and Trustee

Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Dudley H. Ladd*
    Trustee

George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University College of Business Administration

Juris Padegs*
    Trustee

Donald C. Carleton*
    Vice President

Philip G. Condon*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                   Money Market                                        Income
                     Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                     Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                   Tax Free Money Market+                                Scudder GNMA Fund
                     Scudder Tax Free Money Fund                         Scudder Income Fund
                     Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                     Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                   Tax Free+                                             Scudder Zero Coupon 2000 Fund
                     Scudder California Tax Free Fund*                 Growth
                     Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                     Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                     Scudder Managed Municipal Bonds                     Scudder Global Fund
                     Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                     Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                     Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                     Scudder New York Tax Free Fund*                     Scudder International Fund
                     Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                     Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                   Growth and Income                                     Scudder Quality Growth Fund
                     Scudder Balanced Fund                               Scudder Small Company Value Fund
                     Scudder Growth and Income Fund                      Scudder Value Fund
                                                                         The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
-----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:

                                         Boca Raton                                New York
                                         Boston                                    Portland, OR
                                         Chicago                                   San Diego
                                         Cincinnati                                San Francisco
                                         Los Angeles                               Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder                For information on Scudder
                                         Treasurers Trust,(TM)an institutional     Institutional Funds,* funds
                                         cash management service for               designed to meet the broad
                                         corporations, non-profit                  investment management and
                                         organizations and trusts that uses        service needs of banks and
                                         certain portfolios of Scudder Fund,       other institutions, call
                                         Inc.* ($100,000 minimum), call            1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.